As filed with the Securities and Exchange Commission on March 28, 2008

1933 Act Registration No. 002-84012

1940 Act Registration No. 811-03752

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 72	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 73	☒

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

John M. Loder

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 1, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on April 1, 2008 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

2-7	SUMMARY OF THE FUND

Managers Bond Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

8-13	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

14	FINANCIAL HIGHLIGHTS

Managers Bond Fund

15	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

FUND FACTS

Investment Style:

Fixed Income Securities

Benchmark:

Lehman Brothers U.S. Government/Credit Index

Ticker:

MGFIX

Investment Manager:

Managers Investment Group LLC

(the “Investment Manager”)

Subadvisors:

Loomis, Sayles & Co.

(“Loomis”)

MANAGERS BOND FUND

OBJECTIVE

The Fund’s investment objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Service (or a similar rating from any nationally recognized statistical rating organization).

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Loomis as the Fund’s Subadvisor. Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis invests around three themes encompassing:

•	Generally seeking fixed-income securities of issuers whose credit profiles it believes are improving.

•

Significant use of securities whose price changes may not have a direct correlation with changes in interest rates. Loomis believes positive returns can be generated by having a portion of the Fund’s assets invested in this type of security rather than primarily relying on interest rate changes to generate returns.

•

Analysis of different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that Loomis believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which securities to buy and sell, Loomis will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis’ expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis’ expectations concerning the potential return of those investments.

Loomis generally prefers securities that are protected against calls (early redemption by the issuer).

2	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to bonds.

•	Seeking an opportunity for additional fixed-income returns.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Daniel J. Fuss

Executive Vice President and Vice Chairman at Loomis

See “Fund Management” on page 7 for more information on the portfolio manager.

Managers Investment Group	3

SUMMARY OF THE FUND

MANAGERS BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Best Quarter: 6.09% (2nd Quarter 2003)

Worst Quarter: -3.20% (3rd Quarter 1998)

Average Annual Total Returns1 as of 12/31/07

Managers Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.06%	6.58%	6.97%

Return After Taxes on Distributions	5.26%	4.86%	4.68%

Return After Taxes on Distributions and Sale of Fund Shares	4.55%	4.64%	4.57%

Lehman Bros. U.S. Government/Credit Index[2] (before taxes)	7.23%	4.44%	6.01%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers U.S. Government/Credit Index is an index of all investment grade government and corporate bonds with a maturity of more than one year. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

4	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.625%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.36%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.00%

Fee Waiver and Reimbursement[2]	0.00%

Net Annual Fund Operating Expenses[3]	1.00%

[1]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.99%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$317	$550	$1,219

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Service and Standard & Poor’s Corporation. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

HIGH YIELD RISK

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by the Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage

6	Managers Investment Group

SUMMARY OF THE FUND

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 6% coupon bond can be reasonably assured that they will receive an 6% return on their original capital, but unless they can reinvest all of the interest receipts at or above 6%, the total return over 30 years will be below 6%. The higher the coupon and prepayment risk, the higher the reinvestment risk. Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated April 1, 2008 (the “SAI”).

INVESTMENT OBJECTIVES

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objectives while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

FUND MANAGEMENT

The Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Fund’s Subadvisor is available in the Fund’s Semi-Annual Report for the period ended June 30, 2007.

Loomis, Sayles & Company, L.P. (“Loomis”) manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926. As of December 31, 2007, Loomis had assets under management of approximately $130 billion. Daniel J. Fuss is primarily responsible for the day-to-day management of the Fund. He is an Executive Vice President and Vice Chairman of Loomis, and has served in those positions since 1989 and 1999, respectively. Mr. Fuss joined Loomis in 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.625% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

Managers Investment Group	7

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (the “NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investments will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

8	Managers Investment Group

SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	9

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions which are below $50,000.

10	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 12.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of the Fund’s accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies

Managers Investment Group	11

SHAREHOLDER GUIDE

the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 13.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends monthly and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund mails correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

12	Managers Investment Group

SHAREHOLDER GUIDE

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

The Fund’s investment in certain debt instruments may cause a Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. In addition, the Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your social security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

Managers Investment Group	13

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
Managers Bond Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.84	$24.11	$24.58	$24.58	$23.44

Income from Investment Operations:
Net investment income	1.22 [3]	1.08	0.88	0.80	1.08
Net realized and unrealized gain (loss) on investments	0.49 [3]	0.75	(0.32)	0.30	1.40
Total from investment operations	1.71	1.83	0.56	1.10	2.48

Less Distributions to Shareholders from:
Net investment income	(1.21)	(1.10)	(0.88)	(0.93)	(1.11)
Net realized gain on investments	(0.00)[5]	—	(0.15)	(0.17)	(0.23)
Total distributions to shareholders	(1.21)	(1.10)	(1.03)	(1.10)	(1.34)

Net Asset Value, End of Year	$25.34	$24.84	$24.11	$24.58	$24.58
Total Return[1]	7.06%	7.79%[4]	2.29%	5.14%	10.77%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of total expenses to average net assets[2]	0.99%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income to average net assets[1]	4.91%	4.52%	3.36%	3.65%	4.50%
Portfolio turnover	21%	46%	26%	16%	73%
Net assets at end of year (000’s omitted)	$2,022,891	$906,776	$426,448	$259,210	$179,641

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Rounds to less than $0.01.

14	Managers Investment Group

HOW TO CONTACT US

MANAGERS FUNDS

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

Managers Investment Group	15

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PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (“SAI”), Annual Report, and Semi-Annual Report contain additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the SEC’s. The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund is also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

www.managersinvest.com

MANAGERS FUNDS

- **Managers Special Equity Fund**

  Managers Class, Institutional Class

PROSPECTUS

April 1, 2008

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

managers

INVESTMENT GROUP LLC

2-8	SUMMARY OF THE FUND

Managers Special Equity Fund

Summary of Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

9-14	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

15	FINANCIAL HIGHLIGHTS

Managers Special Equity Fund

16	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

FUND FACTS

Investment Style:

U.S. Small- and Mid-Cap Equities

Benchmark:

Russell 2000® Index

Tickers:

Managers Class: MGSEX

Institutional Class: MSEIX

Investment Manager:

Managers Investment Group LLC

(the “Investment Manager”)

Subadvisors:

Donald Smith & Co., Inc.

(“Donald Smith”)

Lord, Abbett & Co. LLC

(“Lord Abbett”)

Skyline Asset Management, L.P.

(“Skyline”)

Smith Asset Management Group L.P.

(“Smith Group”)

Veredus Asset Management, LLC

(“Veredus”)

Westport Asset Management Inc.

(“Westport”)

The Russell 2000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS SPECIAL EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

FOCUS

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders. Although the Fund focuses its investments in securities of small- and medium-capitalization companies pursuant to its investment objective, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Typically the Fund invests in companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Index. As of December 31, 2007, the range of market capitalizations for the Russell 2000® Index was $27.0 million to $6.1 billion. The Fund may purchase securities, or retain securities that it already has purchased, even if the company’s security is outside the Fund’s typical capitalization range.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among six Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•

Three Subadvisors utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and that are thus selling at valuations less than expected.

•	The other three Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses.

•	All six Subadvisors examine the underlying businesses, financial statements, competitive environment and company management in order to assess the future profitability of each company.

•	A Subadvisor will typically sell a stock if it believes that the future profitability of a company does not support the current stock price.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio.

2	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS SPECIAL EQUITY FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small- and mid-cap companies.

•	Seeking a potential source of capital appreciation.

•	Willing to accept short-term volatility of returns.

SUBADVISORS

See “Fund Management” on page 7 for more information on the Subadvisors.

Managers Investment Group	3

SUMMARY OF THE FUND

MANAGERS SPECIAL EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s previous contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Managers Class

Best Quarter: 35.91% (4th Quarter 1999)

Worst Quarter: -23.74% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/07

Managers Special Equity Fund	1 Year	5 Years	10 Years
Managers Class—Return Before Taxes	-0.60%	13.56%	7.38%

Managers Class—Return After Taxes on Distributions	-4.17%	11.99%	6.11%

Managers Class—Return After Taxes on Distributions and Sale of Fund Shares	3.90%	11.84%	6.18%

Institutional Class—Return Before Taxes	-0.39%[2]	—	—

Russell 2000® Index[3] (before taxes)	-1.57%	16.25%	7.08%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Managers Class shares of the Fund. After-tax returns for Institutional Class shares will vary.

[2]	The average annual total return before taxes for the Institutional Class since its inception date of May 3, 2004 is 8.06%.
[3]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

4	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS SPECIAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Managers Class	Institutional Class
Management Fee	0.90%	0.90%

Distribution (12b-1) Fees	None	None

Other Expenses[1]	0.56%	0.33%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses[2,3]	1.47%	1.24%

[1]	Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.43% for the Managers Class and 1.21% for the Institutional Class.

[3]

The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$150	$465	$803	$1,758

Institutional Class	$126	$393	$681	$1,500

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by the Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities.

SMALL- AND MID-CAPITALIZATION STOCK RISK

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund may underperform other stock funds (such as large-company stock funds) when stocks of small-capitalization companies are out of favor.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated April 1, 2008 (the “SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs, and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

6	Managers Investment Group

SUMMARY OF THE FUND

FUND MANAGEMENT

The Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprising different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to the Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Lord Abbett, located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund and has served as a Subadvisor to the Fund since December 2007. As of December 31, 2007, Lord Abbett had assets under management of approximately $110 billion. F. Thomas O’Halloran, Partner and Portfolio Manager, is primarily responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett and has served in that capacity since December 2007. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, was formed in 1995 and is organized as a limited partnership. AMG owns a majority interest in Skyline. As of December 31, 2007, Skyline had assets under management of approximately $1 billion. Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard each lead one of these three teams. Mr. Fiedler leads the team that covers consumer, materials and processing, and health care. Mr. Maloney leads the team that covers financial services and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks.

Mr. Fiedler has had portfolio management responsibilities since 2001 and has been a limited partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1995. Mr. Maloney is also an executive vice president of Skyline. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mark N. Odegard has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst.

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, had approximately $6.3 billion in assets under management as of December 31, 2007. The portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group are Stephen S. Smith, John D. Brim, Royce W. Medlin, John D. Ingle, and A. Michelle Pryor. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, Mr. Smith has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of investment management positions. Mr. Brim has served as a portfolio manager of the Smith Group since 1998. Mr. Medlin has served as a portfolio manager with the Smith Group since 2006. From 2002 until 2006, Mr. Medlin served as President and Portfolio Manager of Belmont Wealth Management. Mr. Ingle has served as a portfolio manager with the Smith Group since 2004. From 2002 until 2004, Mr. Ingle served as a Vice President and Senior Portfolio Manager at Bank of Texas. Ms. Pryor has served as a portfolio manager with the Smith Group since 2001, and began her career at Smith Group in 1998.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky 40205, was founded in 1998. As of December 31, 2007, Veredus had assets under management of approximately $1.4 billion. B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus. Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Portfolio Manager for Veredus, a position he has held since 1998.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut 06880, was formed in 1983. As of December 31, 2007, Westport had assets under management of approximately $2.8

Managers Investment Group	7

SUMMARY OF THE FUND

FUND MANAGEMENT

billion. Andrew J. Knuth and Edmund H. Nicklin, Jr. are jointly and primarily responsible for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman and Chief Investment Officer of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of Westport Advisers, LLC, an affiliated investment adviser, and a portfolio manager for Westport and has acted in those capacities for the firm since 1997. Prior to joining Westport, he had been a Portfolio Manager for Evergreen Funds since 1986.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York 10019. As of December 31, 2007, Donald Smith had approximately $4.2 billion in assets under management. Donald G. Smith and Richard L. Greenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Donald Smith with Mr. Smith serving as lead portfolio manager. Mr. Smith has been the President of, and a portfolio manager for, Donald Smith since the firm’s inception in 1980. Mr. Greenberg has been a Senior Vice President of Donald Smith since 2006, and a Portfolio Manager for Donald Smith since 1981.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2007, the Investment Manager had assets under management of approximately $9.9 billion. Keitha L. Kinne is primarily responsible for the day-to-day management of the Fund’s cash reserves. Ms. Kinne has been a Managing Partner and Chief Operating Officer since 2007 and Chief Investment Officer since 2008 for the Investment Manager. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to each of the Fund’s Subadvisors.

A discussion regarding the basis for the Trust’s Board of Trustees approving the Investment Management Agreement between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Fund’s Subadvisors other than Lord Abbett with respect to the Fund is available in the Fund’s Semi-Annual Report for the period ended June 30, 2007, and a discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreement between the Investment Manager and Lord Abbett is available in the Fund’s Annual Report for the period ended December 31, 2007.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

8	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investments will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Managers Investment Group	9

SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

10	Managers Investment Group

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*…	If you wish to add shares to your account*…	If you wish to sell shares*,†…

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Managers Class and $2,500,000 for Institutional Class)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please specify the share class you wish to purchase or sell when placing your order.
†	Redemptions of $50,000 or more for Managers Class or $2,500,000 or more for Institutional Class require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA).

Managers Investment Group	11

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds	Managers Class		Institutional Class
	Initial Investment	Additional Investments	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100	$2,500,000	$1,000

• Individual Retirement Accounts	$1,000	$100	$2,500,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares of the Managers Class or $2,500,000 or more worth of shares of the Institutional Class, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 for the Managers Class or $500,000 for the Institutional Class due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 13.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders, or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

12	Managers Investment Group

SHAREHOLDER GUIDE

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 14.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional

Managers Investment Group	13

SHAREHOLDER GUIDE

shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund mails correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS AND OTHER TAX MATTERS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

The Fund’s investment in shares of other mutual funds, exchange traded funds (“ETFs”), or other companies that are taxed as regulated investment companies, including certain real estate investment trusts (“REITs”) (collectively “underlying funds”) could affect the amount, timing, and character of distributions you receive.

The Fund’s investment in certain debt instruments and the Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives also affects the amount, timing, and character of the Fund’s distributions.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments would be decreased. The Fund’s investment in an underlying fund will not be considered to be an investment in the securities of foreign corporations regardless of the extent to which the Fund itself invests in such securities. In addition, the Fund’s investment in foreign securities or foreign currencies, whether directly or through an underlying fund, may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

14	Managers Investment Group

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
Managers Special Equity Fund - Managers Class:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$82.96	$86.78	$90.42	$78.48	$55.08

Income from Investment Operations:
Net investment loss	(0.51)[5]	(0.14)[5]	(0.54)[5]	(0.56)	(0.43)
Net realized and unrealized gain on investments	0.55 [5]	9.88 [5]	4.18 [5]	12.50	23.83
Total from investment operations	0.04	9.74	3.64	11.94	23.40

Less Distributions to Shareholders from:
Net realized gain on investments	(18.73)	(13.56)	(7.28)	—	—

Net Asset Value, End of Year	$64.27	$82.96	$86.78	$90.42	$78.48
Total Return[1]	(0.60)%	11.28%	4.00%	15.18%	42.50%

Ratio of net expenses to average net assets	1.43%	1.42%	1.40%	1.40%	1.43%
Ratio of total expenses to average net assets[4]	1.46%	1.47%	1.45%	1.45%	1.46%
Ratio of net investment loss to average net assets[1]	(0.59)%	(0.15)%	(0.60)%	(0.69)%	(0.72)%
Portfolio turnover	67%	76%	80%	68%	64%
Net assets at end of year (000’s omitted)	$1,668,031	$2,551,703	$2,834,314	$3,415,003	$3,279,318

	For the year ended December 31,			For the period* ended December 31, 2004
Managers Special Equity Fund - Institutional Class:	2007	2006	2005
Net Asset Value, Beginning of Period	$83.56	$87.09	$90.56	$78.91

Income from Investment Operations:
Net investment income (loss)	(0.32)[5]	0.10 [5]	(0.33)[5]	(0.21)
Net realized and unrealized gain on investments	0.52 [5]	9.93 [5]	4.14 [5]	11.86
Total from investment operations	0.20	10.03	3.81	11.65

Less Distributions to Shareholders from:
Net realized gain on investments	(19.05)	(13.56)	(7.28)	—

Net Asset Value, End of Period	$64.71	$83.56	$87.09	$90.56
Total Return[1]	(0.39)%	11.56%[6]	4.21%	14.75%[2]

Ratio of net expenses to average net assets	1.20%	1.18%	1.20%	1.20%[3]
Ratio of total expenses to average net assets[4]	1.23%	1.23%	1.25%	1.26%[3]
Ratio of net investment income (loss) to average net assets[1]	(0.36)%	0.09%	(0.56)%	(0.49)%[3]
Portfolio turnover	67%	76%	80%	68%[2]
Net assets at end of period (000’s omitted)	$247,396	$561,994	$510,541	$274,010

*	Commencement of operations was May 3, 2004.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not Annualized.
[3]	Annualized.
[4]	Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[5]	Per share numbers have been calculated using average shares.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	15

HOW TO CONTACT US

MANAGERS SPECIAL EQUITY FUND

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

16	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (“SAI”), Annual Report, and Semi-Annual Report contain additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Report to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

www.managersinvest.com

3	OVERVIEW

4-47	SUMMARY OF THE FUNDS

Managers Value Fund

Managers AMG Essex Large Cap Growth Fund

Managers Small Company Fund

Managers Special Equity Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Bond Fund

Managers Global Bond Fund

Managers Money Market Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

48-54	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

55-59	FINANCIAL HIGHLIGHTS

Managers Value Fund

Managers AMG Essex Large Cap Growth Fund

Managers Small Company Fund

Managers Special Equity Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Bond Fund

Managers Global Bond Fund

Managers Money Market Fund

60	HOW TO CONTACT US

Managers Investment Group	1

THIS PAGE INTENTIONALLY LEFT BLANK

OVERVIEW

This Prospectus contains important information about the Managers Value Fund, Managers AMG Essex Large Cap Growth Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Global Bond Fund, and Managers Money Market Fund (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	3

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Mid- and Large-Cap Equities

Benchmark:

Russell 1000® Value Index

Ticker:

MGIEX

Subadvisors:

Armstrong Shaw Associates Inc.

(“Armstrong Shaw”)

Osprey Partners Investment Management, LLC

(“Osprey Partners”)

The Russell 1000® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS VALUE FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

FOCUS

Under normal circumstances, the Fund normally invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies with capitalizations that are within the range of capitalizations of companies in the Russell 1000® Index. As of December 31, 2007, the range of market capitalizations for the Russell 1000® Index was $458 million to $512 billion.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated between two Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both Subadvisors expect to generate returns from dividend income as well as capital appreciation as a result of improvements in the valuations of stocks such as, among other things, increases in the price-to-earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the Subadvisor believes that the future profitability of a company does not support its current stock price.

Specifically:

•	Armstrong Shaw invests in securities where a rigid cash flow or asset value analysis determines that a company’s stock is selling at a substantial discount to its intrinsic value.

•	Osprey Partners invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth, bottom-up analysis to identify financially strong, well-managed companies.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS VALUE FUND

PRINCIPAL RISKS

•	Large-Capitalization Stock Risk—large-capitalization companies are generally more mature and are not able to reach the same levels of growth as small- or mid-cap companies.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to large- and mid-cap companies.

•	Seeking exposure to value-oriented investments.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Jeffrey Shaw

Chairman and Chief Investment Officer at Armstrong Shaw

John W. Liang

Managing Partner, Chief Investment Officer, and Portfolio Manager at Osprey Partners

Russell S. Tompkins

Managing Partner, Chief Operating Officer and Portfolio Manager at Osprey Partners

Bruce J. Jensen

Director of Large Cap Equity Research and Portfolio Manager at Osprey Partners

See “Fund Management” on page 43 for more information on the portfolio managers.

Managers Investment Group	5

SUMMARY OF THE FUNDS

MANAGERS VALUE FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Best Quarter: 16.62% (2nd Quarter 2003)

Worst Quarter: -20.58% (3rd Quarter 2002)

Average Annual Total Returns1 as of 12/31/07

Managers Value Fund	1 Year	5 Years	10 Years
Return Before Taxes	-7.77%	10.76%	5.27%

Return After Taxes on Distributions	-10.45%	9.01%	3.40%

Return After Taxes on Distributions and Sale of Fund Shares	-2.67%	9.08%	3.89%

Russell 1000® Value Index[2] (before taxes)	-0.17%	14.63%	7.68%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book returns and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS VALUE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.75%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.44%

Total Annual Fund Operating Expenses[2]	1.19%

Fee Waiver and Reimbursement[3]	0.00%

Net Annual Fund Operating Expenses	1.19%

[1]

Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007. In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[2]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Funds incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 in an amount less than the amounts shown above. After giving effect to these expense offsets and fee waiver and reimbursements, the “Net Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.16%.

[3]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.19%, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Net Annual Fund Operating Expenses could exceed the Net Annual Fund Operating Expenses listed above in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	7

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Large-Cap Equities

Benchmark:

Russell 1000® Growth Index

Ticker:

MGCAX

Subadvisor:

Essex Investment Management Company, LLC

(“Essex”)

The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of large-capitalization companies. This policy may only be changed upon 60 days’ written notice to shareholders. Additionally, the Fund normally invests primarily in common and preferred stocks of U.S. companies. The term “large-capitalization” companies refers to companies with capitalizations that are within the range of capitalizations of companies in the Russell 1000® Growth Index. As of December 31, 2007, the range of market capitalizations for the Russell 1000® Growth Index was $537 million to $511 billion.

PRINCIPAL INVESTMENT STRATEGIES

Essex serves as Subadvisor to the Fund and emphasizes a growth approach to investing by selecting stocks of companies it believes can generate strong growth in earnings and/or cash flow. Essex expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. Essex typically:

•	Attempts to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over long periods.

•	Examines companies underlying businesses, financial statements, competitive environments, and company management in order to assess the future profitability of each company.

•	Sells all or part of the Fund’s holdings in a particular stock if it believes that the current stock price is not supported by expectations regarding the company’s future growth potential.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Large-Capitalization Stock Risk—large-cap companies are generally more mature and are not able to reach the same levels of growth as small- or mid-cap companies.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to large- and mid-cap companies.

•	Seeking a potential source of capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

David M. Goss, CFA

Senior Principal and Portfolio Manager of Essex

See “Fund Management” on page 43 for more information on the portfolio manager.

Managers Investment Group	9

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Best Quarter: 58.42% (4th Quarter 1999)

Worst Quarter: -25.80% (1st Quarter 2001)

Average Annual Total Returns1 as of 12/31/07

Managers AMG Essex Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	14.36%	10.39%	6.84%

Return After Taxes on Distributions	14.36%	10.39%	5.75%

Return After Taxes on Distributions and Sale of Fund Shares	9.33%	9.06%	5.53%

Russell 1000 Growth® Index [2] (before taxes)	11.81%	12.10%	3.83%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

10	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.80%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.49%

Total Annual Fund Operating Expenses[2]	1.29%

Fee Waiver and Reimbursement[3]	0.00%

Net Annual Fund Operating Expenses	1.29%

[1]

Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007. In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[2]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 in an amount less than the amounts shown above. After giving effect to these expense offsets and fee waivers and reimbursements, the “Net Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.24%.

[3]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.29%, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Net Annual Fund Operating Expenses could exceed the Net Annual Fund Operating Expenses listed above in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,557

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	11

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Small-Cap Equities

Benchmark:

Russell 2000® Index

Ticker:

MSCFX

Subadvisors:

Kalmar Investment Advisers

(“Kalmar”)

Epoch Investment Partners, Inc.

(“Epoch”)

The Russell 2000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS SMALL COMPANY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

FOCUS

Under normal circumstances the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may only be changed upon 60 days’ written notice to shareholders. Additionally, under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies, with the potential for long-term capital appreciation. The term “small companies” refers to companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Index. As of December 31, 2007, the range of market capitalizations for the Russell 2000 Index was $27.0 million to $6.1 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated between two Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

Kalmar focuses exclusively on companies whose businesses are expanding. Kalmar seeks to identify companies expected to exhibit rapid earnings growth and to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The portfolio management team examines the underlying businesses, financial statements, competitive environments, and company management in order to assess the future profitability of each company. Kalmar therefore expects to generate returns from capital appreciation due to earnings growth along with improvements to the valuations of the stocks such as increases in the price-to-earnings ratio.

•

Epoch seeks to generate risk-adjusted returns by building portfolios of businesses with attractive risk/reward profiles without running a high degree of capital risk. In analyzing investments, Epoch considers the management quality, business evaluation, financial strength, and other external factors. It identifies businesses that it believes are worthy of long-term investment and seeks to construct a diversified portfolio across attractive sectors, limit individual holding sizes, and follow a strict sell discipline with a low relative portfolio turnover.

•	Each Subadvisor will typically sell a stock if it believes that the future profitability of a company does not support its current stock price.

12	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SMALL COMPANY FUND

PRINCIPAL RISKS

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small companies.

•	Seeking a source of capital appreciation.

•	Willing to accept short-term volatility of returns.

SUBADVISORS

See “Fund Management” on pages 43-44 for more information on the Subadvisors.

Managers Investment Group	13

SUMMARY OF THE FUNDS

MANAGERS SMALL COMPANY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Best Quarter: 18.83% (2nd Quarter 2003)

Worst Quarter: -20.91% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/07

Managers Small Company Fund	1 Year	5 Years	Since Inception (06/19/00)
Return Before Taxes	9.13%	15.34%	3.61%

Return After Taxes on Distributions	5.96%	14.66%	3.21%

Return After Taxes on Distributions and Sale of Fund Shares	9.16%	13.42%	3.06%

Russell 2000® Index[2] (before taxes)	-1.57%	16.25%	6.53%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

14	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SMALL COMPANY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.90%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.55%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses[2]	1.46%

Fee Waiver and Reimbursement[3]	0.00%

Net Annual Fund Operating Expenses[4]	1.46%

[1]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 in an amount less than the amounts shown above. After giving effect to these expense offsets and fee waivers and reimbursements, the “Net Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.37%.

[3]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.45%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[4]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	15

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Small- and Mid-Cap Equities

Benchmark:

Russell 2000® Index

Ticker:

Managers Class: MGSEX

Subadvisors:

Donald Smith & Co., Inc.

(“Donald Smith”)

Lord, Abbett & Co., LLC

(“Lord Abbett”)

Skyline Asset Management, L.P.

(“Skyline”)

Smith Asset Management Group, L.P.

(“Smith Group”)

Veredus Asset Management, LLC

(“Veredus”)

Westport Asset Management Inc.

(“Westport”)

The Russell 2000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS SPECIAL EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

FOCUS

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders. Although the Fund focuses its investments in securities of small- and medium-capitalization companies pursuant to its investment objective, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Typically the Fund invests in companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Index. As of December 31, 2007, the range of market capitalizations for the Russell 2000® Index was $27.0 million to $6.1 billion. The Fund may purchase securities, or retain securities that it already has purchased, even if the company’s security is outside the Fund’s typical capitalization range.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among six Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•

Three Subadvisors utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and that are thus selling at valuations less than expected.

•	The other three Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses.

•	All six Subadvisors examine the underlying businesses, financial statements, competitive environment and company management in order to assess the future profitability of each company.

•	A Subadvisor will typically sell a stock if it believes that the future profitability of a company does not support the current stock price.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio.

16	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SPECIAL EQUITY FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small- and mid-cap companies.

•	Seeking a potential source of capital appreciation.

•	Willing to accept short-term volatility of returns.

SUBADVISORS

See “Fund Management” on pages 44-45 for more information on the Subadvisors.

Managers Investment Group	17

SUMMARY OF THE FUNDS

MANAGERS SPECIAL EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s previous contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Managers Class

Best Quarter: 35.91% (4th Quarter 1999)

Worst Quarter: -23.74% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/07

Managers Special Equity Fund—Managers Class	1 Year	5 Years	10 Years
Return Before Taxes	-0.60%	13.56%	7.38%

Return After Taxes on Distributions	-4.17%	11.99%	6.11%

Return After Taxes on Distributions and Sale of Fund Shares	3.90%	11.84%	6.18%

Russell 2000® Index[2] (before taxes)	-1.57%	16.25%	7.08%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

18	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SPECIAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Managers Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Managers Class
Management Fee	0.90%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.56%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses[2,3]	1.47%

[1]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 in an amount less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.43% for the Managers Class.

[3]

The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$150	$465	$803	$1,758

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	19

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Non-U.S. Equities

Benchmark:

MSCI EAFE Index®

Ticker:

MGITX

Subadvisors:

AllianceBernstein L.P.

(“AllianceBernstein”)

Lazard Asset Management LLC

(“Lazard”)

Wellington Management Company, LLP

(“Wellington Management”)

All Morgan Stanley Capital International (“MSCI”) data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

MANAGERS INTERNATIONAL EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund’s secondary objective.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities (generally common and preferred stocks). This policy may be changed only upon 60 days’ written notice to shareholders. Additionally, under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies.

The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently managed by three Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Each Subadvisor examines the underlying businesses, financial statements, competitive environments, and company managements in order to assess the future profitability of each company. Specifically:

•

AllianceBernstein uses a value approach through that it seeks to identify companies whose shares are available for less than what it considers to be fair value. Bernstein uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes.

•

Lazard generally seeks to identify long-term investment themes that may affect the profitability of companies in particular industries, regions, or countries. For example, Lazard may identify broad-based demographic trends, such as an increase in the average age of a region’s population, which may make investment in particular companies or industries attractive.

•	Wellington Management utilizes a growth approach to investing through which it seeks to identify companies with improving fundamentals and accelerating earnings.

•	A stock is typically sold if a Subadvisor believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations to the stocks such as increases in the price to earnings ratio.

20	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to non-U.S. equities.

•	Seeking capital appreciation.

•	Willing to accept short-term volatility of returns.

SUBADVISORS

See “Fund Management” on pages 45-46 for more information on the subadvisors.

Managers Investment Group	21

SUMMARY OF THE FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Best Quarter: 18.12% (2nd Quarter 2003)

Worst Quarter: -20.08% (3rd Quarter 2002)

Average Annual Total Returns1 as of 12/31/07

Managers International Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	14.86%	21.00%	8.08%

Return After Taxes on Distributions	14.67%	20.70%	7.43%

Return After Taxes on Distributions and Sale of Fund Shares	9.66%	18.51%	6.77%

MSCI EAFE Index[2] (before taxes)	11.17%	21.59%	8.66%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The MSCI EAFE Index® is a free-float adjusted market capitalization index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the Index consisted of 21 developed market country indices in Europe, Australasia, and the Far East. Unlike the Fund, the MSCI EAFE Index® is unmanaged, is not available for investment, and does not incur expenses. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

22	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.90%

Distribution (12b-1) Fees	None

Other Expenses[2]	0.70%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.61%

Fee Waiver and Reimbursement[3]	(0.12)%

Net Annual Fund Operating Expenses[4]	1.49%

[1]	Applies to redemptions or exchanges occurring within 60 days of purchase. See Redemption Fees on page 49 for further information.
[2]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[3]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.48%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s waiver and reimbursement.

[4]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$359	$495	$864	$1,900

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	23

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Emerging Market or Developing Country Equities

Benchmark:

MSCI Emerging Markets Index

Ticker:

MEMEX

Subadvisor:

Rexiter Capital Management Limited

(“Rexiter”)

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or products described herein. Copying or redistributing the MSCI data is strictly prohibited.

MANAGERS EMERGING MARKETS EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or emerging market.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of companies located in emerging market countries. This policy may not be changed without providing shareholders of the Fund at least 60 days’ prior written notice. For the purposes of this policy, “emerging market countries” mean countries designated by the Fund’s benchmark, the MSCI Emerging Markets Index, to be an emerging market country. The Fund may invest in companies of any size.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Rexiter as the Fund’s Subadvisor. Rexiter seeks to keep the Fund diversified across a variety of markets, countries and regions. Typically, Rexiter selects stocks that it believes can generate and maintain strong earnings growth by:

•	Assessing the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio.

•	Seeking to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries.

•	Selling a stock if:

—	It believes that the current stock price is not supported by its expectations regarding the company’s future growth potential; or

—	The political, economic, or financial health of the country changes.

24	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

PRINCIPAL RISKS

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to emerging market equity investments.

•	Seeking potential capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Murray Davey

Managing Director—

Global Emerging Markets, Country Fund Manager and Portfolio Manager at Rexiter

Nicholas Payne

Country Fund Manager

Christopher Vale

Country Fund Manager, Managing Director, and Chief Investment Officer – Asia

See “Fund Management” on page 46 for more information on the portfolio managers.

Managers Investment Group	25

SUMMARY OF THE FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 43.66% (4th Quarter 1999)

Worst Quarter: -25.08% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/07

Managers Emerging Markets Equity Fund	1 year	5 years	Since Inception (02/09/98)
Return Before Taxes	29.55%	35.09%	16.27%

Return After Taxes on Distributions	25.89%	33.23%	15.06%

Return After Taxes on Distributions and Sale of Fund Shares	22.53%	31.10%	14.18%

MSCI Emerging Markets Index[2] (before taxes)	39.78%	37.46%	14.87%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The MSCI EM Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. As of June 2007, the MSCI EM Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

26	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.15%

Distribution (12b-1) Fees	None

Other Expenses[2]	0.76%

Total Annual Fund Operating Expenses[3]	1.91%

Fee Waiver & Reimbursement[4]	(0.14)%

Net Annual Fund Operating Expenses[5]	1.77%

[1]	Applies to redemptions or exchanges occurring within 60 days of purchase. See Redemption Fees on page 49 for further information.
[2]

Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007. In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

In earlier periods, the Investment Manager contractually agreed to waive management fees as necessary so as to limit total operating expenses to certain percentages. These subsidies were subject to a Fund’s obligation to repay the Investment Manager in future years, if any, when the Fund’s expenses fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Fund is not obligated to repay such expenses for more than 36 months after the time of any waiver or payment pursuant to the Fund’s contractual expense limitation. The Total Annual Fund Operating Expenses shown above include amounts charged to the Fund for such deferred expenses.

[4]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.77%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[5]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$386	$585	$1,018	$2,221

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	27

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Fixed-Income Securities

Benchmark:

Lehman Brothers U.S. Government/Credit Index

Ticker:

MGFIX

Subadvisor:

Loomis, Sayles & Company, L.P.

(“Loomis”)

MANAGERS BOND FUND

OBJECTIVE

The Fund’s investment objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Service (or a similar rating from any nationally recognized statistical rating organization).

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Loomis as the Fund’s Subadvisor. Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis invests around three themes encompassing:

•	Generally seeking fixed-income securities of issuers whose credit profiles it believes are improving.

•

Significant use of securities whose price changes may not have a direct correlation with changes in interest rates. Loomis believes positive returns can be generated by having a portion of the Fund’s assets invested in this type of security rather than primarily relying on interest rate changes to generate returns.

•

Analysis of different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that Loomis believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which securities to buy and sell, Loomis will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis’ expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis’ expectations concerning the potential return of those investments.

Loomis generally prefers securities that are protected against calls (early redemption by the issuer).

28	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to bonds.

•	Seeking an opportunity for additional fixed-income returns.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Daniel J. Fuss

Executive Vice President and Vice Chairman at Loomis

See “Fund Management” on pages 46-47 for more information on the portfolio manager.

Managers Investment Group	29

SUMMARY OF THE FUNDS

MANAGERS BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 6.09% (2nd Quarter 2003)

Worst Quarter: -3.20% (3rd Quarter 1998)

Average Annual Total Returns1 as of 12/31/07

Managers Bond Fund	1 year	5 years	10 years
Return Before Taxes	7.06%	6.58%	6.97%

Return After Taxes on Distributions	5.26%	4.86%	4.68%

Return After Taxes on Distributions and Sale of Fund Shares	4.55%	4.64%	4.57%

Lehman Bros. U.S. Government/Credit Index[2] (before taxes)	7.23%	4.44%	6.01%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers U.S. Government/Credit Index is an index of all investment grade government and corporate bonds with a maturity of more than one year. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

30	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	0.625%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.36%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.00%

Fee Waiver and Reimbursement[2]	0.00%

Net Annual Fund Operating Expenses[3]	1.00%

[1]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.99%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$317	$550	$1,219

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	31

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Foreign and Domestic Fixed-Income Securities

Benchmark:

Lehman Brothers Global Aggregate Bond Index

Ticker:

MGGBX

Subadvisor:

Loomis, Sayles & Company, L.P.

(“Loomis”)

MANAGERS GLOBAL BOND FUND

OBJECTIVE

The Fund’s investment objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, and supranational organizations such as the World Bank. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Service (or a similar rating from any nationally recognized statistical rating organization).

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. Under normal conditions, the Fund typically invests in at least seven countries, including the United States. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Loomis as the Fund’s Subadvisor. Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis:

•	Primarily selects investments with the goal of enhancing the Fund’s overall yield and total return and lowering volatility, relative to the benchmark.

•	Uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities.

•	May utilize forward currency contracts in order to adjust the Fund’s allocation to foreign currencies.

•	Sells a security if it believes the security is overvalued based on its credit, country, or currency.

Loomis does not manage the Fund to maintain a given average duration, thus giving the Fund the flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund’s average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest rates than the benchmark. At other times the Fund’s average duration may be shorter than that of the benchmark, so that the Fund is less sensitive to changes in interest rates than the benchmark.

32	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS GLOBAL BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Non-Diversified Fund Risk—substantial holdings may be concentrated in a single issuer, such as a corporate or non-U.S. government entity, which can place the Fund at greater risk.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to foreign and U.S. bonds.

•	Seeking income and capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Kenneth M. Buntrock

Vice President and Portfolio Manager at Loomis

David W. Rolley

Vice President and Portfolio Manager at Loomis

Lynda Schweitzer

Vice President and Portfolio Manager at Loomis

See “Fund Management” on page 47 for more information on the portfolio managers.

Managers Investment Group	33

SUMMARY OF THE FUNDS

MANAGERS GLOBAL BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 9.59% (2nd Quarter 2002)

Worst Quarter: -5.54% (1st Quarter 1999)

Average Annual Total Returns1 as of 12/31/07

Managers Global Bond Fund	1 year	5 years	10 years
Return Before Taxes	7.42%	7.72%	5.73%

Return After Taxes on Distributions	5.02%	5.44%	3.81%

Return After Taxes on Distributions and Sale of Fund Shares	4.81%	5.37%	3.79%

Lehman Bros. Global Aggregate Bond Index[2] (before taxes)	9.48%	6.51%	6.08%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit, and collateralized securities. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

34	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS GLOBAL BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	0.70%

Distribution (12b-1) Fees	None

Other Expenses[2]	0.59%

Total Annual Fund Operating Expenses	1.29%

Fee Waiver and Reimbursement[3]	(0.19)%

Net Annual Fund Operating Expenses[4]	1.10%

[1]	Applies to redemptions or exchanges occurring within 60 days of purchase. See Redemption Fees on page 49 for more information.
[2]

Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007. In addition to direct expenses incurred by the Fund, Other Expenses includes an indirect expense of not more than 0.01% of the average net assets of the Fund incurred as a result of the Fund’s investment in one or more underlying funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.10%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement. Additionally, the Investment Manager has agreed to contractually waive a portion of its management fee for the Fund until at least March 1, 2009, resulting in an annual management fee of 0.60% of the average daily net assets of the Fund.

[4]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$216	$389	$688	$1,539

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	35

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Money Market

Benchmark:

Merrill Lynch 3-Month Treasury Bill Index

Ticker:

MGMXX

Investment Advisor:

JPMorgan Investment Advisors Inc.

(“JPMIA” or the “Investment Advisor”)

MANAGERS MONEY MARKET FUND

OBJECTIVE

The Fund’s investment objective is to maximize current income and maintain a high level of liquidity and stability of principal.

FOCUS

The Fund looks for investments across a broad spectrum of high quality, short-term money market instruments denominated in U.S. dollars. It typically emphasizes different types of securities at different times in order to take advantage of changing yield differentials. The Fund’s investments may include securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, high quality commercial paper and other short-term debt securities of U.S. and foreign corporations (including floating and variable rate demand notes), debt securities issued or guaranteed by qualified U.S. and foreign banks (including certificates of deposit, time deposits, and other short term securities), asset-backed securities, repurchase agreements and reverse repurchase agreements, taxable municipal obligations and funding agreements issued by banks and highly rated U.S. insurance companies. Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations that are designed to promote stability. For example, it must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Although keeping the weighted average maturity this short helps the Fund in its pursuit of a stable $1.00 share price, it is possible to lose money by investing in the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Currently, the Fund pursues its investment objective by investing all of its investable assets in the Capital Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”), a series of JPMorgan Trust II, a separate registered investment company with substantially the same investment objective and policies as the Fund.

The Portfolio:

•

Will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies, and other issuers of asset-backed securities.

•

May, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

•	May invest significantly in securities with floating or variable rates of interest. The yields of these securities will vary as interest rates change.

•	May loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund and the Portfolio expect to maintain consistent objectives. If they do not, the Fund will redeem its shares of the Portfolio, receiving its assets either in cash or securities. The Board of Trustees of the Fund will then consider whether the Fund should hire its own investment manager, invest all of its investable assets in another fund, or take other appropriate action.

36	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS MONEY MARKET FUND

PRINCIPAL RISKS

•	Advisory Risk—the Fund may not achieve its objective if the Investment Advisor’s expectations regarding particular securities or interest rates are not met.

•	Asset-Backed and Mortgage-Backed Securities Risk—asset-backed and mortgage-backed securities investments involve risk of loss due to prepayments that occur earlier or later than expected or default.

•	Credit Risk—issuer of securities may not be able to meet interest or principal payments when the securities come due and a deterioration of credit status could affect price and liquidity.

•	Financial Services Industry Risk—due to a concentration of investments in the financial services industry, the Fund could be exposed to increased risk from developments affecting this industry.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Securities Lending Risk—there is a risk that when lending securities the loaned securities may not be returned if the borrower or lending agent defaults.

•

U.S. Government Securities Risk—obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Seeking an opportunity to preserve capital in your portfolio.

•	Making a shorter term investment.

•	Uncomfortable with risk.

Managers Investment Group	37

SUMMARY OF THE FUNDS

MANAGERS MONEY MARKET FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of the Merrill Lynch 3-Month Treasury Bill Index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Merrill Lynch 3-Month Treasury Bill Index. The performance information reflects the impact of the Portfolio’s contractual expense limitation. If the Portfolio’s service providers had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 1.58% (4th Quarter 2000)

Worst Quarter: 0.11% (4th Quarter 2003)

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Years	10 Years
Managers Money Market Fund	4.97%	2.76%	3.52%

Merrill Lynch 3-Month Treasury Bill Index[2]	5.03%	3.07%	3.77%

[1]	For information on the current yields of the Fund, please visit www.managersinvest.com or call 800.548.4539.
[2]

The Merrill Lynch 3-Month Treasury Bill Index reflects the average return on 3-Month Treasury Bills. The returns shown for the Merrill Lynch 3-Month Treasury Bill Index reflect no deduction for fees, expenses, or taxes.

38	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[1]
Management Fee[2]	0.08%

Distribution (12b-1) Fees	None

Other Expenses	0.50%

Total Annual Fund Operating Expenses	0.58%

Fee Waiver and Reimbursement	(0.13)%

Net Annual Fund Operating Expenses	0.45%

[1]

The table reflects the combined expenses of the Fund and the Capital Shares of the Portfolio in which the Fund currently invests all of its assets. JPMorgan Funds Management Inc., the administrator of the Portfolio, JPMorgan Distribution Services, Inc., the distributor for the Portfolio, and JPMIA have contractually agreed, through June 30, 2008, to waive fees and/or reimburse expenses to the extent that the total operating expenses of the Capital Shares of the Portfolio (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan of the Board of Trustees of the Portfolio) exceed 0.16% of its average daily net assets of the Capital Shares of the Portfolio. In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

[2]	The management fee reflects the management fee paid by the Portfolio to JPMIA, the investment manager of the Portfolio.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses and the expenses of the Portfolio remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$172	$310	$712

The Example includes the combined expenses of the Fund and the Portfolio and reflects the impact of the Portfolio’s contractual expense limitation through June 30, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	39

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

ADVISORY RISK

When deciding on which investments to make for the Portfolio, Investment Advisor relies on its expectations regarding particular securities or interest rates. Investment Advisor may be incorrect in its expectations, thus impacting the Portfolio’s performance.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. The Portfolio’s asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Service and Standard & Poor’s Corporation. The risk of default is generally higher in the case of mortgage backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

EMERGING MARKETS RISK

Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

FINANCIAL SERVICES INDUSTRY RISK

The Portfolio concentrates its investments in the financial services industry. The Portfolio’s ability to concentrate in the financial services industry could increase risks, including credit risk and interest rate risk. The profitability of financial service institutions depends largely on the availability and cost of funds, which can change depending upon economic conditions. Financial service institutions are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities may perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage

40	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

HIGH YIELD RISK

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, the Fund may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

NON-DIVERSIFIED FUND RISK

A Fund which is “non-diversified” can invest more of its assets in a single issuer than a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to additional risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back at any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as

Managers Investment Group	41

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

SECURITIES LENDING RISK

The Portfolio may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

SMALL- AND MID-CAPITALIZATION STOCK RISK

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small- and medium capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and medium-capitalization companies are out of favor.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated April 1, 2008 (the “SAI”).

INVESTMENT OBJECTIVES

Each Fund’s investment objectives may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objectives while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

42	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Each Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to each Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement between the Trust and the Investment Manager with respect to the Funds and the Subadvisory Agreements between the Investment Manager and the Funds’ Subadvisors other than Lord Abbett is available in the Funds’ Semi-Annual Report for the period ended June 30, 2007, and a discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreement between the Investment Manager and Lord Abbett with respect to the Special Equity Fund is available in the Special Equity Fund’s Annual Report for the period ended December 31, 2007. For Managers Money Market Fund, please refer to the Fund’s Annual Report dated November 30, 2007.

MANAGERS VALUE FUND

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) and Osprey Partners Investment Management, LLC (“Osprey Partners”) each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2007, Armstrong Shaw had assets under management of approximately $5.6 billion. Jeffrey M. Shaw is the lead portfolio manager primarily responsible for day-to-day management of the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and Chief Investment Officer of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2007, Osprey Partners had assets under management of approximately $1.6 billion. John W. Liang, Russell S. Tompkins, and Bruce J. Jensen are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Osprey Partners. Mr. Liang is a Managing Partner, the Chief Investment Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management. Mr. Tompkins is a Managing Partner, the Chief Operating Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998. Mr. Jensen is the Director of Large Cap Equity Research and a Portfolio Manager at Osprey Partners. He joined the firm in 1999.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of

0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

Essex Investment Management Company, LLC (“Essex”) manages the entire Fund and has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. AMG owns a majority interest in Essex. As of December 31, 2007, Essex had assets under management of approximately $2.8 billion. David M. Goss is primarily responsible for the day-to-day management of the Fund. Mr. Goss is a Senior Principal of, and a Portfolio Manager for, Essex, positions he has held since 2004. Prior to joining Essex, he was a portfolio manager for Alliance Capital Management, L.P. from 1999 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.80% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Essex.

MANAGERS SMALL COMPANY FUND

Epoch Investment Partners, Inc. (“Epoch”) and Kalmar Investment Advisers (“Kalmar”) each manage a portion of the Fund.

Epoch has managed a portion of the Fund since March 2006. Epoch, located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, had approximately $6.7 billion in assets under management as of December 31, 2007. The portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, and Michael A. Welhoelter.

Mr. Priest is the Chief Executive Officer, Chief Investment Officer and co-founder of Epoch. Prior to co-founding Epoch in 2004, he was a Co-Managing Partner and Portfolio Manager at Steinberg

Managers Investment Group	43

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Priest & Sloane Capital Management, LLC (“Steinberg Priest”) for two years. Prior to that time, he was Chairman, Managing Director and a Portfolio Manager at Credit Suisse Asset Management, LLC (“CSAM”) from May 2000 to March 2001; Chief Executive Officer, Chairman of the Management Committee, Managing Director and Portfolio Manager at CSAM from January 1998 to April 2000; and prior to that CEO and portfolio manager of predecessor BEA Associates from 1989 to 1998. Mr. Priest’s role with respect to the portion of the Fund managed by Epoch is overseeing strategy and risk management.

Mr. Pearl joined Epoch in April 2004 and is an Executive Vice President and Head of U.S. Equities and Portfolio Manager. From June 2001 to April 2004, he was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. From 1997 to June 2001, he held a similar portfolio management position at ING Furman Selz Asset Management. Mr. Pearl’s role with respect to the portion of the Fund managed by Epoch is to serve as lead portfolio manager.

Mr. Welhoelter joined Epoch in June 2005 and is Managing Director, Portfolio Manager and Head of Quantitative Research. From October 2001 to June 2005 he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. From June 1997 to October 2001 he was at Credit Suisse Asset Management Group, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large-cap core products.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2007, the two Kalmar organizations had assets under management totaling approximately $2.8 billion in small company stocks. Ford B. Draper, Jr., Dana F. Walker and Gregory A. Hartley are jointly and primarily responsible for the portion of the Fund managed by Kalmar, and unanimously agree on each security purchased for the Fund. Mr. Draper is the President, Chief Investment Officer, and Portfolio Manager at Kalmar, positions he has held since 1997. Mr. Walker has been a portfolio manager and research analyst for Kalmar since 1997. Mr. Hartley has been a portfolio manager and research analyst for Kalmar since 1997. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Kalmar and Epoch.

MANAGERS SPECIAL EQUITY FUND

Donald Smith & Co., Inc. (“Donald Smith”), Lord, Abbett, & Co., LLC (“Lord Abbett”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management, LLC (“Veredus”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York 10019. As of December 31, 2007, Donald Smith had approximately $4.2 billion in assets under management. Donald G. Smith and Richard L. Greenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Donald Smith with Mr. Smith serving as lead portfolio manager. Mr. Smith has been the President of, and a portfolio manager for, Donald Smith since the firm’s inception in 1980. Mr. Greenberg has been a senior vice president of Donald Smith since 2006 and a portfolio manager for Donald Smith since 1981.

Lord, Abbett & Co., LLC (“Lord Abbett”) located at 90 Hudson Street, 11th Floor, Jersey City, New Jersey 07302, manages a portion of the Fund focusing on micro-cap growth investments. As of December 31, 2007, Lord Abbett had assets under management of approximately $110.2 billion. F. Thomas O’Halloran, Partner and Portfolio Manager, is primarily responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, was formed in 1995 and is organized as a limited partnership. AMG owns a majority interest in Skyline. As of December 31, 2007, Skyline had assets under management of approximately $1.0 billion. Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard each lead one of these three teams. Mr. Fiedler leads the team that covers consumer, materials and processing, and health care. Mr. Maloney leads the team that covers financial services and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks.

44	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Mr. Fiedler has had portfolio management responsibilities since 2001 and has been a limited partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1995. Mr. Maloney is also an executive vice president of Skyline. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mark N. Odegard has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst.

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, had approximately $6.3 billion in assets under management as of December 31, 2007. The portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group are Stephen S. Smith, John D. Brim, Royce W. Medlin, John D. Ingle, and A. Michelle Pryor. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, Mr. Smith has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of investment management positions. Mr. Brim has served as a portfolio manager of the Smith Group since 1998. Mr. Medlin has served as a portfolio manager with the Smith Group since 2006. From 2002 until 2006, Mr. Medlin served as President and Portfolio Manager of Belmont Wealth Management. Mr. Ingle has served as a portfolio manager with the Smith Group since 2004. From 2002 until 2004, Mr. Ingle served as a Vice President and Senior Portfolio Manager at Bank of Texas. Ms. Pryor has served as a portfolio manager with the Smith Group since 2001, and began her career at Smith Group in 1998.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky 40205, was founded in 1998. As of December 31, 2007, Veredus had assets under management of approximately $1.4 billion. B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus. Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Portfolio Manager for Veredus, a position he has held since 1998.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut 06880, was formed in 1983. As of December 31, 2007, Westport had assets under management of approximately $2.8 billion. Andrew J. Knuth and Edmund H. Nicklin, Jr. are jointly and primarily responsible for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman and Chief Investment Officer of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of Westport Advisers, LLC, an affiliated investment adviser, and a portfolio manager for Westport and has acted in those capacities for the firm since 1997. Prior to joining Westport, he had been a Portfolio Manager for Evergreen Funds since 1986.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2007, the Investment Manager had assets under management of approximately $9.9 billion. Keitha L . Kinne is primarily responsible for the day-to-day management of the Fund’s cash reserves. Ms. Kinne has been a Managing Partner and Chief Operating Officer since 2007 and Chief Investment Officer since 2008 for the Investment Manager. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to each of the Fund’s Subadvisors.

MANAGERS INTERNATIONAL EQUITY FUND

AllianceBernstein L.P. (“AllianceBernstein”), Lazard Asset Management LLC (“Lazard”), and Wellington Management Company, LLP (“Wellington”) each manage a portion of the Fund.

AllianceBernstein has managed a portion of the Fund since March 2002. AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management, which was first organized in 1962. As of December 31, 2007, AllianceBernstein L.P. had approximately $800.4 billion in assets under management. Kevin F. Simms, Sharon E. Fay, and Henry S. D’Auria are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by AllianceBernstein. Mr. Simms is a co-Chief Investment Officer of International Value Equities and Director of Research of Global Value Equities, positions he has held since 2003 and 2000, respectively. He has been with AllianceBernstein since 1992. Ms. Fay is Executive Vice President and Chief Investment Officer of Global Value Equities, and has served in these positions since 2003. She joined AllianceBernstein in 1990 as a research analyst.

Managers Investment Group	45

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Mr. D’Auria is Chief Investment Officer of Emerging Markets Value Equities and Co-chief Investment Officer of International Value Equities, positions he has held since 2002 and 2003, respectively. He managed AllianceBernstein’s global research department from 1998 to 2002.

Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York 10020, was founded in 1848. As of December 31, 2007, Lazard had assets under management in excess of $127 billion. William E. Holzer, Nicolas Bratt, Irene T. Cheng and Andrew Norris are jointly and primarily responsible for the day-today management of the portion of the Fund managed by Lazard. Mr. Holzer is a Managing Director of and a portfolio manager for Lazard, positions he has held with the firm since August 2003. Prior to joining Lazard, he was a senior portfolio manager for Deutsche Investment Management Americas, Inc. and its predecessor firm (“Deutsche”) from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche. Mr. Bratt is a Managing Director of and portfolio manager for Lazard, positions he has held since 2003. Prior to joining Lazard in 2003, Mr. Bratt worked as Director of Global Products, Head of the Global Equity Group, and Global Chief Investment Officer at Deutsche from 1980 to 2003. Ms. Cheng has been a Managing Director of and portfolio manager for Lazard since 2003. From 1993 until joining Lazard in 2003, Ms. Cheng was a Managing Director and Senior International Equity Portfolio Manager with Deutsche. Mr. Norris is a Managing Director of and portfolio manager for Lazard in 2003, positions he has held since 2003. From 1998 until joining Lazard in 2003, Mr. Norris worked at Deutsche as a Managing Director and senior portfolio manager.

Wellington Management has managed a portion of the Fund since September 2004. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. As of December 31, 2007, Wellington Management had assets under management of approximately $588.4 billion. Three members of Wellington’s Management International Growth Team, Jean-Marc Berteaux, Matthew D. Hudson, CFA, and Andrew S. Offit, CPA, are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington Management. As of December 31, 2007, the team was supported by the research efforts of 54 industry and regional analysts. Mr. Berteaux is a Senior Vice President of and Equity Portfolio Manager for Wellington Management and has been an investment professional with Wellington Management since 2001. Mr. Offit is a Senior Vice President of and Equity Portfolio Manager for Wellington Management and has been an investment professional with Wellington Management since 1997. Mr. Hudson is a Vice President of and Equity Portfolio Manager for Wellington Management and joined Wellington Management as an investment professional in 2005. From 2000 to 2005, Mr. Hudson was an investment professional at American Century Investment Management.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Subadvisors.

MANAGERS EMERGING MARKETS EQUITY FUND

Rexiter Capital Management Limited (“Rexiter”) manages the Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund’s inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James’s Square, London, England, was founded in 1997. As of December 31, 2007, Rexiter had assets under management of approximately $9.3 billion. The Fund is managed by a team of investment professionals. Murray Davey, Nicholas Payne and Christopher Vale are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Stock selection for the Fund is the responsibility of the relevant Country Fund Managers. Mr. Davey, Mr. Payne, and Mr. Vale are each Country Fund Managers of Rexiter. Mr.Davey, Mr. Payne, and Mr. Vale each focus on a different regional specialty, with Mr. Davey focusing on the Middle East and Africa, Mr. Payne focusing on Latin America, and Mr. Vale focusing on Asia. Mr. Davey is also Managing Director - Global Emerging Markets and Portfolio Manager of Rexiter, positions he has held since Rexiter’s formation. Mr. Vale is also Managing Director and Chief Investment Officer–Asia. Each of the portfolio managers has served in his respective capacities for more than five years.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.15% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Rexiter.

MANAGERS BOND FUND

Loomis, Sayles & Company, L.P. (“Loomis”) manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926. As of December 31, 2007, Loomis

46	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

had assets under management of approximately $130 billion. Daniel J. Fuss is primarily responsible for the day-to-day management of the Fund. He is an Executive Vice President and Vice Chairman of Loomis, and has served in those positions since 1989 and 1999, respectively. Mr. Fuss joined Loomis in 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.625% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

MANAGERS GLOBAL BOND FUND

Loomis, Sayles & Company, L.P. (“Loomis”) has managed the entire Fund since March 2002. Kenneth M. Buntrock, David W. Rolley, and Lynda L. Schweitzer, each holding the CFA designation, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Buntrock and Mr. Rolley are Vice Presidents of and Portfolio Managers for Loomis, positions they have held since 1997 and 1994, respectively. Ms. Schweitzer, also a Vice President, is a Portfolio Manager for Loomis and has held that position since January 1, 2007. Ms. Schweitzer joined Loomis in 2001 as an analyst and became a Vice-President in 2002.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

MANAGERS MONEY MARKET FUND

JPMIA is the investment advisor of the Portfolio. JPMIA is located at 1111 Polaris Parkway, Suite 2-J, Columbus, Ohio 43240, and is an indirect, wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. The Fund pays an annual management fee to JPMIA indirectly through its investment in the Capital Shares of the Portfolio. The Portfolio pays JPMIA an investment advisory fee of 0.08% of the Portfolio’s average daily net assets. In addition, the Portfolio pays JPMorgan Funds Management, Inc., the administrator of the Portfolio and an affiliate of JPMIA (the “Administrator”), a pro-rata fee for administrative services performed for the Portfolio and other money market funds within the JPMorgan Funds Complex (the “Complex”) in the amount of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the Complex and 0.05% of the average daily net assets of all money market funds in the Complex in excess of $100 billion. The Portfolio also pays JPMorgan Distribution Services, Inc., the distributor for the Portfolio and an affiliate of JPMIA (the “Distributor”), a fee for shareholder services performed for the Portfolio in the amount of 0.05% of the average daily net assets of the Portfolio. JPMIA, the Administrator and the Distributor have contractually agreed through June 30, 2008 to waive fees and/or reimburse the Portfolio to the extent that total operating expenses of the Capital Shares of the Portfolio (excluding certain items) exceed 0.16% of the average daily net assets of the Capital Shares.

As a shareholder of the Portfolio, the Fund will bear its proportionate share of the expenses of the Capital Shares of the Portfolio, in addition to the Fund’s own expenses, and will receive its proportionate share of the dividends paid by such class. The Fund will also be entitled to vote as a shareholder of the Portfolio at any meeting of the Portfolio’s shareholders. In general, the Fund will vote its shares in the Portfolio in proportion to the votes of other shareholders of the Portfolio.

Managers Investment Group	47

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Funds or (except with respect to certain short-term redemptions of Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund) to redeem out of the Funds. Your purchase or redemption of Fund shares is based on a Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (the “NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Because the Managers Money Market Fund currently invests all of its investable assets in the Portfolio, the Fund’s NAV reflects the Portfolio’s NAV. The Portfolio seeks to maintain a stable $1.00 NAV and values its assets using amortized cost.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

SHARE CLASSES OF MANAGERS SPECIAL EQUITY FUND

In addition to the Managers Class shares offered by this Prospectus, Special Equity Fund also offers Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not offered through this Prospectus. Although they represent investments in the same portfolio of securities, each class of shares of Special Equity Fund has different expenses and will likely have different share prices. Special Equity Fund’s Institutional Class shares are designed to have lower operating expenses than the Managers Class shares offered by this Prospectus, but Institutional Class shares do have higher investment minimums.

Call 800.835.3879 for more information about the Special Equity Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

FAIR VALUE POLICY

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under their general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate their NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before a Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

48	Managers Investment Group

SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form (less any applicable redemption fees).

REDEMPTION AND EXCHANGE FEES

Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund (each, an “International Fund” and collectively, the “International Funds”) will deduct a redemption fee (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund	Redemption fee
• Managers International Equity Fund	2.0%
• Managers Emerging Markets Equity Fund	2.0%
• Managers Global Bond Fund	1.0%

For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of an International Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program, (4) of shares of the Managers Global Bond Fund purchased by the Managers Fremont Global Fund, or (5) of shares where the application of the Redemption/Exchange Fee would cause any of the International Funds, or an asset allocation program of which such a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the International Funds that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House Transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	49

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•        Name of the Fund

•        Dollar amount or number of shares you wish to sell

•        Your name

•        Your account number

•        Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions which are below $50,000.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100

• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 52.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders, or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund, may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described previously, the Funds have adopted fair value procedures to minimize these risks. Managers Small Company Fund and Managers Special Equity Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities.

Managers Investment Group	51

SHAREHOLDER GUIDE

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although each Fund uses reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of a Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

CHECKWRITING PRIVILEGES

For more information about checkwriting privileges for the Managers Money Market Fund, please call us at 800.548.4539.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 53.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually(unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

52	Managers Investment Group

SHAREHOLDER GUIDE

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December, with the exception of Managers Bond Fund and Managers Money Market Fund. For Managers Bond Fund, any income dividends are declared monthly and any net capital gain distributions are paid annually. For Managers Money Market Fund, income dividends and net capital gain distributions, if any, are declared daily and paid monthly on the third to the last business day. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

Certain of the Fund’s investments, including certain debt instruments, foreign securities, and shares of other investment funds (such as the Managers Money Market Fund’s investment in the Portfolio) could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments would be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consist of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

Managers Investment Group	53

SHAREHOLDER GUIDE

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your social security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

54	Managers Investment Group

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the year ended December 31,
Managers Value Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$27.98	$27.98	$29.73	$26.24	$20.69

Income from Investment Operations:
Net investment income	0.23 [3]	0.27 [3]	0.23	0.17	0.11
Net realized and unrealized gain (loss) on investments	(2.32)[3]	4.79 [3]	1.43	3.47	5.56
Total from investment operations	(2.09)	5.06	1.66	3.64	5.67

Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.35)	(0.25)	(0.15)	(0.12)
Net realized gain on investments	(3.80)	(4.71)	(3.16)	—	—
Total distributions to shareholders	(4.06)	(5.06)	(3.41)	(0.15)	(0.12)

Net Asset Value, End of Year	$21.83	$27.98	$27.98	$29.73	$26.24
Total Return[1]	(7.77)%	18.08%	5.53%	13.87%	27.39%

Ratio of net expenses to average net assets	1.16%	1.17%	1.18%	1.22%	1.27%
Ratio of total expenses to average net assets [2]	1.20%	1.23%	1.15%	1.38%	1.42%
Ratio of net investment income to average net assets[1]	0.83%	0.90%	0.72%	0.62%	0.59%
Portfolio turnover	37%	32%	54%	39%	40%
Net assets at end of year (000’s omitted)	$62,779	$80,916	$124,643	$119,547	$100,720

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

Managers Investment Group	55

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Managers AMG Essex Large Cap Growth Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$29.18	$27.79	$26.77	$25.46	$20.36

Income from Investment Operations:
Net investment loss	(0.15)[3]	(0.09)[3]	(0.07)[3]	(0.07)	(0.16)
Net realized and unrealized gain on investments	4.34 [3]	1.48 [3]	1.09 [3]	1.38	5.26
Total from investment operations	4.19	1.39	1.02	1.31	5.10

Net Asset Value, End of Year	$33.37	$29.18	$27.79	$26.77	$25.46
Total Return[1]	14.36%	4.96%	3.85%	5.14%	25.05%

Ratio of net expenses to average net assets	1.24%	1.25%	1.28%	1.34%	1.33%
Ratio of total expenses to average net assets[2]	1.29%	1.32%	1.22%	1.47%	1.52%
Ratio of net investment loss to average net assets[1]	(0.47)%	(0.33)%	(0.27)%	(0.26)%	(0.67)%
Portfolio turnover	116%	200%	97%	79%	109%
Net assets at end of year (000’s omitted)	$51,876	$65,999	$104,878	$98,347	$110,903

	For the year ended December 31,
Managers Small Company Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.97	$10.84	$10.36	$9.19	$6.40

Income from Investment Operations:
Net investment income (loss)	0.02 [3]	(0.08)[3]	(0.08)[3]	(0.08)	(0.09)
Net realized and unrealized gain on investments	1.12 [3]	1.21 [3]	0.56 [3]	1.25	2.88
Total from investment operations	1.14	1.13	0.48	1.17	2.79

Less distributions to Shareholders from:
Net investment income	(0.03)	—	—	—	—
Net realized gain on investments	(2.16)	—	—	—	—
Total distributions to shareholders	(2.19)	—	—	—	—

Net Asset Value, End of Year	$10.92	$11.97	$10.84	$10.36	$9.19
Total Return[1]	9.13%	10.42%	4.63%	12.73%	43.59%

Ratio of net expenses to average net assets	1.36%	1.39%	1.45%	1.45%	1.45%
Ratio of total expenses to average net assets[2]	1.47%	1.54%	1.41%	1.43%	1.50%
Ratio of net investment income (loss) to average net assets[1]	0.19%	(0.72)%	(0.82)%	(1.05)%	(1.20)%
Portfolio turnover	50%	126%	26%	18%	48%
Net assets at end of year (000’s omitted)	$29,349	$38,438	$36,993	$27,629	$18,750

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

56	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Managers Special Equity Fund – Managers Class:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$82.96	$86.78	$90.42	$78.48	$55.08

Income from Investment Operations:
Net investment loss	(0.51)[3]	(0.14)[3]	(0.54)[3]	(0.56)	(0.43)
Net realized and unrealized gain (loss) on investments	0.55 [3]	9.88 [3]	4.18 [3]	12.50	23.83
Total from investment operations	0.04	9.74	3.64	11.94	23.40

Less Distributions to Shareholders from:
Net realized gain on investments	(18.73)	(13.56)	(7.28)	—	—

Net Asset Value, End of Year	$64.27	$82.96	$86.78	$90.42	$78.48
Total Return[1]	(0.60)%	11.28%	4.00%	15.18%	42.50%

Ratio of net expenses to average net assets	1.43%	1.42%	1.40%	1.40%	1.43%
Ratio of total expenses to average net assets [2]	1.46%	1.47%	1.45%	1.45%	1.46%
Ratio of net investment loss to average net assets[1]	(0.59)%	(0.15)%	(0.60)%	(0.69)%	(0.72)%
Portfolio turnover	67%	76%	80%	68%	64%
Net assets at end of year (000’s omitted)	$1,668,031	$2,551,703	$2,834,314	$3,415,003	$3,279,318

	For the year ended December 31,
Managers International Equity Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$67.42	$53.76	$47.05	$41.13	$31.22

Income from Investment Operations:
Net investment income	0.47	0.69	0.37	0.27	0.34
Net realized and unrealized gain on investments	9.60	14.15	6.83	5.96	10.04
Total from investment operations	10.07	14.84	7.20	6.23	10.38

Less Distributions to Shareholders from:
Net investment income	(0.36)	(1.18)	(0.49)	(0.31)	(0.47)
Total distributions to shareholders	(0.36)	(1.18)	(0.49)	(0.31)	(0.47)

Net Asset Value, End of Year	$77.13	$67.42	$53.76	$47.05	$41.13
Total Return[1]	14.94%[4]	27.63%	15.30%	15.17%	33.21%

Ratio of net expenses to average net assets	1.48%	1.45%	1.45%	1.62%	1.72%
Ratio of total expenses to average net assets [2]	1.61%	1.47%	1.42%	1.70%	1.73%
Ratio of net investment income to average net assets[1]	0.60%	0.70%	0.75%	0.57%	0.70%
Portfolio turnover	98%	70%	79%	93%	80%
Net assets at end of year (000’s omitted)	$302,025	$230,916	$206,393	$234,061	$266,611

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	57

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.44	$20.10	$16.50	$13.26	$8.80

Income from Investment Operations:
Net investment income	0.04 [3]	0.22	0.52	0.08	0.01
Net realized and unrealized gain on investments	7.20 [3]	6.66	4.84	3.74	4.50
Total from investment operations	7.24	6.88	5.36	3.82	4.51

Less Distributions to Shareholders from:
Net investment income	—	(0.22)	(0.55)	(0.06)	(0.05)
Net realized gain on investments	(4.88)	(2.32)	(1.21)	(0.52)	—
Total distributions to shareholders	(4.88)	(2.54)	(1.76)	(0.58)	(0.05)

Net Asset Value, End of Year	$26.80	$24.44	$20.10	$16.50	$13.26
Total Return[1]	29.50%[4]	34.50%	32.53%	28.85%	51.20%

Ratio of net expenses to average net assets	1.78%	1.76%	1.75%	1.85%	1.99%
Ratio of total expenses to average net assets[2]	1.93%	1.76%	1.72%	1.87%	1.97%
Ratio of net investment income to average net assets[1]	0.13%	0.89%	0.59%	0.67%	0.08%
Portfolio turnover	62%	41%	35%	58%	79%
Net assets at end of year (000’s omitted)	$198,235	$152,983	$117,229	$63,567	$36,728

	For the year ended December 31,
Managers Bond Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.84	$24.11	$24.58	$24.58	$23.44

Income from Investment Operations:
Net investment income	1.22 [3]	1.08	0.88	0.80	1.08
Net realized and unrealized gain (loss) on investments	0.49 [3]	0.75	(0.32)	0.30	1.40
Total from investment operations	1.71	1.83	0.56	1.10	2.48

Less Distributions to Shareholders from:
Net investment income	(1.21)	(1.10)	(0.88)	(0.93)	(1.11)
Net realized gain on investments	(0.00)[5]	—	(0.15)	(0.17)	(0.23)
Total distributions to shareholders	(1.21)	(1.10)	(1.03)	(1.10)	(1.34)

Net Asset Value, End of Year	$25.34	$24.84	$24.11	$24.58	$24.58
Total Return[1]	7.06%	7.79%[4]	2.29%	5.14%	10.77%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of total expenses to average net assets[2]	0.99%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income to average net assets[1]	4.91%	4.52%	3.36%	3.65%	4.50%
Portfolio turnover	21%	46%	26%	16%	73%
Net assets at end of year (000’s omitted)	$2,022,891	$906,776	$426,448	$259,210	$179,641

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Rounds to less than $0.01.

58	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Managers Global Bond Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$21.17	$20.19	$22.38	$22.19	$20.58

Income from Investment Operations:
Net investment income	0.70 [3]	0.45	0.63	0.65	0.80
Net realized and unrealized gain (loss) on investments	0.88 [3]	1.05	(1.75)	1.49	3.43
Total from investment operations	1.58	1.50	(1.12)	2.14	4.23

Less Distributions to Shareholders from:
Net investment income	(1.43)	(0.49)	(0.77)	(1.34)	(2.09)
Net realized gain on investments	(0.01)	(0.03)	(0.30)	(0.61)	(0.53)
Total distributions to shareholders	(1.44)	(0.52)	(1.07)	(1.95)	(2.62)

Net Asset Value, End of Year	$21.31	$21.17	$20.19	$22.38	$22.19
Total Return[1]	7.52%[4]	7.36%	(4.94)%	9.62%	20.69%

Ratio of net expenses to average net assets	1.19%	1.19%	1.19%	1.29%	1.68%
Ratio of total expenses to average net assets[2]	1.25%	1.27%	1.26%	1.49%	1.68%
Ratio of net investment income to average net assets[1]	3.25%	2.86%	2.38%	2.73%	3.48%
Portfolio turnover	152%	56%	64%	130%	152%

Net assets at end of year (000’s omitted)	$92,124	$53,670	$43,131	$36,454	$32,307

	For the one month ended December 31,
		For the fiscal year ended November 30,
Managers Money Market Fund	2007*	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:
Net investment income	0.004	0.049	0.043	0.026	0.008	0.007

Less Distributions to Shareholders from:
Net investment income	(0.004)	(0.049)	(0.043)	(0.026)	(0.008)	(0.007)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return[1]	0.37%[5]	5.05%	4.45%	2.61%	0.82%	0.69%

Ratio of net expenses to average net assets	0.39%[6]	0.29%	0.40%	0.40%	0.36%	0.38%
Ratio of net investment income to average net assets[1]	4.46%[6]	4.92%	4.42%	2.62%	0.86%	0.69%
Net assets at end of period (000’s omitted)	$91,218	$93,106	$37,839	$37,896	$47,645	$33,050

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.44%[6]	0.34%	0.45%	0.46%	0.44%	0.43%
Ratio of net investment income to average net assets[1]	4.41%[6]	4.87%	4.37%	2.56%	0.78%	0.64%

*	Effective December 1, 2007, Managers Money Market Fund changed its fiscal year end from November 30 to December 31.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not Annualized.
[6]	Annualized.

Managers Investment Group	59

HOW TO CONTACT US

MANAGERS FUNDS

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

60	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATI ON

Each Fund’s Statement of Additional Information (“SAI”), Annual Report, and Semi-Annual Report contain additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

www.managersinvest.com

THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

MANAGERS INTERNATIONAL EQUITY FUND

Supplement to Prospectuses dated April 1, 2008

Multiple Classes - Supplemental Information

Multiple Class Information

Managers Special Equity Fund (“Special Equity Fund”) currently offers Managers Class shares and Institutional Class shares. Managers International Equity Fund (“International Equity Fund”) currently offers a single class of shares, referred to herein as the Managers Class shares. The Special Equity Fund and International Equity Fund are referred to herein collectively as the “Funds.” In addition to the classes of shares of the Funds currently being offered, the Special Equity Fund may from time to time issue R Shares and the International Equity Fund may from time to time issue one or more of R Shares or Institutional Class shares.

Each class of shares may be subject to different distribution and shareholder servicing arrangements, which may result in differences in the expenses borne by the shareholders of each class and the returns realized by such shareholders. In addition, each class of shares of the Funds is subject to a different minimum initial investment requirement, as described in greater detail below.

The Managers Class shares may be purchased directly from a Fund through its distributor or through financial intermediaries that have entered into arrangements with The Managers Funds (the “Trust”) or Managers Investment Group LLC (the “Investment Manager”) to provide shareholder services to investors, the cost of which may be borne in whole or in part by the Trust and allocated as an expense to all shareholders of the Managers Class.

R Shares are available for purchase exclusively through financial intermediaries and are subject to a Distribution and Service Plan (12b-1 Plan) adopted by the Board of Trustees of the Trust.

The Institutional Class shares may be purchased directly from the Fund through its distributor or through financial intermediaries that otherwise satisfy the minimum investment requirement. Investors purchasing Institutional Class shares through a financial intermediary must also satisfy any minimum investment requirements imposed by such intermediary and are responsible for all costs associated with the services provided by such intermediary.

As a result of these differences in the distribution and servicing arrangements, R Shares can be expected to bear higher expenses than the Managers Class and Institutional Class shares and to experience lower returns. In all other material respects, the shares of each class are the same, representing a proportional interest in a Fund.

Performance

Because R Shares of each Fund and Institutional Class shares of the Managers International Equity Fund have not commenced operations, the classes have no performance history. R Shares of each Fund and Institutional Class shares of Managers International Equity Fund would have substantially similar annual returns as the returns shown for other classes of the Funds shown in the Prospectuses of the Funds because the shares will be invested in the same portfolio of securities. The annual returns of the R Shares will be lower than the annual returns of the Managers and Institutional Classes because the R Shares have higher expenses than the Managers and Institutional Classes. In addition, the annual returns of the Institutional Class will be different from the annual returns of the Managers Class because the two classes have different expenses.

Shareholder Fees (fees paid directly from your investment)

	Managers Special Equity Fund	Managers International Equity Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None	2.00%(1)

(1)	Applies to redemptions (including redemptions by exchange) occurring within 60 days of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Managers Class	R Shares	Institutional Class
Managers Special Equity Fund
Management Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses(1)	0.56%	0.33%	0.33%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.47%	1.74%	1.24%

	Managers Class	R Shares	Institutional Class
Managers International Equity Fund
Management Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses(1)	0.70%	0.70%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.61%	2.11%	1.61%
Fee Waiver and Reimbursement(3)	(0.12%)	(0.12%)	(0.12%)
Net Annual Fund Operating Expenses(3)	1.49%	1.99%	1.49%

(1)	Other Expense have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.

(2)

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by a Fund may be directed by such Fund to pay a portion if its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 in amounts less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.44% for the Managers Class, 1.21% for the Institutional Class, and 1.71% for R Shares.

(3)

The Investment Manager has contractually agreed, through May 1, 2009, to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.48% with respect to the Managers Class, to 1.98% with respect to the R Shares and to 1.48% with respect to the Institutional Class Shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Special Equity Fund
Managers Class	$150	$465	$803	$1,758
Institutional Class	$126	$393	$681	$1,500
R Shares	$177	$548	$944	$2,052
International Equity Fund
Managers Class	$359	$495	$864	$1,900
Institutional Class	$359	$495	$864	$1,900
R Shares	$408	$648	$1,122	$2,431

The Example reflects the impact of the International Equity Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Minimum Investment in the Funds

The following table provides the minimum initial and additional investments in the Funds for Managers Class shares, Institutional Class shares and R Shares:

	Managers Class Shares		Institutional Class Shares		R Shares
	Initial Investment	Additional Investment	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Accounts	$2,000	$100	$2,500,000	$1,000	$2,000	$100
Individual Retirement Accounts	1,000	100	2,500,000	1,000	1,000	100

Distribution Plan

The Trust has adopted a distribution plan to pay for the marketing of R Shares of each Fund. The Board of Trustees has authorized payments to the Fund’s distributor under the plan at an annual rate of 0.50% of each Fund’s average daily net assets allocable to the R Shares of that Fund. Managers Class shares and Institutional Class shares are not subject to a distribution plan and are not affected by expenses incurred under the distribution plan. Because payments under the plan are expenses allocable to R Shares that are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment in R Shares and may cost more than other types of sales charges.

How to Sell Shares

Redemptions of $50,000 and over of Managers Class and R shares of the Funds and redemptions of $2,500,000 and over of Institutional Class shares of the Funds require a medallion guarantee.

Operating Policies

The Funds reserve the right to redeem your account upon 60 days’ notice and the opportunity to reestablish your account balance if the value of Fund shares in the account falls below $500 for Managers Class shares and R Shares or $500,000 for Institutional Class shares due to redemptions.

THE MANAGERS FUNDS

MANAGERS VALUE FUND

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

MANAGERS SMALL COMPANY FUND

MANAGERS SPECIAL EQUITY FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS EMERGING MARKETS EQUITY FUND

MANAGERS BOND FUND

MANAGERS GLOBAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 1, 2008

You can obtain a free copy of the Prospectus of any of these Funds by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus dated April 1, 2008.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended December 31, 2007 included in the Funds’ Annual Report for the fiscal year ended December 31, 2007 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information). The Annual Report is available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers Value Fund (the “Value Fund”), Managers AMG Essex Large Cap Growth Fund (the “Large Cap Growth Fund”), Managers Small Company Fund (the “Small Company Fund”), Managers Special Equity Fund (the “Special Equity Fund”), Managers International Equity Fund (the “International Equity Fund”), Managers Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Managers Bond Fund (the “Bond Fund”) and Managers Global Bond Fund (the “Global Bond Fund”, each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of The Managers Funds (the “Trust”), a Massachusetts business trust. The Trust and each Fund are part of the Managers family of funds, which consists of 32 open-end mutual funds in the Trust, Managers Trust I, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on November 23, 1987.

The Special Equity Fund and International Equity Fund have each established three classes of shares: Managers Class, Institutional Class and R Shares. R Shares of Special Equity Fund are not currently being offered, and there are no R Shares currently outstanding. The International Equity Fund currently offers only Managers Class shares, and there are no R Shares or Institutional Class shares currently outstanding.

This SAI describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. See “Management of the Funds.” It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”), to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. See “Management of the Funds.”

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in the Prospectus. The Trust is an open-end investment management company, and each of the Funds other than the Managers Global Bond Fund is a diversified series of the Trust. The Managers Global Bond Fund is a non-diversified series of the Trust.

Additional Investment Policies

Value Fund invests, under normal circumstances, in common and preferred stocks of U.S. companies. Additionally, the Fund generally invests in medium and large companies with capitalizations that are within the range of capitalizations of companies in the S&P 500 Index.

Large Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of large-capitalization companies. This policy may only be changed upon 60 days’ written notice to shareholders.

Small Company Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may only be changed upon 60 days’ written notice to shareholders. Additionally, under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies, with the potential for long-term capital appreciation.

Special Equity Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders.

International Equity Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities (generally common and preferred stocks). This policy may be changed only upon 60 days’ written notice to shareholders. Additionally, under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies.

Emerging Markets Equity Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of companies located in emerging market countries. This policy may not be changed without providing shareholders of the Fund at least 60 days’ prior written notice. For the purposes of this policy, “emerging market countries” mean countries designated by the Fund’s benchmark, the MSCI Emerging Markets Index, to be an emerging market country.

Bond Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

Global Bond Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, and supranational organizations such as the World Bank.

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. Under normal conditions, the Fund typically invests in at least seven countries, including the United States. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Funds. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.” Also see “Quality and Diversification Requirements of the Funds.”

(1) Asset-Backed Securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2) Cash Equivalents. Cash equivalents include certificates of deposit, bankers acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor’s Ratings Group (“S&P”) or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s Investors Services, Inc. (“Moody’s”) (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Subadvisor(s).

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(3) Common Stocks. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased.

(4) Emerging Market Securities. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(5) Eurodollar Bonds. Eurodollar bonds are bonds issued outside the U.S. and are denominated in U.S. dollars.

(6) Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non-U.S. currencies. In addition, a Fund’s income from foreign currency-denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

Forward Foreign Currency Exchange Contracts. The Funds may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

The use of currency contracts entails certain risks. Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

(7) Foreign Securities. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored American Depositary Receipts (“ADRs”), these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds.

(8) Futures Contracts and Options on Futures Contracts. The Funds may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may purchase and sell futures contracts on various security indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Funds may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Funds will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a Fund purchases or sells a futures contract, the Fund is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

The Funds will only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ Custodian).

When selling a call option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as commodity pool operators under the CEA.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

(9) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(10) Inverse Floating Obligations. The Bond Fund and the Global Bond Fund may invest up to 25% of each Fund’s total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(11) Investment Company Securities. Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of each Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), may impose certain limitations on a Fund’s investments in other investment companies. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. A Subadvisor will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies which do not charge a sales load; however, a Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

A Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. Pursuant to rules recently adopted by the SEC, a Fund may invest (1) in shares issued by money market funds and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The SEC has issued an exemptive order to iShares® Trust and iShares, Inc. (“iShares®”), which are open-end management investment companies registered under the 1940 Act. The order permits other investment companies, such as the Funds, to invest in the various series of iShares® in excess of the Limitation, subject to certain terms and conditions, including that the investment companies enter into an agreement with iShares®. iShares® are “index funds” that operate as ETFs and seek to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular market index (e.g., S&P 500 Index, Russell 2000® Index); shares of iShares® are traded on national securities exchanges, such as the New York Stock Exchange and American Stock Exchange. In accordance with the exemptive order, the Funds may enter into such an agreement with iShares® in order to permit the Funds to invest in iShares® in excess of the Limitation. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor iShares® make any representations regarding the advisability of investing in the Funds. To the extent other investment companies obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other investment companies in excess of the Limitation.

(12) Mortgage-Related Securities. Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

(13) Municipal Bonds. Each Fund may invest in three types of municipal bonds: General obligation bonds, revenue bonds and industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(14) Obligations of Domestic and Foreign Banks. Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

(15) Options. The Value Fund, the Large Cap Growth Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts, provided that the options are listed on a national securities exchange or a futures exchange. The Value Fund, the Large Cap Growth Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Value Fund, the Large Cap Growth Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts.

A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Funds may purchase put and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

The Funds may purchase call options for any purpose. For example, a Fund may purchase a call option as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

The Funds may purchase put options for any purpose. For example, a Fund may purchase a put option as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Funds may write put or call options for any purpose. For example, a Fund may write a put or call to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. A Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The Funds may use currency options, for example, to cross-hedge or to increase total return when a Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. Over-the-counter options are two party contracts with negotiated strike prices and expiration dates.

(16) Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

(17) Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will earmark or establish and maintain a segregated account with the Custodian consisting of liquid assets in an amount that is at least equal to the amount of its obligation under the reverse repurchase agreement.

(18) Rights and Warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(19) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s investment policies and restrictions. Each Fund may lend its investment securities so long as (i) the loan is secured by collateral having a value at all times not less than 102% of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

(20) Segregated Accounts or Cover. Each Fund will comply with guidelines of the SEC or its staff regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, each Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by each Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of each Fund’s assets to cover in accounts could impede portfolio management or each Fund’s ability to meet redemption requests or other current obligations.

(21) Short Sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in “short sales against the box” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

Short sales that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

(22) Swap Agreements. The Funds may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices, specific securities and currency exchange rates.

The Funds may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Fund’s Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund’s net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s Custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one Nationally Recognized Statistical Rating Organization at the time of entering into such transaction.

The Funds may seek to protect the value of its investments from interest rate fluctuations by entering into interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Custodian.

If there is a default by the other party to an interest rate transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

(23) U.S. Treasury Securities. The Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Additional U.S. Government Securities. The Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(24) Variable Rate Securities. The Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(25) When-Issued Securities. Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the Custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds

Each Fund, with the exception of the Global Bond Fund, intends to meet the requirements to be a diversified company under the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Lower-Rated Debt Securities

The Global Bond Fund and the Bond Fund may each invest in debt securities that are rated BB by S&P or Ba by Moody’s (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as “junk bonds.” Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” in Appendix A for further discussion regarding securities ratings.

For the fiscal year ended December 31, 2007, for the Funds that invested in junk bonds (the Bond Fund and the Global Bond Fund), the ratings of the debt obligations held by the Funds, expressed as a percentage of the Funds’ total investments, were as follows:

Ratings	Bond Fund	Global Bond Fund
Government and AAA	57.06%	32.02%
AA	13.65%	3.70%
A	4.32%	18.49%
BBB	14.46%	40.08%
BB	5.54%	2.82%
B	4.64%	2.63%
CCC	0.34%	0.07%
Not Rated	None	0.19%

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Value Fund, Large Cap Growth Fund, Special Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Bond Fund and Global Bond Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33  1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33  1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

(8) Purchase from or sell portfolio securities to its officers, trustees or other “interested persons” (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

If any percentage limitation described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International. Such concentration in restriction (7) may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of restriction (7).

The Small Company Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Deployment of Cash Reserves

Each Fund is authorized to invest its cash reserves (funds awaiting allocation to or investment by Subadvisors or to be used for Fund transactions) in money market instruments and debt securities that are at least comparable in quality to the Fund’s permitted investments. In lieu of separate, direct investments in money market instruments, each Fund’s cash reserves may be invested in other investment companies. The Investment Manager may exercise investment discretion or select a Subadvisor to exercise investment discretion over a Fund’s cash reserves.

Additional Exposure

At the Investment Manager’s discretion, portions of the cash reserves segment of each Fund may be used to create equity or fixed income exposure until such cash balances are allocated to and/or invested by the Subadvisors or used for Fund transactions. The desired market exposure could be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits, or by investing in exchange-traded funds (ETFs) or other securities.

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a Fund.

The portfolio turnover rates for each Fund for the fiscal years ending December 31, 2006 and December 31, 2007 are as follows:

Value Fund

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	32%
December 31, 2007	37%

Large Cap Growth Fund

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	200%
December 31, 2007	116%

Special Equity Fund

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	76%
December 31, 2007	67%

International Equity Fund

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	70%
December 31, 2007	98%

Emerging Markets Equity Fund

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	41%
December 31, 2007	62%

Small Company Fund

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	126%
December 31, 2007	50%

Bond Fund

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	46%
December 31, 2007	21%

Global Bond Fund*

Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2006	56%
December 31, 2007	152%

*	The increase in the portfolio turnover rate for the Global Bond Fund for the fiscal year ended December 31, 2007 from the fiscal year ended December 31, 2006 was the result of relatively large net purchases into the Fund during January 2007 and relatively large net redemptions during September 2007 that caused portfolio trading to be higher than normal.

Impact of Large Redemptions and Purchases of Portfolio Shares

Managers Fremont Global Fund, a fund also advised by the Investment Manager, is a significant shareholder of the Global Bond Fund. Large redemptions or purchases by the Managers Fremont Global Fund of Global Bond Fund shares may cause the Global Bond Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Global Bond Fund’s performance to the extent that the Global Bond Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the Global Bond Fund’s expense ratio. Because the Investment Manager serves as advisor to both the Global Bond Fund and Managers Fremont Global Fund, the Investment Manager is governed by its fiduciary obligations to both funds and their respective shareholders. As a result, the Investment Manager has an obligation and an incentive to maximize the benefits of such transactions to shareholders of both funds.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of each Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about each Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisors; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Funds’ Custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisors and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, and also provide current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	32	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier, LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 1993	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	32	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 1987	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).	32	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The Trustees in the following table are each an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. Mr. Dalton is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
John H. Streur DOB: 2/6/60	Trustee since 2008 President since 2008	Senior Managing Partner, Managers Investment Group LLC (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).	32	None

Nathaniel Dalton DOB: 9/29/66	Trustee since 2008	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc. (2006-Present); Executive Vice President, Affiliated Managers Group, Inc. (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001).	32	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007; Treasurer since 1995	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Director, Finance and Planning, The Managers Funds LLC (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2007
Independent Trustees:
Jack W. Aber	$50,001 - $100,000	Over $100,000
William E. Chapman, II	Over $100,000	Over $100,000
Edward J. Kaier	Over $100,000	Over $100,000
Steven J. Paggioli	Over $100,000	Over $100,000
Eric Rakowski	None	Over $100,000
Thomas R. Schneeweis	$50,001-$100,000	Over $100,000
Interested Trustees:
John H. Streur	Over $100,000	Over $100,000
Nathaniel Dalton	$50,001-$100,000	Over $100,000

*	The Family of Investment Companies consists of The Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations;

(v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met four times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended December 31, 2007, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$41,059	$78,500
William E. Chapman, II(c)	$47,556	$91,000
Edward K. Kaier(d)	$42,861	$82,000
Steven J. Paggioli	$41,059	$78,500
Eric Rakowski	$41,059	$78,500
Thomas R. Schneeweis	$39,182	$74,500
Interested Trustees:
John H. Streur	None	None
Nathaniel Dalton	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2007. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2007 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2007, consisted of 32 funds in the Trust, Managers AMG Funds, Managers Trust I and Managers Trust II.

(c)	Mr. Chapman receives an additional $15,000 annually for being the Independent Chairman, which is reflected in the chart above.

(d)	Mr. Kaier receives an additional $5,000 annually for being the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Except as described below, the Trust did not know of any person who, as of March 3, 2008, “controlled” (within the meaning of the 1940 Act) any of the Funds. The Managers Fremont Global Fund may be deemed to control the Managers Global Fund because it beneficially owns more than 25% of the outstanding voting securities of such Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders of Securities

As of March 3, 2008, the following persons or entities owned of record more than 5% of the outstanding shares of each class of the Funds:

Name and Address	Percent Owned
Managers Value Fund
PFPC Trust King of Prussia, Pennsylvania 19406-1212	61.7%

Fidelity Investments Institutional Operations Covington, Kentucky 41015-1999	9.6%

Managers AMG Essex Large Cap Growth Fund
PFPC Trust King of Prussia, Pennsylvania 19406-1212	52.2%

Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	14.9%

National Financial Services Corp. New York, New York 10008-3751	6.4%

Managers Small Company Fund
PFPC Inc. King of Prussia, Pennsylvania 19406-1212	81.5%

National Financial Services Corp. New York, New York 10281-1003	5.8%

Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	5.5%

Managers Special Equity Fund – Managers Class
Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	22.4%

Fidelity Investments Institutional Operations Covington, Kentucky 41015-1999	18.0%

National Financial Services Corp. New York, New York 10008-3751	16.6%

Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, Florida 32246-6484	5.1%

Managers Special Equity Fund – Institutional Class
Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	28.6%

Fidelity Investments Institutional Operations Covington, Kentucky 41015-1999	19.3%

Charles Schwab Trust Co. Austin, Texas 78701-4255	14.2%

National Financial Services Corp. New York, New York 10008-3751	9.0%

Putnam Fiduciary Trust Co. Trustee Norwood, Massachusetts 02062-1599	6.4%

Managers International Equity Fund – Managers Class
PFPC Inc. King of Prussia, Pennsylvania 19406-1212	28.5%

Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	28.0%

National Financial Services Corp. New York, New York 10008-3751	9.9%

AG Edwards & Sons Inc. Saint Louis, Missouri 63103	6.8%

Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, Florida 32246-6484	5.8%

Managers Emerging Markets Equity Fund
Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	31.6%

National Financial Services Corp. New York, New York 10008-3751	27.5%

Managers Bond Fund
National Financial Services Corp. New York, New York 10008-3751	24.2%

Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	15.3%

Managers Global Bond Fund
Managers Fremont Global Fund Norwalk, Connecticut 06854-1631	55.6%

PFPC Inc. King of Prussia, Pennsylvania 19406-1212	25.8%

Charles Schwab & Co. Inc. Orlando, Florida 32810-5935	8.2%

National Financial Services Corp. New York, New York 10008-3751	5.2%

As of March 3, 2008, the Trust did not know of any person who beneficially owned 5% or more of the outstanding shares of any class of the Funds.

Management Ownership

As of March 3, 2008 all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to the Funds pursuant to a Fund Management Agreement (the “Management Agreement”). The Investment Manager is an independently managed subsidiary of AMG, and AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor of the Funds.

The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” In addition, the Investment Manager may exercise investment discretion over the cash reserves segment of each Fund. The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Funds, to hire new unaffiliated Subadvisors for the Funds without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Investment Manager recommends Subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of the Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For each Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under the Management Agreement dated April 1, 1999. The Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors.

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Funds pay all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Funds’ Custodian and Transfer Agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of their shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new unaffiliated Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated Subadvisors selected by the Investment Manager are subject to shareholder approval.

Compensation of Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay each Subadvisor a fee (net of any mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

During the fiscal years ended December 31, 2005, 2006 and 2007 the Investment Manager was paid the following amounts (net of any fee waivers and expense limitations) by the Funds for investment management fees under the Management Agreement.

Fund	2005	2006	2007
Value Fund	$912,310	$708,121	$574,339
Large Cap Growth Fund	$803,038	$613,637	$502,663
Small Company Fund	$277,859	$334,920	$337,783
Special Equity Fund	$31,662,152	$29,579,302	$23,410,349
International Equity Fund	$1,938,776	$1,956,021	$2,340,304
Emerging Markets Equity Fund	$943,175	$1,515,893	$2,159,274
Bond Fund	$2,118,516	$3,600,603	$9,063,151
Global Bond Fund	$272,510	$341,727	$708,805

During the three fiscal years ended December 31, 2005, 2006 and 2007 the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.

Fund	2005	2006	2007
Value Fund	$425,745	$330,456	$268,028
Large Cap Growth Fund	$401,519	$306,818	$251,332
Small Company Fund	$154,366	$186,067	$187,657
Special Equity Fund	$17,522,233	$16,380,376	$12,966,030
International Equity Fund	$925,758	$1,041,121	$824,636
Emerging Markets Equity Fund	$615,114	$988,626	$1,408,222
Bond Fund	$847,406	$1,440,241	$3,625,260
Global Bond Fund	$117,224	$142,046	$273,145

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers/expense limitations in effect at the date of this SAI on the management fees payable by the Funds is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of each Fund’s Prospectus. Voluntary fee waivers by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fees waived/expenses reimbursed by the Investment Manager for the fiscal years ended December 31, 2005, 2006 and 2007 are as follows:

Fund	2005	2006	2007
Value Fund	—	$33,400	$5,126
Large Cap Growth Fund	—	$21,183	—
Small Company Fund	—	$33,165	$7,678
Special Equity Fund	$28,665	—	—
International Equity Fund	—	—	$348,741
Emerging Markets Equity Fund	—	—	$281,271
Bond Fund	$98,243	$155,254	$25,818
Global Bond Fund	$25,956	$40,529	$101,258

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administrative Services; Distribution Arrangements” below.

Subadvisors and Portfolio Managers of the Funds

Value Fund

Armstrong Shaw Associates Inc. (“Armstrong Shaw”)

Other Accounts Managed by the Portfolio Manager

Armstrong Shaw has served as a Subadvisor to the Value Fund since March 2000. Armstrong Shaw is 100% employee-owned with Jeffrey M. Shaw owning a controlling interest in Armstrong Shaw. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Armstrong Shaw is Jeffrey M. Shaw. Information provided below relating to other accounts managed and Fund ownership by the portfolio manager is as of December 31, 2007.

Portfolio Manager: Jeffrey M. Shaw

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$2,050.00	1	$1,920.00
Other Pooled Investment Vehicles	2	$164.00	None	$0
Other Accounts	105	$3,320.00	1	$5.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the portfolio manager’s management of the investments in the Value Fund, on the one hand, and the management of other accounts, on the other. Armstrong Shaw does not believe any of these potential conflicts of interest pose significant risk to the Value Fund. Armstrong Shaw believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Armstrong Shaw, its access persons (all employees and directors) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Armstrong Shaw has not identified in the summary below.

A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Value Fund. Because of the portfolio manager’s position with the Value Fund, the portfolio manager knows the size, timing and possible market impact of the Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of the Value Fund. Armstrong Shaw has adopted a Code of Ethics containing policies and procedures to guard against this potential conflict.

The portfolio manager may serve as advisor to certain accounts which have advisory fees based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that they believe might be the most profitable to accounts with incentive fees. Armstrong Shaw believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time.

Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong Shaw often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Armstrong Shaw has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

Portfolio Manager Compensation

Compensation at Armstrong Shaw is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is discretionary and determined by Jeffrey M. Shaw, depending on the overall profitability of Armstrong Shaw and individual performance and contribution to the firm over the past year. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

Mr. Shaw’s compensation is not dependent on the performance of the Value Fund on an absolute basis or relative to Armstrong Shaw’s style-specific benchmark, the Russell 1000® Value Index. Mr. Shaw is not compensated based on the growth of the Value Fund’s, or any other client’s, assets except to the extent that such growth contributes to the firm’s overall asset growth which in turn contributes to the firm’s overall profitability. Mr. Shaw does not receive a percentage of the revenue earned on any client portfolios. Mr. Shaw’s compensation is not increased or decreased specifically as the result of any performance fee that may be earned by Armstrong Shaw.

Portfolio Manager Ownership of the Fund

As of December 31, 2007, the Portfolio Manager did not own any shares of the Value Fund.

Osprey Partners Investment Management, LLC (“Osprey”)

Other Accounts Managed by the Portfolio Managers

Osprey has served as a Subadvisor to the Value Fund since September 2001. The firm is organized as a limited liability company and is 100% employee-owned. J.W. Liang, Russell S. Tompkins, and Bruce J. Jensen are the portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Osprey. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: John W. Liang

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$34.30	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts[2]	12	$583.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

[2]	Other Accounts do not include accounts that are managed passively, holding only cash or mutual funds.

Portfolio Manager: Russell S. Tompkins

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$30.10	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts[2]	35	$103.30	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

[2]	Other Accounts do not include accounts that are managed passively, holding only cash or mutual funds.

Portfolio Manager: Bruce J. Jensen

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$34.30	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts[2]	4	$431.10	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

[2]	Other Accounts do not include accounts that are managed passively, holding only cash or mutual funds.

Potential Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Value Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Osprey has established policies and procedures to reasonably ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Osprey’s investment committee determines the shape and composition of each model portfolio with the result that each portfolio manager of the Fund is focused on particular investment disciplines rather than competing accounts yet remains sensitive to client investment requirements. The portfolio managers review the Fund daily.

Osprey has also adopted trading policies and procedures with the objective of treating all clients fairly so that over time no client is advantaged or disadvantaged over another. Where Osprey has discretionary trading authority, it will bunch orders for execution with the result that each client participating in the aggregated order participates at an average share price. Commission costs are shared on a pro-rata basis. Clients may direct Osprey to execute trades with a specific broker causing them to be excluded from bunched orders. The firm utilizes a random rotation process in an attempt to not disadvantage any one client over another.

Osprey also manages a proprietary account, the Concentrated Large Cap Value Equity portfolio in Osprey’s profit sharing plan. In addition, Osprey is affiliated with the Osprey Concentrated Large Cap Value Equity Fund, an open-end mutual fund which it advises. These portfolios are similar to Concentrated Large Cap Value client accounts and Osprey may buy and sell securities for these accounts that it also recommends to its clients. Any such transactions are consistent with recommendations being made to clients, including the Fund. Trades for the proprietary profit sharing account are executed after client accounts.

Portfolio Manager Compensation

Osprey compensates portfolio managers for their management of Value Fund and other accounts managed by the firm. Mr. Liang, Mr. Tompkins and Mr. Jensen are compensated with a combination of salary (a relatively fixed component) and annual partnership distributions which are dependent on the profitability of Osprey. Mr. Jensen’s compensation also consists of an annual discretionary bonus determined by Osprey’s management committee that is based on subjective factors such as leadership, ideas, overall contributions to the investment team and performance. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, Mr. Liang owned shares of the Value Fund valued between $10,001 and $50,000, Mr. Tompkins owned shares of the Value Fund valued between $10,001 and $50,000 and Mr. Jensen owned shares of the Value Fund valued between $100,001 and $500,000.

Large Cap Growth Fund

Essex Investment Management Company, LLC (“Essex”)

Other Accounts Managed by the Portfolio Managers

Essex has served as a Subadvisor to the Large Cap Growth Fund since March 1997. AMG owns a majority and controlling interest in Essex. David Goss manages the Managers AMG Essex Large Cap Growth Fund. Information provided below relating to other accounts managed and Fund ownership by the portfolio manager is as of December 31, 2007.

Portfolio Manager: David Goss

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$67.09	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	25	$848.64	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Essex has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Essex may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Essex maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive fixed base salaries and receive a percentage of the firm’s profits through a profit-sharing/pension plan. Second, Essex’s professionals receive a year-end bonus based on their personal performance and Essex’s composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on absolute, relative, and risk-adjusted performance of their respective portfolios. In addition, the portfolio managers’ evaluation takes into account pre-tax performance, including the performance of the Large Cap Growth Fund against the Russell 1000® Growth Index, over one-, two- and three- year periods. Eighty percent of the evaluation is based on performance of the portfolios and twenty percent is based on teamwork, communication, and other subjective criteria.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success.

Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

Portfolio Manager Ownership of the Fund

As of December 31, 2007, the Portfolio Manager owned shares of the Large Cap Growth Fund valued between $100,001 and $500,000.

Small Company Fund

Kalmar Investment Advisers (“Kalmar”)

Other Accounts Managed by the Portfolio Managers

Kalmar has served as a Subadvisor to the Small Company Fund since May 2000. Kalmar is 100% employee-owned. Ford B. Draper, Jr., Dana F. Walker, and Gregory A. Hartley are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Kalmar. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Ford B. Draper, Jr.

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,500.00	1	$1,100.00
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	291	$1,300.00	None	$0

Portfolio Manager: Dana F. Walker

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,500.00	1	$1,100.00
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	291	$1,300.00	None	$0

Portfolio Manager: Gregory A. Hartley

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,500.00	1	$1,100.00
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	291	$1,300.00	None	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Small Company Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Kalmar has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest.

Kalmar’s policy is to avoid conflicts of interest by neither favoring nor disfavoring any account systematically versus any other. Accordingly, on a best efforts basis, investment opportunities are shared among all accounts of the same market-cap size class as even handedly as possible over time. Kalmar has two market size classes of accounts under management, small-cap and small-mid-cap. Kalmar’s investment strategy is applied uniformly and individual securities are owned approximately uniformly by all accounts within a size class, except for those with particular investment restrictions or guidelines. In those cases, the same strategy is applied except for elimination of restricted securities.

Portfolio Manager Compensation

Kalmar seeks to maintain a competitive and incentivized compensation program in order to attract and retain outstanding, high-caliber investment professionals and, therefore, to closely link the investment professionals’ compensation to their particular contributions to client returns and to the attainment of the performance goals of Kalmar’s “Growth-with-Value” investment philosophy which the Fund participates in. Portfolio managers receive base salaries, incentive bonus opportunities, benefits packages, and opportunities (if invited by Kalmar’s board of directors) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the marketplace, as well as to adjust the factors used to determine bonuses in order to promote good sustained client performance, including the Fund’s performance.

Fixed Based Salary: In setting portfolio manager base salaries, Kalmar seeks to be competitive in light of each particular person’s experience, tenure, contribution, and responsibilities.

Annual Bonus: Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative component, which generally comprises 60-70% of the bonus, is based on the specific contribution of the individual’s research ideas to the success of managed portfolios in absolute and index-relative terms for short term (1 year) and long term (2-5 year) periods. The comparative indices employed are the Russell 2000® and Russell 2500® as well as their Growth versions.

The non-quantitative component is based on an evaluation of the individual’s contribution to Kalmar’s team-oriented research and portfolio management process and of his or her other contributions to client satisfaction, client communication, and the overall success of the firm over the past year. For purposes of illustration, examples of factors weighed in this evaluation are: (i) maintenance of insightful knowledge and opinions on companies owned by the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (iv) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team as well as the productive functioning of the team.

Benefits Package: All employees, including portfolio managers, participate in Kalmar’s benefits package, which includes a 401K plan with a contribution by Kalmar and a profit sharing plan based on the overall success of the firm. The opportunity for equity ownership in Kalmar is open to all key, high contributing employees of the firm from all professional disciplines, solely at the discretion and invitation of Kalmar’s board of directors. Such ownership is purchased from the firm, rather than awarded as a bonus. Messrs. Draper, Walker and Hartley are all “partners” in Kalmar with varying percentage amounts of ownership. This equity ownership, coupled with the other competitive and incentivizing ingredients in Kalmar’s compensation package, is intended to link compensation directly, plus indirectly but effectively, to client success and performance outcomes.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Small Company Fund.

Epoch Investment Partners, Inc. (“Epoch”)

Other Accounts Managed by the Portfolio Managers

Epoch has served as a Subadvisor to the Small Company Fund since March 2006. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019. The portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl and Michael A. Welhoelter. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: William W. Priest

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,041.42	None		$0
Other Pooled Investment Vehicles	31	$3,120.18	1	[2]	$53.85	[2]
Other Accounts	138	$2,506.24	4		$37.99

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

[2]	Pooled investment vehicle with fee option; investor has the option of a performance based or flat fee.

Portfolio Manager: David N. Pearl

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,041.42	None		$0
Other Pooled Investment Vehicles	31	$3,120.18	1	[2]	$53.85	[2]
Other Accounts	138	$2,506.24	4		$37.99

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

[2]	Pooled investment vehicle with fee option; investor has the option of a performance based or flat fee.

Portfolio Manager: Michael A. Welhoelter

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,041.42	None		$0
Other Pooled Investment Vehicles	31	$3,120.18	1	[2]	$53.85	[2]
Other Accounts	138	$2,506.24	4		$37.99

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

[2]	Pooled investment vehicle with fee option; investor has the option of a performance based or flat fee.

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Fund’s investments and the investments of other accounts, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary clients positions and employee securities trading. Epoch maintains extensive internal control procedures to avoid conflicts of interest in employee, proprietary and client discretionary trading. Epoch’s Code of Ethics and Business Conduct outlines a series of procedures with regard to the avoidance of conflicts of interest and potentially abusive practices. Epoch’s trading allocation procedures for clients seeks to allocate investment opportunities among clients in the fairest possible way taking into account clients’ best interests. Orders for the same security entered on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) subject to the aggregation being in the best interests of all participating clients.

Portfolio Manager Compensation

Epoch’s compensation system consists of three components – salary, bonus, and stock ownership. The mix of remuneration elements varies according to the employee’s level of responsibility and the role that his or her judgment plays in executing that responsibility.

Stock ownership is a shared value in our firm and is awarded initially as a result of the person’s role, responsibility, and expected contribution to the firm and its mission. Subsequent stock awards will be made to those individuals who incrementally add to the value of the firm in terms of account performance, client service, and an efficient infrastructure.

We believe that all employees should be eligible to participate in the same compensation package; however, the mixture of compensatory elements varies according to the employee’s level of responsibility and the role that their judgment plays in executing that responsibility. We believe that we have implemented a very fair and equitable compensation structure to help us attract and retain talent.

Compensation for the portfolio managers is not based on the value of assets held in the Small Company Fund’s portfolio or the performance for the Fund.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Small Company Fund.

Special Equity Fund

Donald Smith & Co., Inc. (“Donald Smith”)

Other Accounts Managed by the Portfolio Manager

Donald Smith has served as a Subadvisor to the Special Equity Fund since September 2002. Donald Smith is 100% employee owned, with Donald G. Smith owning a majority and controlling interest in the firm. Mr. Smith and Richard L. Greenberg are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Special Equity Fund managed by Donald Smith. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Donald G. Smith

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,394.00	1	$1,030.00
Other Pooled Investment Vehicles	1	$139.00	None	$0
Other Accounts	38	$2,404.00	1	$229.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Richard L. Greenberg

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,394.00	1	$1,030.00
Other Pooled Investment Vehicles	1	$139.00	None	$0
Other Accounts	38	$2,404.00	1	$229.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Donald Smith has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Donald Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Donald Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

The compensation for portfolio managers/analysts consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000® Value Index, and performance is measured over a one-year period on a pre-tax basis. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Special Equity Fund.

Lord, Abbett & Co. LLC (“Lord Abbett”)

Other Accounts Managed by the Portfolio Manager

Lord Abbett has served as a Subadvisor to the Special Equity Fund since December 2007. Lord Abbett is 100% wholly owned by its partners. F. Thomas O’Halloran, CFA, is the portfolio manager primarily responsible for the day-to-day management of the portion of the Special Equity Fund subadvised by Lord Abbett. Information provided below relating to other accounts managed and Fund ownership by the portfolio manager is as of December 31, 2007.

Portfolio Manager: F. Thomas O’Halloran, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,325.20	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	6	$109.80	None	$0

Potential Conflicts of Interest

Conflicts of interest may arise in connection with the Portfolio Manager’s management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. The Portfolio Manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and

Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Portfolio Manager Compensation

Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis vs. appropriate style benchmarks and peer group rankings, including the Russell Microcap® Growth Index. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Manager Ownership of the Fund

As of December 31, 2007, the Portfolio Manager did not own any shares of the Special Equity Fund.

Veredus Asset Management, LLC (“Veredus”)

Other Accounts Managed by the Portfolio Managers

Veredus has served as a Subadvisor to the Special Equity Fund since January 2005. Veredus is a limited liability company organized in Kentucky. Veredus is owned 50% by employees of the firm (of which B. Anthony Weber owns approximately 31% of the outstanding units) and 50% by ABN AMRO Asset Management Holdings, Inc. (“ABN AMRO”). The ultimate parent of ABN AMRO is ABN AMRO Holding N.V. (“ABN Holding”), which is a wholly owned subsidiary of RFS Holdings. As a result of RFS Holdings’ ownership of ABN Holding, RFS Holdings indirectly owns a 50% interest in Veredus. It is expected that on or around April 1st, 2008, a consortium comprised of Fortis SA/NV and Fortis N.V. (together, “Fortis”) will acquire from RFS Holdings a 100% interest in ABN Holding and, indirectly, a 50% interest in Veredus. Mr. Weber, Charles P McCurdy Jr., and Charles F. Mercer Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Special Equity Fund managed by Veredus. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: B. Anthony Weber

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$602.97	None	$0
Other Pooled Investment Vehicles	1	$24.63	1	$24.63
Other Accounts	17	$723.69	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Charles P. McCurdy, Jr.

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$602.97	None	$0
Other Pooled Investment Vehicles	1	$24.63	1	$24.63
Other Accounts	17	$723.69	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Charles F. Mercer, Jr.

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$602.97	None	$0
Other Pooled Investment Vehicles	1	$24.63	1	$24.63
Other Accounts	17	$723.69	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Special Equity Fund’s investments, on the one hand, and the investments of other accounts (including Veredus Partners, a hedge fund open to qualified investors that will hold similar securities as the portion of the Special Equity Fund managed by Veredus), on the other hand, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Veredus has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Veredus may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Veredus maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

The portfolio managers are members of Veredus Asset Management, LLC, and, as such, they are compensated as follows: (i) each receives a guaranteed payment (salary) that is fixed for each year; (ii) each shares in the overall profits of the company, as set forth in Veredus’ Operating Agreement; and (iii) each is eligible to receive a contribution made by Veredus to a retirement plan, the computation of which is based on a set percentage of income earned during the year. The portfolio managers’ compensation is not based on the performance of an individual account but the overall performance and profitability of Veredus for each year.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Special Equity Fund.

Skyline Asset Management, L.P. (“Skyline”)

Other Accounts Managed by the Portfolio Managers

Skyline has served as a Subadvisor to the Special Equity Fund since December 2000. Skyline is organized as a limited partnership. AMG owns a majority and controlling interest in Skyline. William Fiedler, Michael Maloney and Mark Odegard are co-portfolio managers of the portion of the Special Equity Fund managed by Skyline. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: William Fiedler

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$430.00	None	$0
Other Pooled Investment Vehicles	1	$6.00	None	$0
Other Accounts	17	$300.00	None	$0

[1]

Other Accounts Managed includes accounts managed in a personal capacity (as defined as accounts in which trades are executed through Skyline’s trading desk) as well as accounts managed in a professional capacity.

Portfolio Manager: Michael Maloney

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$430.00	None	$0
Other Pooled Investment Vehicles	1	$6.00	None	$0
Other Accounts	17	$300.00	None	$0

[1]

Other Accounts Managed includes accounts managed in a personal capacity (as defined as accounts in which trades are executed through Skyline’s trading desk) as well as accounts managed in a professional capacity.

Portfolio Manager: Mark Odegard

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$430.00	None	$0
Other Pooled Investment Vehicles	1	$6.00	None	$0
Other Accounts	17	$300.00	None	$0

[1]

Other Accounts Managed includes accounts managed in a personal capacity (as defined as accounts in which trades are executed through Skyline’s trading desk) as well as accounts managed in a professional capacity.

Potential Conflicts of Interest

Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of accounts other than the Special Equity Fund. Those accounts include another investment company for which Skyline serves as investment adviser, another pooled investment vehicle, and separately managed accounts. The side-by-side management of both the Special Equity Fund and other accounts may raise potential conflicts of interest for Skyline. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Special Equity Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. Skyline utilizes certain guidelines and procedures, discussed below, to mitigate the potential of conflicts negatively affecting the Special Equity Fund or its other accounts.

The overriding principle to be followed in applying Skyline’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. Skyline has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio managers at the time of order entry because Skyline believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if Skyline believes that such allocation is fair and reasonable.

In the event that Skyline’s access to an investment opportunity is limited, such as in the case of an equity initial public offering (“IPO”), Skyline seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

Portfolio Manager Compensation

The portfolio managers responsible for managing the Special Equity Fund are all limited partners of Skyline. As limited partners, their compensation comes from a combination of salary, a share of Skyline’s revenue based on their individual ownership position in Skyline, and a share of Skyline’s profits based on their individual contribution to the success of the Special Equity Fund and Skyline. Total compensation is influenced by Skyline’s overall profitability, which is directly related to fees generated by Skyline’s assets under management.

The portfolio managers’ salary and share of profits of Skyline are determined by Skyline’s executive committee, who takes into account many factors, including the portfolio manager’s contribution to the success of the Special Equity Fund and Skyline, successful stock selection and favorable sector weightings. Contributions in other sectors of the Special Equity Fund and other areas of Skyline, such as trading and client service also are considered. There is no set formula for any of the above components, although an effort is made to consider a portfolio manager’s performance against the Russell 2000® Value Index, primarily for the most recent one-year period with two- and three-year performance records also considered.

The portfolio managers are provided benefits packages that include life insurance, health insurance and participation in Skyline’s 401(k) plan comparable to that received by other employees of Skyline.

For Skyline’s analytical staff, the depth, breadth and volume of their research efforts as well as the investment success of their recommendations are factored into their bonus awards. Additionally, asset growth, performance, and client retention all factor into compensation. Their overall contribution to the firm is considered as well. Continuing education for employees is also available.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Special Equity Fund.

Westport Asset Management, Inc. (“Westport”)

Other Accounts Managed by the Portfolio Managers

Westport has served as a Subadvisor to the Special Equity Fund since December 1985. Andrew J. Knuth owns a greater than 25% interest in Westport. Mr. Knuth and Edmund H. Nicklin, Jr. are the portfolio managers jointly and primarily responsible for the portion of the Special Equity Fund managed by Westport. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Andrew J. Knuth

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$991.10	1	$48.50
Other Pooled Investment Vehicles	1	$62.80	1	$62.80
Other Accounts	23	$1,373.50	6	$543.90

Portfolio Manager: Edmund H. Nicklin, Jr.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$1,057.60	1	$48.60
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	24	$1,378.10	6	$543.90

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of Westport, or its affiliate Westport Advisers LLC, (together “Westport”) such as registered investment companies, separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the Portfolio Managers in a personal or other capacity, and may include unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”). It is Westport’s policy to not favor any client account or outside account over any other client account or outside account. However, management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the Portfolio Managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. A potential conflict of interest may arise as result of the Portfolio Manager’s management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Portfolio Manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. As detailed In Westport’s Trade Allocation Policy, when decisions are made to purchase or sell the same securities simultaneously for a number of client and/or outside accounts, Westport may aggregate into a single trade order (a “bunched” trade) several individual contemporaneous client and/or outside account trade orders for a single security if it deems this to be appropriate and in the best interests of the client and/or outside accounts involved. Bunched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution, or reducing overall commission charges. Accounts that are eligible to purchase shares in initial public offerings may participate in aggregated orders for such shares. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the two Westport affiliated advisers that the benefits from Westport’s organization outweigh any disadvantage that may arise from exposure to aggregated transactions.

Westport has implemented specific policies and procedures (e.g., the code of ethics and trade allocation policies, discussed above) to address potential conflicts that may arise in connection with the management of the Fund, separately managed accounts and other accounts.

The Westport Code of Ethics puts restrictions on the timing of personal trading in relation to trades by the Fund and other advisory clients of the Adviser and its affiliates. The code of ethics, which was adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, describes the fiduciary duties owed to Westport advisory accounts and shareholders of the Funds managed by affiliates by all trustees, directors, officers, members and employees of Westport, and its affiliates; establishes procedures for personal investing; and restricts certain transactions. For example, personal investment transactions in most securities, including initial public offerings and limited offerings, must receive prior written approval and, in most cases, may not be effected on the same day that one of Westport advisory client or funds advised by Westport affiliates is trading that security. In addition, the code of ethics prohibits “late trading” in shares of mutual funds sub-advised or advised by Westport or its affiliates, including a prohibition on the facilitating of late trading by third parties.

Portfolio Manager Compensation

Mr. Knuth, as owner of Westport Asset Management, Inc. is compensated through the residual profits of the firm, including fees generated by the Special Equity Fund account. Westport Asset Management, Inc. has a qualified profit sharing plan covering all employees, including Mr. Knuth.

Mr. Nicklin, as an employee of Westport Asset Management, Inc., receives a base salary and participation in fees generated by certain accounts. The Special Equity Fund account is not covered by the revenue sharing agreement. In addition, Mr. Nicklin is a participant in the qualified profit sharing plan covering all employees.

No other employees of Westport Asset Management, Inc. have any compensation arrangements based on performance of individual accounts.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Special Equity Fund.

Smith Asset Management Group, LP (“Smith”)

Other Accounts Managed by the Portfolio Managers

Smith has served as a Subadvisor to the Special Equity Fund since May 2006. SAMG Partners, L.P. (“SAMG”) owns a majority interest in Smith, and Smith Group Employee Partners, L.P. owns at least a 50% interest in SAMG. Stephen S. Smith, the founder of Smith, and John D. Brim, Royce W. Medlin, John D. Ingle, and A. Michelle Pryor are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Special Equity Fund managed by Smith. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Stephen S. Smith

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	7	$1,037.00	1	$170.00
Other Pooled Investment Vehicles	6	$149.00	None	$0
Other Accounts	361	$5,010.00	5	$262.00

Portfolio Manager: John D. Brim

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	7	$1,037.00	1	$170.00
Other Pooled Investment Vehicles	6	$149.00	None	$0
Other Accounts	361	$5,010.00	5	$262.00

Portfolio Manager: Royce W. Medlin

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	7	$1,037.00	1	$170.00
Other Pooled Investment Vehicles	6	$149.00	None	$0
Other Accounts	361	$5,010.00	5	$262.00

Portfolio Manager: John D. Ingle

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	7	$1,037.00	1	$170.00
Other Pooled Investment Vehicles	6	$149.00	None	$0
Other Accounts	361	$5,010.00	5	$262.00

Portfolio Manager: A. Michelle Pryor

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	7	$1,037.00	1	$170.00
Other Pooled Investment Vehicles	6	$149.00	None	$0
Other Accounts	361	$5,010.00	5	$262.00

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Special Equity Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Smith has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

The portfolio managers are compensated using a fixed cash salary as well as a pension and retirement plan. As owners of Smith Group, each portfolio manager also receives pro-rata allocations of the firm’s net income. None of the portfolio managers’ compensation is based on the Special Equity Fund’s performance, nor is it based on the value of the assets held in the Fund’s portfolio.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Special Equity Fund.

Managers Investment Group LLC (the “Investment Manager”)

Other Accounts Managed by the Portfolio Manager

The Investment Manager manages the cash reserves portion of the Special Equity Fund. Keitha L. Kinne is primarily responsible for the day-to-day management of this cash reserves portion. Information provided below relating to other accounts managed and Fund ownership by the portfolio manager is as of January 25, 2008.

Portfolio Manager: Keitha L. Kinne

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	None	$0	None	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio manager’s management of the Special Equity Fund’s cash investments, on the one hand, and the investments of the other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. The Investment Manager has established written policies and procedures relating to its investment management and trading practices in order to prevent such conflicts of interest. These policies and procedures are contained in the Investment Manager’s Compliance Manual. On occasion, the Investment Manager, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. The Investment Manager maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Ms. Kinne’s compensation includes a salary and bonus. The bonus portion of compensation is primarily based upon profitability of the firm.

Portfolio Manager Ownership of the Fund

As of January 25, 2008, Ms. Kinne did not own shares of the Special Equity Fund.

International Equity Fund

AllianceBernstein L.P. (“AllianceBernstein”)

Other Accounts Managed by the Portfolio Managers

AllianceBernstein has served as a Subadvisor for the International Equity Fund since March 2002. As of December 31, 2007, AllianceBernstein Holding L.P. (“Holding”) owned approximately 33.4% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately 62.8% of the AllianceBernstein Units as of December 31, 2007 (including those held indirectly through its ownership of approximately 1.7% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.2% economic interest in AllianceBernstein. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. Kevin F. Simms, Sharon E. Fay, and Henry S. D’Auria are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the International Equity Fund managed by AllianceBernstein. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Kevin F. Simms

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	160	$92,699.00	3	$12,345.00
Other Pooled Investment Vehicles	166	$50,391.00	11	$2,661.00
Other Accounts	44,767	$217,805.00	140	$28,882.00

Portfolio Manager: Sharon E. Fay

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	160	$92,699.00	3	$12,345.00
Other Pooled Investment Vehicles	154	$44,312.00	10	$1,506.00
Other Accounts	44,767	$217,805.00	140	$28,882.00

Portfolio Manager: Henry S. D’Auria

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	89	$56,751.00	2	$5,639.00
Other Pooled Investment Vehicles	104	$38,394.00	9	$1,505.00
Other Accounts	878	$163,171.00	128	$26,339.00

Potential Material Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the International Equity Fund.

Wellington Management Company, LLP (“Wellington Management”)

Other Accounts Managed by the Portfolio Managers

Wellington Management has served as a Subadvisor to the International Equity Fund since September 2004. Wellington Management is organized as a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts, 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Jean-Marc Berteaux, Matthew D. Hudson and Andrew S. Offit are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the International Equity Fund managed by Wellington Management. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Jean-Marc Berteaux

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	13	$5,998.74	None	$0
Other Pooled Investment Vehicles	14	$4,857.23	None	$0
Other Accounts	21	$5,163.81	1	$186.90

Portfolio Manager: Andrew S. Offit

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	13	$5,998.74	None	$0
Other Pooled Investment Vehicles	16	$5,574.54	None	$0
Other Accounts	21	$5,163.81	1	$186.90

Portfolio Manager: Matthew D. Hudson

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	13	$5,998.74	None	$0
Other Pooled Investment Vehicles	15	$5,572.20	None	$0
Other Accounts	21	$5,163.81	1	$186.90

Potential Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The International Equity Fund’s managers listed in the prospectus who are jointly and primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the International Equity Fund. The Investment Professionals make investment decisions for each account, including the International Equity

Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the International Equity Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the International Equity Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the International Equity Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the International Equity Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Portfolio Manager Compensation

Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the International Equity Fund (as described under “Compensation of Investment Manager and Subadvisors” above). The following information relates to the fiscal year ended December 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salaries for Messrs. Berteaux and Offit, as partners of the firm, are determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Hudson is determined by his experience and performance in his roles as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the International Equity Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the International Equity Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the MSCI EAFE Growth Index over one and three year periods, with an emphasis on three year results. Prior to January 1, 2006, each Investment Professional’s incentive payment relating to the International Equity Fund was linked to the gross pre-tax performance of the portion of the International Equity Fund managed by the Investment Professional compared to the MSCI EAFE Index. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Berteaux and Offit are partners of the firm.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the International Equity Fund.

Lazard Asset Management, Inc. (“Lazard”)

Other Accounts Managed by the Portfolio Managers

Lazard has served as a Subadvisor to the International Equity Fund since September 2003. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, whose sole member is Lazard LLC, a Delaware limited liability company. Lazard Frères & Co. LLC originated as a partnership in 1848 and became one of the first global investment banks. William E. Holzer, Nicolas Bratt, Irene Cheng and Andrew Norris are the portfolio managers jointly and primarily responsible for the portion of the International Equity Fund managed by Lazard. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Nicolas Bratt

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$111.54	None	$0
Other Pooled Investment Vehicles	51	$16,582.02	12	$2,764.79
Other Accounts	None	$0	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Irene Chang

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$111.54	None	$0
Other Pooled Investment Vehicles	51	$16,582.02	12	$2,764.79
Other Accounts	None	$0	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: William E. Holzer

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$111.54	None	$0
Other Pooled Investment Vehicles	51	$16,582.02	12	$2,764.79
Other Accounts	None	$0	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Andrew Norris

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$111.54	None	$0
Other Pooled Investment Vehicles	51	$16,582.02	12	$2,764.79
Other Accounts	None	$0	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Conflicts of Interest

Although the potential for conflicts of interest exist when Lazard and portfolio managers manage other accounts with similar investment objectives and strategies as the International Equity Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the International Equity Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the International Equity Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the International Equity Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the International Equity Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the International Equity Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Portfolio Manager Compensation

The portfolio managers’ compensation is a combination of a fixed portion of Global Thematic Equity revenues, and equity ownership in Lazard Asset Management. The four members of the team share equally these compensation arrangements.

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio managers and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard because Lazard’s compensation structure amply rewards professionals for good performance.

Long Term Incentives - Equity Ownership

Effective January 2003, the Executive Committee of Lazard implemented an equity based incentive program for select Lazard professionals known as the Lazard Asset Management LLC Equity Plan. This plan gives certain Lazard employees a permanent equity interest (greater than 20%) in Lazard and an opportunity to participate in the future growth of Lazard. The equity incentive plan was designed to reflect on the past success and the future of Lazard. The Lazard Asset Management Equity Plan includes a multi-year vesting schedule and restrictive covenants that serve as a retention device. In addition, both investment professionals and other employees of Lazard have received and should continue to receive restricted stock units in Lazard Ltd (Lazard Ltd Equity Incentive Plan), which also have a multi-year vesting schedule and restrictive covenants.

These equity plans represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of the clients.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the International Equity Fund.

Emerging Markets Equity Fund

Rexiter Capital Management Limited (“Rexiter”)

Other Accounts Managed by the Portfolio Managers

Rexiter has served as Subadvisor to the Emerging Markets Equity Fund since February 1998. State Street Global Alliance, LLC, a subsidiary of State Street Corporation, owns a controlling interest in Rexiter. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are Murray Davey, Nick Payne, and Chris Vale. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Murray Davey

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$1,822.60	None	$0
Other Accounts	1	$239.40	1	$239.40

Portfolio Manager: Nick Payne

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$820.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2	$185.40	1	$34.10

Portfolio Manager: Chris Vale

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$393.60	None	$0
Other Accounts	9	$1,290.00	2	$155.00

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Rexiter has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Rexiter may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Rexiter maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

Rexiter aims to pay top-quartile salaries for fund managers. Performance bonuses are related to the profitability of the company and to the overall contribution to investment performance and client service of each individual. Portfolio managers are neither compensated directly nor indirectly for bringing in new business or client retention. Compensation (salary or bonus related) is not based upon the performance of the Emerging Markets Equity Fund.

The Rexiter team owns 25% of the company - all of the portfolio managers listed above are shareholders in Rexiter. The real interest in this incentive is what happens if investment performance remains strong and funds under management grow at a reasonable rate over the next few years. This would make the value of their holdings very attractive. The stability of the team suggests that the package proves attractive in retaining key personnel.

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Emerging Markets Equity Fund.

Bond Fund and Global Bond Fund

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Other Accounts Managed by the Portfolio Managers

Loomis Sayles is a limited partnership whose general partner is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires.

Daniel J. Fuss is the portfolio manager primarily responsible for the day-to-day management of the Bond Fund. Information provided below relating to other accounts managed and Fund ownership by the portfolio manager is as of December 31, 2007.

Portfolio Manager: Daniel J. Fuss

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	14	$34,199.80	None	$0
Other Pooled Investment Vehicles	4	$683.08	None	$0
Other Accounts	79	$9,980.50	4	$904.05

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Kenneth M. Buntrock, David W. Rolley and Lynda L. Schweitzer are the portfolio managers jointly and primarily responsible for the day-to-day management of the Global Bond Fund. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2007.

Portfolio Manager: Kenneth M. Buntrock

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$2,193.51	None	$0
Other Pooled Investment Vehicles	22	$2,486.29	2	$407.17
Other Accounts	71	$13,856.31	10	$2,116.71

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: David W. Rolley

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$2,393.39	None	$0
Other Pooled Investment Vehicles	4	$699.99	1	$339.54
Other Accounts	39	$7,350.45	3	$689.20

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Lynda L. Schweitzer

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$2,193.51	None	$0
Other Pooled Investment Vehicles	18	$2,046.73	1	$339.54
Other Accounts	61	$13,745.05	11	$2,116.71

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Conflicts of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Portfolio Manager Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Managers Bond Fund is the Lehman Brothers Government/Corporate Bond Index, and for the Managers Global Bond Fund the benchmark is the Lehman Global Aggregate and the Citigroup World Government Bond Indices. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manager’s three year return over the last 20 quarters. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of the Fund

As of December 31, 2007, the Portfolio Managers did not own shares of the Bond Fund or Global Bond Fund.

Proxy Voting Policies and Procedures

Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a Fund, in connection with an SEC exemptive order on which the Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF. A listing of each Subadvisor’s proxy voting policies and procedures is set forth in Appendix B to this SAI. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under the Administration Agreement, the Investment Manager also serves as administrator of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For these services, the Funds are required to pay the Investment Manager 0.25% (0.20% in the case of the Global Bond Fund) of their average daily net assets per annum. The Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid by the Funds for administrative services for the fiscal years ending December 31, 2005, 2006, and 2007 are as follows:

Fund	2005	2006	2007
Value Fund	$304,103	$236,040	$191,447
Large Cap Growth Fund	$250,949	$191,761	$157,082
Small Company Fund	$77,183	$93,033	$93,828
Special Equity Fund	$8,795,043	$8,216,473	$6,502,875
International Equity Fund	$538,549	$543,339	$650,084
Emerging Markets Equity Fund	$205,038	$329,542	$469,407
Bond Fund	$847,406	$1,440,241	$3,625,260
Global Bond Fund	$77,860	$97,636	$202,516

Under a Distribution Agreement between the Trust and MDI, MDI serves as distributor in connection with the continuous offering of Fund shares. MDI bears certain expenses associated with the distribution and sale of shares of the Funds. MDI acts as agent in arranging for the sale of each Fund’s shares. MDI is not obligated to sell any specific amount of shares of any Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”).

The Special Equity Fund and the International Equity Fund have each established three classes of shares: Managers Class shares, Institutional Class shares and R Shares. The R Shares are sold without a sales load but are subject to the expenses of a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, each of the Special Equity Fund and the International Equity Fund have agreed to pay the Distributor 0.50% of the average daily net assets of the Fund allocable to R Shares. MDI will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer R Shares to their clients through proprietary mutual fund “supermarkets” and similar platforms. Institutional Class shares and Managers Class shares are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution. R Shares are not currently offered by the Special Equity Fund or the International Equity Fund. The Special Equity Fund currently offers Managers Class shares and Institutional Class shares and the International Equity Fund offers only Managers Class shares.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances, and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Distribution Plan. The Trust has adopted a “Plan of Distribution Pursuant to Rule 12b-1” (the “Distribution Plan”) with respect to the R Shares of each of the Special Equity Fund and International Equity Fund. Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of R Shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Special Equity Fund and International Equity Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of R Shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. The Board of Trustees has authorized payments to the Distributor equal on an annual basis to 0.50% of the average annual net assets of each of Special Equity Fund and International Equity Fund allocable to the R Shares. A Fund’s payments under the Distribution Plan are treated as expenses of the Fund’s R Shares and no portion of these payments is allocated to Managers Class or Institutional Class shares.

Custodian

The Bank of New York, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York, 10286 is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC Inc., PO Box 9769, Providence, Rhode Island 02940-9767 (“PFPC”) is the transfer agent (the “Transfer Agent”) for the Funds and also serves as the dividend disbursing agent for the Funds. PFPC is also the sub-transfer agent for the ManagersChoice® asset allocation accounts.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia PA 19103, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of each Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

During the fiscal years ending December 31, 2005, 2006, and 2007, the Funds paid the following brokerage fees:

Fund	2005	2006	2007
Value Fund	$140,902	$133,245	$59,351
Large Cap Growth Fund	$234,567	$288,046	$193,426
Small Company Fund	$38,243	$122,501	$82,178
Special Equity Fund	$9,956,747	$9,775,466	$6,763,465
International Equity Fund	$685,050	$576,869	$830,675
Emerging Markets Equity Fund	$159,749	$210,710	$323,015
Bond Fund	—	$2,018	$1,330
Global Bond Fund	—	—	—

Brokerage Recapture Arrangements

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisors.

Fund Ownership of Broker-Dealer Securities

Certain Funds owned, as of December 31, 2007, securities issued by a “regular broker-dealer” of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act, or by the parents of regular broker-dealers. The value of such securities held by those Funds as of December 31, 2007 is set forth below.

Fund	Broker	Value of Broker’s Securities
Value Fund	Bear Stearns & Co., Inc.	$990,165
Value Fund	Merrill Lynch & Co., Inc.	$1,116,544
International Equity Fund	Credit Suisse Group	$1,950,336
International Equity Fund	Deutsche Bank AG	$2,063,087

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the current Prospectus on any business day will receive the net asset value computed that day. Purchase orders received after that time from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15-calendar day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15-calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge other than the 2.00%, 2.00% and 1.00% fee charged for redemptions (including a redemption by exchange) of shares of the International Equity Fund, Emerging Markets Equity Fund and Global Bond Fund, respectively, within 60 days of purchase (the “Redemption Fees”). The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of the Fund shares in the account falls below $500 due to redemptions for all Funds other than Special Equity Fund and International Equity Fund and below $500 for Managers Class shares, $500 for R Shares and $500,000 for Institutional Class shares of Special Equity Fund and International Equity Fund. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares of a Fund for shares of any of the other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The International Equity Fund, Emerging Markets Equity Fund and Global Bond Fund will apply and deduct the Redemption Fees of 2.00%, 2.00% and 1.00%, respectively from the proceeds of any redemption by exchange if the exchange occurs within 60 days of the purchase of those shares. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

Each Fund computes its net asset value for each class once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The net asset value per share of each class of a Fund is equal to the Fund’s net worth (assets minus liabilities) divided by the number of that class’s shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN TAX MATTERS

The following summary of certain federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below). (all such income, “Qualifying Income”);

(b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Fund’s investment in loan participations, such Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, such Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, such Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, such Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by a Fund) will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount for which it is subject to corporate income tax. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. Distributions of net capital gains from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly designated by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less will be taxable to shareholders as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains a Fund realizes that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, such Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to such Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for the purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as described further below). To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Funds before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder

A portion of the dividends paid by a Fund to shareholders that are corporations may be eligible for the 70% dividends-received deduction.

Distributions by a Fund can result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Fund Investments

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest such Fund actually received. Such distributions may be made from the cash assets of such Fund or by liquidation of portfolio securities, if necessary. Such Fund may realize gains or losses from such liquidations. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, each Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Municipal Bonds. While interest from municipal bonds generally is exempt from federal income tax, a Fund can pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. It is unlikely that any of the Funds will satisfy this requirement.

Options, Futures, Forward Contracts and Swap Agreements. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Hedging Transactions. To the extent such investments are permissible for a Fund, each Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, to defer losses to such Fund, to cause adjustments in the holding periods of such Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. To mitigate the effect of these rules, each Fund will monitor its transactions, will determine whether to make certain applicable tax elections and will make appropriate entries in its books and records.

To the extent such investments are permissible, certain of each Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject such Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to that Fund’s shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Tax Implications of Certain Investments. Certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, such Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to such Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gain) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of each Funds’ total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes. Consequently, a Fund’s yield on those securities will be decreased.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in such Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In that case, the UBTI portion of the tax-exempt shareholder’s income from its investment in a Fund for the year generally would equal the total income from its investment in such Fund recognized by the tax-exempt shareholder in that year multiplied by the ratio of the tax-exempt shareholder’s average acquisition debt balance to the average tax basis of its shares for the year.

A tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in real estate mortgage investment conduit (“REMIC”) residual interests or taxable mortgage pools if the amount of such income recognized by a Fund exceeds such Fund’s investment company taxable income (after taking into account deductions for dividends paid by such Fund). Furthermore, any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax equal to that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, multiplied by the highest federal income tax rate imposed on corporations. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in such Fund. Each Fund has not yet determined whether such an election will be made. Charitable remainder trusts are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Non-U.S. Shareholders

Distributions properly designated Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Funds beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by such Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by such Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Legislation was proposed, but did not pass, in 2007 to extend this provision one year. It is unclear whether similar legislation will be enacted in 2008.

In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that such Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUNDS IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees and consent of the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each of Special Equity Fund and International Equity Fund: Managers Class, Institutional Class and Class R.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this SAI.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number of the Trustees and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended December 31, 2007 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm by PricewaterhouseCoopers LLP, are incorporated by reference into this SAI from the Funds’ Annual Report for the fiscal year ended December 31, 2007, filed with the SEC. The Funds’ 2007 Annual Report is available without charge by calling the Investment Manager at (800) 835-3879 or by visiting our Website at www.managersinvest.com or on the SEC’s Website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S

INVESTORS SERVICE

STANDARD & POOR’S

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issued in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

APPENDIX B

LISTING OF SUBADVISORS’ PROXY VOTING POLICIES

Value Fund

Armstrong Shaw Associates, Inc. (“Armstrong Shaw”)

A copy of Armstrong Shaw’s proxy voting guidelines is attached to this SAI as Appendix C.

Osprey Partners Investment Management, LLC (“Osprey”)

It is Osprey’s policy to vote proxies in a manner that the firm determines is in the best interest of its clients. As a fiduciary the duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making a proxy voting decision, two overriding considerations should be assessed: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be.

To assist in monitoring corporate actions Osprey subscribes to the proxy voting agent services of Institutional Shareholder Services, a service offered by RiskMetrics Group (“ISS”), an independent third party advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. Osprey will consider the recommendations of ISS and will generally vote with those recommendations. However, Osprey’s review of the ISS analysis as well as Osprey’s own research may lead Osprey to override ISS’ recommendation and vote specific issues differently based on Osprey’s belief that such a vote is in the best interest of its clients. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Appendix D.

Large Cap Growth Fund

Essex Investment Management Company, LLC (“Essex”)

Essex has contracted with ISS to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Appendix D.

By providing pre-determined policies for voting Fund proxies, Essex’s adoption of the ISS proxy voting policies is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest. Although under normal circumstances Essex is not expected to exercise its voting discretion or to override ISS, the Proxy Voting Committee will monitor any situation where Essex wishes to exercises its discretion.

Small Company Fund

Epoch Investment Partners, Inc. (“Epoch”)

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS to provide proxy voting services. Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch’s interests and those of its clients. A summary of the ISS proxy voting guidelines is attached as Appendix D.

All proxy voting decisions will be made under the supervision of Epoch’s compliance department.

Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. Sometimes, that judgment differs from that of ISS. Epoch will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with Epoch’s fiduciary duties.

Kalmar Investment Advisers (“Kalmar”)

Kalmar has contracted with ISS to provide proxy voting services, and a summary of ISS’s proxy voting guidelines as approved by Kalmar’s Proxy Voting Committee is attached as Appendix D. Kalmar retains the right to override ISS proxy votes that it does not believe are in the best interest of the Fund.

Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar’s Proxy Voting Committee and a member of Kalmar’s investment team . Kalmar’s Proxy Voting Committee will review employee questionnaires, and Kalmar’s investment team members and senior officers will attempt to identify any conflict with companies owned by the Fund on a quarterly basis. These procedures, coupled with the use of ISS proxy voting guidelines, diminish the likelihood of material conflicts of interest.

Special Equity Fund

Donald Smith & Co., Inc. (“Donald Smith”)

A copy of Donald Smith’s proxy voting guidelines is attached to this SAI as Appendix E.

Veredus Asset Management, LLC (“Veredus”)

A copy of Veredus’ proxy voting guidelines is attached to this SAI as Appendix F.

Skyline Asset Management, L.P. (“Skyline”)

A copy of Skyline’s proxy voting guidelines is attached to this SAI as Appendix G.

Westport Asset Management, Inc. (“Westport”)

A copy of Westport’s proxy voting guidelines is attached to this SAI as Appendix H.

Smith Asset Management Group, LP (“Smith Group”)

A copy of Smith Group’s proxy voting guidelines is attached to this SAI as Appendix I.

Lord, Abbett & Co. LLC (“Lord Abbett”)

A copy of Lord Abbett’s proxy voting guidelines is attached to this SAI as Appendix J.

International Equity Fund

Wellington Management Company LLP (“Wellington Management”)

A copy of Wellington Management’s proxy voting guidelines is attached to this SAI as Appendix K.

Lazard Asset Management LLC (“Lazard”)

A copy of Lazard’s proxy voting guidelines is attached to this SAI as Appendix L.

AllianceBernstein L.P. (“AllianceBernstein”)

A copy of AllianceBernstein’s proxy voting guidelines is attached to this SAI as Appendix M.

Emerging Markets Equity Fund

Rexiter Capital Management Limited (“Rexiter”)

A copy of Rexiter’s proxy voting guidelines is attached to this SAI as Appendix N.

Bond Fund and

Global Bond Fund

Loomis, Sayles & Company, L.P. (“Loomis”)

A copy of Loomis’ proxy voting guidelines is attached to this SAI as Appendix O.

APPENDIX C

Armstrong Shaw

Statement of Policy and Procedures for Proxy Voting

ARMSTRONG SHAW ASSOCIATES INC.

45 GROVE STREET • NEW CANAAN, CONNECTICUT 06840

PHONE: 203-972-9600 FAX: 203-972-9630

PROXY VOTING GUIDELINES

Armstrong Shaw Associates Inc. has established a Proxy Voting Committee to oversee the proxy voting process. The Proxy Voting Committee is comprised of two members of the Investment Committee and one Proxy Administrator. Each proxy is reviewed and decisions are made based on proxy research, including, but not limited to research provided by ISS, consultation with members of the investment committee and the policies stated herein. It is the Proxy Voting Committee’s responsibility to ensure that all proxies are voted in a timely manner. Armstrong Shaw’s proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of its clients.

1. BOARD OF DIRECTORS

Generally vote with management on the following:

•	Election of directors when there is no opposing slate.

•	Proposals to limit liability of directors and provide indemnification.

•	Declassify the board

2. AUDITORS

Generally vote with management on proposals to ratify auditors. Consideration will be given to the following:

•	Whether the auditor faces potential a conflict of interest as a result of its relationship with the issuer or its performance of non-audit services.

•	Whether the auditor has rendered an accurate financial opinion of a company’s financial status.

3. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS

Generally vote with management on routine matters related to the operation of the company that are not expected to have significant economic impact on the company and/or shareholders.

4. ANTITAKEOVER MEASURES

All resolutions regarding anti-takeover measures will be considered on a case-by-case basis with the intent of avoiding actions likely to diminish the value of the stock held by clients. We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.

5. EXECUTIVE AND DIRECTOR COMPENSATION

We support appropriately designed equity based compensation plans as an effective way to align the interests of long term shareholders and management, employees and directors. We do not support compensation packages that substantially dilute shareholder interests or provide participants with excessive rewards.

a)	Stock Option Plans

Stock-based incentive plans will be evaluated on a case-by-case basis giving consideration, without limitation, to the following:

•	Whether the stock option plan expressly permits the repricing of underwater options;

•	Whether the plan could result in earnings dilution of greater than 5%;

•	Whether the plan has an option exercise price below the marketplace on the day of the grant;

•	Whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and

•	Whether the program has certain embedded features.

b)	Employee Stock Ownership Plans

Generally vote in favor of Employee Stock Ownership Plans including improvements to existing plans when dilution does not exceed 5%.

c)	Shareholder Proposals on Executive and Director Compensation

In most cases we will vote against proposals to limit pay. However, we may support proposals to restructure pay plans if, in our judgment, such restructuring will benefit shareholders.

6. SHAREHOLDERS’ RIGHTS ISSUES

We will evaluate shareholder proposals on a case-by-case basis with the overriding consideration given to the economic impact on the shareholders.

7. MERGERS AND CORPORATE RESTRUCTURINGS

Will be voted on a case-by-case basis with consideration given to the following:

•	Anticipated financial and operational benefits

•	Offer price

•	Prospects of the combined companies

•	The negotiating process

•	Economic impact.

8. SOCIAL AND ENVIRONMENTAL ISSUES

We generally vote with management on social, environmental and political issues. Although proposals are always considered on a case-by-case basis with the greatest consideration being the effect on the economic value of the company, Armstrong Shaw may make exceptions in certain instances when we believe a proposal has positive implications.

CONFLICTS OF INTEREST

The Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw Associates Inc.’s interests and those of its clients. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines herein. Any material conflict of interest will be resolved in the best interests of clients.

PROCEDURES

Armstrong Shaw Associates subscribes to ADP’s Proxy Edge service for electronic voting. In cases where the client has given Armstrong Shaw Associates voting authority, the client’s custodian bank or brokerage firm has been instructed to forward all relevant proxy material to Armstrong Shaw Associates via this service. If an account is not set-up to vote electronically, proxies will be voted manually and the voting history will be manually added to ProxyEdge for record keeping purposes.

Clients may retain the right to vote their own proxies. In that case, Armstrong Shaw Associates Inc. will not be responsible for any part of the voting or record keeping process.

Clients may direct Armstrong Shaw Associates Inc. on how to vote a particular proxy. Armstrong Shaw Associates Inc. will honor any such client request, regardless if client direction is inconsistent with the policies and procedures stated herein and if such client request is made in a timely manner.

Armstrong Shaw Associates does not vote proxies for securities that are held in client accounts but are not in the Armstrong Shaw model portfolio. Clients are given the flexibility to vote these securities independently; however, they must then assume the voting responsibilities on all the securities in their portfolio.

Clients may contact Armstrong Shaw Associates to request information regarding proxy voting records. As required by Rule 204-2(c), Armstrong Shaw Associates Inc. will keep a record of all written client requests for proxy voting records as well as our written response to any (written or oral) client request for such records.

A copy of Armstrong Shaw Associates Inc.’s policies and procedures regarding proxy voting are available to clients upon request. Armstrong Shaw Associates Inc.’s policies and procedures may be updated from time to time.

CONCLUSION

Armstrong Shaw Associates Inc. has designed these guidelines to ensure that proxies are voted in the best interest of our clients. While it is impossible to anticipate every issue that may come up for a proxy vote, we have included what we believe to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

March 2007

APPENDIX D

ISS

Statement of Policy and Procedures for Proxy Voting

2008 U.S. Proxy Voting Guidelines

Concise Summary

ISS Governance Services

December 21, 2007

Copyright © 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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ISS Goverance Services

Concise Summary of 2008 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2008

Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

*	The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•

Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•

Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

•	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•

Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:

•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•

The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group	www.riskmetrics.com

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

2008 US Proxy Voting Guidelines Concise Summary

APPENDIX E

Donald Smith

Statement of Policy and Procedures for Proxy Voting

DONALD SMITH & CO., INC.

PROXY VOTING POLICY & PROCEDURES

I. ADOPTION OF NEW PROXY VOTING POLICY.

The Securities and Exchange Commission (SEC) adopted rule 206(4)-6 under the Investment Advisers Act of 1940, effective March 10, 2003. This new rule addresses an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies. The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about these policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies. There are also amendments to Rule 204-2 under the Investment Advisers Act of 1940 that require advisers to maintain certain records relating to proxy voting.

We are a Registered Investment Adviser (RIA) under 1940 Act and thus are subject to the above referenced rules promulgated by the SEC.

These written policies and procedures adopted July 1, 2003, are designed to ensure our compliance with these rules. Additionally, these policies and procedures are designed to enable us to vote in the best interests of our clients.

Presently, we are authorized to vote all proxies on behalf of our clients.

II. GENERAL VOTING POLICY.

As our primary goal is to maximize the value of our clients’ investment portfolios, we maintain a proxy voting policy that best serves the interest of our clients in their capacity as shareholders of a company. We believe this policy is in accordance with the SEC Guidelines that an investment adviser’s primary responsibility as a fiduciary is to vote in the best interest of its clients.

We normally vote in support of company management on “routine” proposals, but vote against proposals that we believe would negatively impact the long-term value of our clients’ share of a company. We vote against almost all proposals that would hinder the realization of maximum value for shareholders.

More specifically we vote for:

1.	Confidential voting.

2.	Shareholders must approve any poison pills or rights plan.

3.	Repeal of Section 203 of Delaware law.

4.	Annual election of Directors and against staggered Boards.

5.	Cumulative voting.

6.	Maintaining liability of Directors for gross negligence and malfeasance.

7.	Vote against large dilution of shareholders, except company specific exceptions.

The examples above are provided to give a general indication on how we vote our proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented.

III. DISCLOSURE.

This new proxy voting policy has been provided to all of our clients to satisfy certain disclosure rules imposed by Rule 206(4)-6. Additionally, any client can request and we would make available any and all details on specific proxy votes. They may contact us via any form of communication, oral or written.

IV. CONFLICTS OF INTEREST.

We are very sensitive to conflicts of interest that could possibly arise in the proxy voting process. We remain committed to resolving any and all conflicts in the best interest of our clients. Thus, this proxy voting policy is adopted to serve the best interest of our clients and we will generally vote pursuant to this policy when conflicts arise.

Resolving Potential Conflicts Of Interest:

Our compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	Adviser manages a pension plan, administers employee benefit plans or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

•	Adviser has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

•	Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.

V. RECORD KEEPING.

Our record keeping procedures ensure compliance with the amendments made to Rule 204-2 of the Investment Advisers Act of 1940. We retain all proxy statements received regarding client securities. We capture voting data for all clients, including a description of each proposal for which a vote was cast, identification of each proposal as either proposed by management or by shareholders, and related documents prepared by us that were material in making a decision how to vote or that memorializes the basis for that decision. Additionally, we also document all client requests for proxy voting information.

All of the above-mentioned data will be maintained in our office for a period of not less than 5 years from the end of the fiscal year during which the last entry was made or recorded.

APPENDIX F

Veredus

Statement of Policy and Procedures for Proxy Voting

Preview - Policies and Procedures

Proxy Voting

Policy

Veredus Asset Management LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Amy Benningfield has the responsibility for the implementation of our proxy voting policy, practices, disclosures and record keeping. James Jenkins has the responsibility for the monitoring of our proxy voting policy, and practices, including outlining our voting guidelines in our procedures.

Procedure

Veredus Asset Management LLC has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

1.	Voting Procedures

•

The firm has engaged the services of Institutional Shareholder Services (“ISS”) to assist in its proxy voting duties. ISS researches the proxy issues and provides a voting recommendation based upon the proxy-voting manual utilized consistently amont all clients. The firm will accesses the recommendations and the support used, and determine the final vote.

2.	Disclosure

•

Veredus Asset Management LLC will provide conspicuously displayed information in its ADV Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Veredus Asset Management LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

Amy Benningfield will also send a copy of this summary to all existing clients who have previously received Veredus Asset Management LLC’s Disclosure Document; or Amy Benningfield may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

3.	Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Amy Benningfield.

•

In response to any request Amy Benningfield will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Veredus Asset Management LLC voted the client’s proxy with respect to each proposal about which client inquired. If required Veredus will assist in completing Form N-PX.

4.	Voting Guidelines

•

In the absence of specific voting guidelines from the client, Veredus Asset Management LLC will vote proxies in the best interests of each particular client. Veredus Asset Management LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Veredus Asset Management LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

In reviewing proposals, Veredus Asset Management LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

5.	Conflicts of Interest

•

Veredus Asset Management LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Veredus Asset Management LLC with the issuer of each security to determine if Veredus Asset Management LLC or any of its employees has any financial, business or personal relationship with the issuer. Veredus will also review information from ISS to determine that no material conflict of interest exists between ISS and the proxy issuer.

•

If a material conflict of interest exists between Veredus and the proxy issuer, Amy Benningfield will determine whether it is appropriate to disclose the conflict to the affected clients. The clients will have an opportunity to vote the proxies themselves, or to address the voting issue through other objective means. If it is determined that Veredus will vote the proxy, the vote will be as recommended by ISS.

•	If it is determined that ISS has a Material conflict, Amy

Benningfield will discuss the proxy information with Tony Weber, or other Portfolio Manager, to determine how the proxy will be voted.

•	Veredus Asset Management LLC will maintain a record of the voting resolution of any conflict of interest.

6.	Recordkeeping

Amy Benningfield shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Veredus Asset Management LLC receives;

•	A record of each vote that Veredus Asset Management LLC casts;

•	Any document Veredus Asset Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

•	A copy of each written request from a client for information on how Veredus Asset Management LLC voted such client’s proxies, and a copy of any written response.

Regulatory Reference

Proxy Voting

APPENDIX G

Skyline

Statement of Policy and Procedures for Proxy Voting

SKYLINE ASSET MANAGEMENT, L.P.

SKYLINE ASSET MANAGEMENT, L.P.

2007 PROXY VOTING POLICY - OVERVIEW

For those accounts for which Skyline Asset Management, L.P. (Skyline) has explicit or implicit authority to vote proxies, Skyline:

1) applies its proxy voting policy consistently;

2) documents the reasons for voting; and

3) maintains records of voting activities for clients and regulating authorities;

4) monitors voting activity for potential conflicts of interest.

Institutional Shareholder Services

In order to facilitate this proxy voting process, Skyline has retained Institutional Shareholder Services (ISS) to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting.

Voting Policy

An accepted industry standard for the sound handling of proxy voting has been delineated by the U.S. Department of Labor.

The Employee Retirement Income Security Act, or ERISA, sets forth the tenets under which corporate pension fund assets must be managed and invested. ERISA provided that assets managed on behalf of corporate pension plans’ beneficiaries must be invested “...solely in the best interest of the beneficiaries...” Another requirement is that such assets be managed with “care, skill, prudence and diligence...” Interpretations of ERISA are developed by the US Department of Labor. The duties thus created — of loyalty and prudence — apply to the management of all plan assets, including proxy voting.

Although ERISA technically governs only the assets of corporate and Taft-Hartley pension plans and certain other retirement accounts, Skyline thinks that in the case of proxy voting the duties of loyalty and prudence as defined within ERISA are excellent guidance. We therefore adhere to an ERISA standard for voting the proxies attached to all equities in separately managed accounts, including funds from endowments, foundations, and public plans, as well as for non-ERISA accounts such as mutual funds for which Skyline serves as investment advisor or sub-advisor.

The duty of prudence requires that decisions be made based on financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making a proxy voting decision, two overriding considerations should be assessed: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be.

The Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues be addressed by consistent criteria. It has also been made clear that company-specific analysis must be performed and that automatic voting procedures, specifically the “rubber stamping” of the wishes of management, are not appropriate or acceptable. This position was reinforced by the SEC in its releases proposing and adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

Therefore, all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that—guidelines. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company-specific reasons for voting to the contrary.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

•	The board failed to vote other than FOR a shareholder proposal that received approval by a majority of the shares outstanding at the last annual or special meeting;

•	The board failed to vote other than FOR a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

•	Failure to establish a formal nominating committee.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

Director Term Limits

Vote on a CASE-BY-CASE basis, taking into account the average director tenure on a board especially when it exceeds 15 years for the entire board.

Corporate Governance Issue

WITHHOLD from the members of the Audit Committee if:

•

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access (Shareholder Resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

POOR PAY PRACTICES

ISS believes that executive pay programs should be fair, reasonable and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy.

Executive compensation disclosure will be more extensive under the updated SEC disclosure rules. Going forward, companies will be required to disclose all forms of executive pay, including: perks valued at $10,000 and above; deferred compensation; and supplemental executive retirement plans (SERPS). The new disclosure rules will enable shareholders to understand each pay element.

ISS is updating the poor pay practices policy in three ways: (i) identifying best pay practices, (ii) providing some examples of poor compensation practices, and (iii) extending the withhold recommendations beyond the compensation committee. In general, ISS may recommend a vote to WITHHOLD from the compensation committee and/or the CEO on a CASE-BY-CASE basis where it identifies poor pay practices. In addition, ISS may consider recommending WITHHOLD from the entire board if the whole board was involved in and contributed to the egregious compensation problems.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

ISS will generally recommend voting FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

•	Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

•	Annually elected board;

•	Two-thirds of the board composed of independent directors;

•	Nominating committee composed solely of independent directors;

•	Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

•	Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;

•	Absence of superior voting rights for one or more classes of stock;

•	Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

•	The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years; and

•	No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

ISS will generally recommend AGAINST proposals to eliminate cumulative voting.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill. ISS will recommend WITHHOLD from director nominees at any company which has 1) Adopted a pill beginning January, 2005 without shareholder approval; and

2) Has not yet received a “Withhold” recommendation from ISS for this reason; and 3) Has not committed to putting it to a vote within twelve months of its adoption, either as part of its governance policies or as a specific public commitment.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans (as measured by Shareholder Value Transfer) is unreasonable;

•	The plan expressly permits the repricing of underwater stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% or and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Transferable Stock Option Awards

Vote FOR plans with such awards the following factors apply:

•	the structure and mechanics of the on-going transferable stock option program and structure must be disclosed to shareholders; and

•	amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

In addition to the above considerations, ISS will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. ISS considers repricing underwater options after a recent precipitous drop in the company’s stock price to be poor timing. Repricing after a recent decline in stock price would trigger additional scrutiny and ISS may recommend AGAINST the proposal. At a minimum, the decline should not have happened within the past year. ISS will also consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value,

•	Offering period is 27 months or less, and

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

11.	Anti-Takeover Matters

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-By-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

12.	Other

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-Case basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Preemptive Rights

Review on a CASE-BY-Case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Conflicts of Interest

In material conflicts of interest situations (such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies); Skyline will inform the client of the material conflict and obtain consent before voting. For every registered investment company for which Skyline serves as an investment advisor, in the instance where Skyline has a material conflict of interest with the registered investment company, Skyline will vote all proxies according to the policies of ISS.

Proxy Voting Procedures

Skyline is aided in the implementation of its proxy voting policy through the assistance of Institutional Shareholder Services (ISS). ISS provides Skyline with research and voting recommendations consistent with Skyline’s proxy voting policy.

Skyline assesses ISS’s recommendations before voting. Because ISS’s voting recommendations are in conformity with Skyline’s voting policy, Skyline generally affirms ISS’s recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation. A Skyline research analyst most familiar with the proxy issue and the company in question examines ISS’s research and renders an affirming or dissenting decision. All decisions are documented and filed electronically or in hard copy form.

A client’s report, produced by ISS, which detail Skyline’s proxy voting record for that client, is provided quarterly either by postal mail or e-mail depending on the client’s preference. Annual summary reports are also provided. Historical reports exist on file at ISS and can be obtained upon client request. Records of Skyline’s proxy voting are stored at ISS and are available, again upon client request.

APPENDIX H

Westport

Statement of Policy and Procedures for Proxy Voting

WESTPORT ASSET MANAGEMENT, INC.

PROXY VOTING PROCEDURES

The following are general procedures adopted by Westport Asset Management, Inc. (“Adviser”) for exercising voting rights with respect to portfolio securities held by advisory clients over which the Adviser has full discretionary authority (“Clients”). These procedures are adopted to ensure compliance with Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), including Rule 206(4)-6 thereunder, other applicable fiduciary obligations of the Adviser, and the policies and interpretations of the Securities and Exchange Commission and its staff. These procedures are also adopted to satisfy the fiduciary duty requirements generally imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations thereunder and, in particular, the Department of Labor’s 1994 interpretive bulletin discussing ERISA’s fiduciary duty provisions in the proxy voting context.1

The proxy voting procedures may be amended from time to time at the sole discretion of the Adviser.

1.	General Policy - The Adviser shall vote proxies on securities held by Clients solely in the best economic interests of the Clients or, where employee benefit plan assets are involved, in the best economic interests of plan participants and beneficiaries, as determined by the Adviser in good faith. As a matter of policy, the officers, directors and employees of the Adviser will not be influenced by outside sources whose interests conflict with the interests of Clients, or their participants or beneficiaries when applicable. Any conflict of interest will be resolved in the interests of the Client, or the participants and beneficiaries when applicable.

One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company’s management. However, each issue will be considered on its merits and the position of a company’s management will not be supported if it is determined that ratification of management’s position would adversely affect the investment merits of owning the stock. The process the Adviser uses in determining how to vote on selected proxy issues is described in Appendix A.

2.	Limitations on General Policy - The Adviser’s exercise of voting rights with respect to portfolio securities held by Clients in accordance with the above general policy is subject to the following limitations:

(a)	Investment Restrictions - When voting for any particular Client account, the Adviser shall vote proxies of portfolio companies subject to any applicable investment restrictions adopted by the Client from time to time.

[1]	IB 94-2, 29 C.F.R. §2509.04-2.

(b)	Instruction by Client - In general, the Adviser has full discretionary authority to exercise voting rights for Client accounts unless the Client has contractually reserved the obligation and right to vote proxies itself. The Adviser shall vote proxies in accordance with any resolutions or other instructions communicated to the Adviser by a Client or its representatives from time to time. The Adviser may accept directions from Clients to vote proxies in a manner which may result in their proxies being voted in a manner which is different from that which the Adviser might vote proxies of other Clients over which the Adviser has full discretionary authority. With respect to ERISA accounts, the Adviser will only accept instructions to the extent those instructions will not conflict with the best economic interests of plan participants and beneficiaries as determined by the Adviser in good faith.

(c)	Securities Held - The Adviser generally will vote proxies with respect to securities held by a Client as of the Record Date of the proxy.

(d)	Voting Restrictions - Nothing in these policies shall oblige the Adviser to exercise voting rights with respect to a security held by a Client if such exercise on behalf of the Client is restricted or prohibited by the terms of the security or by applicable law or otherwise.

3.	Proxy Administrator - The Adviser shall, from time to time, designate a person to monitor the implementation of, and compliance with, these proxy voting procedures, such person will be identified in Appendix B to these procedures. That person will be deemed the Proxy Administrator for purposes of these procedures.

4.	Conflicts of Interest - In some instances it is possible for a proxy voting decision to present a conflict of interest between the interest of Clients or their participants or beneficiaries, on the one hand, and those of the Adviser (or any entity controlling, controlled by or under common control with the Adviser), the portfolio managers or another Client (or a sought-after client) on the other hand.

In identifying all actual or potential conflicts of interest with respect to each proxy to be voted, the individual responsible for voting a proxy shall take steps reasonably designed to determine whether that individual, the Adviser (or any entity controlling, controlled by or under common control with the Adviser), or any officer of the Adviser (or any entity controlling, controlled by or under common control with the Adviser) has any business or personal interest or relationship with the company soliciting the proxy that might influence that individual or the Adviser to vote Client proxies in a manner that might not be in its Clients’ best interests, considering the nature of the Adviser’s business and its Clients, the company soliciting the proxy, the proxy proposal, and any other relevant circumstances.

If a potential or actual conflict of interest appears to be material (i.e., not so clearly immaterial or remote as to be unlikely to influence any determination made), in order to ensure a resolution of the material conflict in the best interest of the Client, that proxy will be reviewed and voted by one of the other individuals identified in Appendix B. If all possible reviewers are subject to a material conflict of interest or the Adviser as a whole is subject to a material conflict of interest, the proxy will be voted according to the recommendation of an independent third party, such as Institutional Shareholder Services (“ISS”).2

A material conflict of interest may exist in situations where, for example:

(a)	the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Adviser (or any entity controlling, controlled by or under common control with the Adviser) whose assets the Adviser actively manages;

(b)	the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual charged with voting the proxy, is being actively solicited to be a client of the Adviser (or any entity controlling, controlled by or under common control with the Adviser);

(c)	a client or a client-supported interest group actively supports a proxy proposal; or

(d)	the Adviser (or any entity controlling, controlled by or under common control with the Adviser) or an officer of the Adviser (or any entity controlling, controlled by or under common control with the Adviser) has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders—for example, where an officer of the Adviser (or any entity controlling, controlled by or under common control with the Adviser) has a spouse or other close relative who serves a director or executive of the company soliciting the proxy.

The Proxy Administrator will maintain records of any conflicts of interest identified and the steps taken to address the conflict of interest. In the event that it is necessary to rely on an independent third party recommendation, a record of any such recommendation will also be maintained.

5.	Receipt of Proxy Materials and Reconciliation - The Proxy Administrator shall take reasonable steps to ensure that proxy materials are received from the Client’s custodian, or any other appropriate person, in a timely manner. Additionally, the Proxy Administrator shall seek to reconcile on a regular basis all proxies received against holdings of all Client accounts over which the Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

[2]

Recommendations made by ISS are provided to an advisory affiliate of the Adviser, Westport Advisers, LLC (“WALLC”), under a contract between ISS and WALLC. The Adviser does not a contract with ISS, and will refer to ISS recommendations made available to WALLC when necessary due to a material conflict of interest.

6.	Voting Determinations - The Adviser shall, from time to time, designate one or more individuals, to be identified in Appendix B to these procedures, to determine how proxies will be voted on behalf of Clients.

7.	Additional Action - The individual responsible for voting a particular proxy may consider whether it is appropriate under the circumstances to have a discussion with corporate personnel and/or other concerned firms and organizations.

8.	Records - The Adviser shall, with respect to those Clients over which it has discretionary proxy voting authority, make and retain the following documentation:[3]

(i)	These proxy voting policies and procedures and any amendments to these policies and procedures made subsequent to the adoption of these proxy voting policies and procedures;

(ii)	A copy of each proxy statement it receives regarding Client securities;[4]

(iii)	A record of each vote cast by the Adviser (or its designee) on behalf of a Client;[5]

(iv)	A copy of any document created by the Adviser that was material to making a decision on voting Client securities or that memorializes the basis for that decision (including any documents related to conflict of interest determinations as discussed in paragraph 3 above);

(v)	A record of each written Client request for proxy voting information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any (written or oral) Client request for proxy voting information on how the Adviser voted proxies on behalf of the requesting Client; and

(vi)	Copies of all reconciliations of securities held in Client accounts and proxies voted.

[3]	See Rule 204-2(c)(2) of the Adviser’s Act.
[4]

The Adviser may satisfy this requirement by relying on a third party to make and retain on the Adviser’s behalf, a copy of a proxy statement (provided the Adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

[5]

The Adviser may satisfy this requirement by relying a third party to make and retain, on the Adviser’s behalf, a record of the vote cast (provided the Adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

All books and records required to be maintained hereunder shall be maintained and preserved in an easily accessible place for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

9.	Public Disclosures - Except to the extent required by applicable law or otherwise approved by the Adviser’s counsel, the Adviser will not disclose to third parties how it (or any third party on its behalf) voted a Client’s proxy or beneficial interest in a security.

10.	Client Disclosures - The Adviser will disclose to Clients how they can obtain information on how the Adviser caused their proxies to be voted. Upon a properly submitted request by an appropriately authorized individual, the Adviser shall report to a Client or its authorized representative information regarding how the Adviser voted such Client’s proxy or beneficial interest in the securities held. Additionally, the Adviser will describe its proxy voting procedures in Form ADV, and will, upon request, furnish a copy of these procedures to the requesting Client.

Dated: July 31, 2003

APPENDIX A

VOTING GUIDELINES

(as of July 31, 2003)

In order to apply the general policy noted above in a timely and consistent manner, the Adviser has established these voting guidelines which are consistent with the proxy voting procedures it has adopted. While not a comprehensive listing of every possible proxy proposal likely to be considered in the future, the following guidelines focus on a sample of matters where the Adviser has strong opinions on what positions would generally be in the best interests of Clients.

The voting guidelines contained in this Appendix A may be amended from time to time at the Adviser’s sole discretion. References to “shareholders” in this Appendix A refer to Clients in their capacity as shareholders of the company to which the proxy statement relates.

1.	Routine Corporate Administrative Items

The Adviser generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Adviser believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Adviser will normally vote with management’s recommendation include:

(a)	appointment or election of independent auditors, unless there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation’s financial position;

(b)	increases in authorized common or preferred shares (unless the amounts are excessive or management intends to use the additional authorized shares to implement a takeover defense, in which case the Adviser will analyze the proposal on a case-by-case basis); and

(c)	expansion of directors’ liability and indemnification coverage in the case when a director’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director’s legal expenses were covered.

2.	Special Interest Issues

While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Adviser believes that the burden of social responsibility rests with management. Because the Adviser’s primary responsibility in voting proxies is to provide for the greatest shareholder value, the Adviser is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Adviser will generally vote with management’s recommendation on issues such as:

(a)	restrictions on the marketing of controversial products;

(b)	restrictions on corporate political activities;

(c)	restrictions on charitable contributions;

(d)	restrictions on doing business with foreign countries; or

(e)	rotating the location of the annual meeting among various cities.

3.	Issues Having the Potential for Major Economic Impact

The Adviser believes that proxies should not be voted with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares. The Adviser believes the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Adviser believes have the potential for major adverse economic impact on shareholder value:

(a)	Executive Compensation Plans

Stock-based incentive plans and other management compensation plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders’ equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Adviser carefully reviews the estimated cost of a company’s stock-based incentive plan or other management compensation plan before making a case-by-case determination.

(b)	Defensive Strategies

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

(i)	create “blank check preferred” shares;

(ii)	classify or stagger the board of directors (which the Adviser is generally opposed to approving) or eliminate such classification or staggering (which the Adviser typically agrees should be eliminated); or

(iii)	establish or redeem “poison pills” that make it financially unattractive for a shareholder to purchase more than a small percentage of the company’s shares.

(c)	Business Combinations or Restructuring

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders.

(d)	Increases or Decreases in Common or Preferred Stock Outstanding

The Adviser analyzes these types of proposals on a case-by-case basis to determine their potential effect on shareholder value. The Adviser’s decision will be based on whether it believes the proposal is likely to enhance long-term economic value for shareholders.

APPENDIX B

(as of July 31, 2003)

INDIVIDUAL(S) RESPONSIBLE FOR VOTING PROXIES

Andrew J. Knuth

Edmund H. Nicklin, Jr.

Ronald H. Oliver

PROXY ADMINISTRATOR

Terry A. Wettergreen

APPENDIX I

Smith Group (or “SAMG”)

Statement of Policy and Procedures for Proxy Voting

5.4	Proxy Voting

For all ERISA accounts, SAMG as fiduciary is required to vote proxies unless the plan sponsor delegates the responsibility to another party. For non-ERISA accounts, the client directs who is to vote proxies in the contract.

SAMG has a written policy for the voting of proxies. SAMG believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process. This policy is designed to ensure that these ideals are effectively maintained in accordance with the client’s best interests.

Policies and Procedures

Voting Responsibility and Oversight – An advisory committee has been established by SAMG that consists of senior members of the management team as well as senior portfolio managers and the CCO. It is this committee’s responsibility to construct SAMG’s overall voting guidelines as well as the procedures in order to ensure compliance. SAMG has also identified a member of the committee as the proxy voting manager, whose duty it is to administer these procedures on an ongoing basis. The committee meets regularly to address ongoing issues and adapt guidelines to meet changes in the corporate governance environment.

Procedures – To ensure proper implementation of SAMG’s stated proxy guidelines, SAMG has adopted the following procedures for voting proxies.

•

For each client with which SAMG has stated proxy voting authority, as outlined in its advisory contract, the custodial bank or trustee has been instructed to forward proxy materials to SAMG’s designated voting delegate.

•

SAMG has contracted with a third party service provider to help with administrative functions such as collecting and sorting proxy materials. This relationship has been established to help SAMG with the administrative and research portion of its proxy voting responsibility.

•

Proxy items that do not fall under the stated guidelines set forth by SAMG are reviewed on a case-by-case basis by the proxy-voting manager and voted in the client’s best interest as determined by the proxy committee.

•	SAMG will make copies of its polices and procedures available to all of its clients upon request. Details on how a particular client’s proxies were voted are also available on request.

Conflicts of Interest – There may be certain situations that arise where SAMG’s interests potentially conflict with the interests of the client. These situations could include:

•	SAMG provides advisory services to public firms that the company also owns in its clients portfolio.

•	SAMG, its affiliates, and/or its employees have business or personal relationships with public firms that SAMG also holds in its client portfolios.

•	SAMG may be partially owned by a publicly traded company whose shares may also be held for its client’s portfolios.

If these situations arise and management is soliciting proxy votes, the following guidelines will be applied:

•	If the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines.

•

If the proxy item does not fall under the specified guidelines or have been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third party corporate governance consultant. The consultant has been contracted by the adviser to provide guidance on proxy items determined to be in the best interest of SAMG’s clients.

and regulations governing proxy voting.

APPENDIX J

Lord Abbett

Statement of Policy and Procedures for Proxy Voting

October 25, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)	Attending less than 75% of board and committee meetings without a valid excuse.

2)	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)	Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)	Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)	Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We also will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)	The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)	Management’s rationale for why the repricing is necessary.

3)	The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)	Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)	Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)	Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)	Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)	“Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•	Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•	No dead-hand or no-hand pills.

•	Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•	Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

APPENDIX K

Wellington Management

Statement of Policy and Procedures for Proxy Voting

Wellington Management Company, LLP

Global Proxy Policies and Procedures

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

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Wellington Management Company, LLP

Global Proxy Policies and Procedures

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8
Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

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Wellington Management Company, LLP

Global Proxy Policies and Procedures

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

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Wellington Management Company, LLP

Global Proxy Policies and Procedures

Proxy Voting

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•        Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•        Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•        Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

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Wellington Management Company, LLP

Global Proxy Policies and Procedures

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

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Wellington Management Company, LLP

Global Proxy Policies and Procedures

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

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APPENDIX L

Lazard

Statement of Policy and Procedures for Proxy Voting

PROXY VOTING POLICY OF

LAZARD ASSET MANAGEMENT LLC

A. Introduction

As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. General Administration

1. Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard’s international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard’s U.S. equity products, Mark Little, Director and

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European Portfolio Manager, and Melissa Cook, Managing Director and Lazard’s Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2. Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’s analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3. Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps

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will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Director and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

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•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have independent “key committees” or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•

For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•

Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

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•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

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•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•

Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

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6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E. Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. Conflicts of Interest

1. Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

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•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

a. Where Approved Guideline Is For or Against

Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is

February 2006

material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’s Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. Review of Policy

The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

February 2006

APPENDIX M

AllianceBernstein

Statement of Policy and Procedures for Proxy Voting

Proxy Voting Manual

AllianceBernstein L.P.	April 2007

ALLIANCEBERNSTEIN L.P.

Proxy Voting Manual

M-3	ii

M-4	iii

ALLIANCEBERNSTEIN L.P.

Proxy Voting Manual

I.	Introduction

As an investment adviser that exercises proxy voting authority over client securities, AllianceBernstein has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients’ best interests. To meet this obligation, we have adopted a Statement of Policies and Procedures for Proxy Voting (the “Proxy Voting Policy and Procedures”), which is a concise statement of our policies and procedures with respect to proxy voting.

This manual is consistent with that Statement of Policies and Procedures. It is applicable to all of AllianceBernstein L.P.’s investment management subsidiaries and investment services groups, including Growth Equities, Value Equities and Style Blend Equities (collectively “AllianceBernstein” “we” or “us”). It is applicable to voting the proxies of both U.S. and non-U.S. issuers. This manual is intended for use by those involved in the proxy voting decision making process and those responsible for the administration of proxy voting (“Proxy Voting Administrators”) in order to ensure that the Statement of Policies and Procedure is implemented consistently. The voting guidelines contained herein are intended to be responsive to the wide range of subjects that may have a significant effect on the value of the securities held in our clients’ accounts.

The Growth and Value groups have established their own proxy voting committees. While the policies contained in the Statement of Policies and Procedures and this manual apply to both groups, the proxy voting decisions are made within the appropriate investment discipline. Different investment philosophies may result in different conclusions being drawn regarding certain proposals and in turn may result in the two groups voting differently on the same proposal. Nevertheless, both groups always vote proxies with the goal of increasing the value of the securities in their client portfolios.

II.	Proxy Voting Committees

A.	Growth Committee

The Proxy Voting Committee for Growth Equities (the “Growth Committee”) consists of senior investment professionals and a member of the Legal and Compliance Department. It is the responsibility of the Growth Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines and to consider changes in policy. The Growth Committee will review the Proxy Voting Policy and Procedures and this manual no less than annually. In addition, the Growth Committee meets as necessary to address special situations. The Growth Committee may consult the portfolio managers in whose managed accounts the stock is held, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

B.	Value Committee

The Proxy Voting Committee for Value Equities (the “Value Committee”) consists of senior Bernstein investment professionals and a member of the Legal and Compliance Department. It is the responsibility of the Value Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to determine how to vote on proxy issues. The Value Committee will review the

Proxy Voting Policy and Procedures and this manual no less than annually. The Value Committee may consult with Bernstein Investment Policy Group members, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

III.	Conflicts of Interests

A.	Introduction

As a fiduciary we owe our clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us and insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics, as well as a Policy Statement on Ethics to meet these obligations. As part of this duty and as expressed throughout the Code and Statement on Ethics, AllianceBernstein places the interests of our clients first and attempts to avoid any actual or potential conflicts of interests.

AllianceBernstein recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interest and not the product of conflict.

B.	Adherence to Stated Proxy Voting Policies

Generally, all votes are cast in accordance with this policy1. In situations where our policy is case-by-case, this manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the appropriate proxy committee or his/her designee will make the voting decision in accordance with the basic principal of our policy to vote proxies with the intention of increasing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on ISS’s voting platform, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the proxy committees will receive a report of all such votes.

C.	Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committees or investment professionals involved in the decision-making process must disclose any potential conflict (including personal relationships) that they are aware of to the chairman of the appropriate proxy committee as well as any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If the Chairman of the Proxy Committee has a conflict of interest, he or she must also recuse themselves from the decision making process.

[1]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

D.	Confidential Voting

It is AllianceBernstein’s policy to support confidential voting. Employees are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the proxy committees; (ii) portfolio managers that hold the security in their managed accounts; and (iii) the research analyst(s) that covers the security. Members of the proxy committees, portfolio managers and research analysts are prohibited from disclosing our intended vote or how we have voted to anyone. However, upon a request from a client, the proxy committee or the Proxy Voting Administrators may disclose our vote to a client (or the client’s portfolio or administrative contact within the firm) that holds the security in their account. Also, subject to the approval of the appropriate proxy committee, we may from time to time participate in surveys conducted by shareholder groups or consultants.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the proxy committee may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent, or a shareholder group sponsoring a proposal must be reported to the chairman of the appropriate proxy committee if such contact was material to a decision to vote contrary to our stated policies. Routine administrative inquiries from proxy solicitors need not be reported.

E.	Potential Conflicts List

No less than annually, a list of companies whose proxy may pose a potential conflict of interests is compiled by the Legal and Compliance Department (the “Potential Conflicts List”) which includes companies and organizations that may have an interest in a proxy voting decision. This list includes:

•	Publicly Traded Clients from the Russell 3000 and the Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) + Canada Index

•	Publicly traded companies that distribute AllianceBernstein mutual funds

•	Bernstein Private[2] clients who are directors, officers or 10% shareholders of publicly traded companies

•	Companies whose retirement plans we administer

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly traded affiliated companies

•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest

•	Any other conflict of which the proxy committee becomes aware[3].

AllianceBernstein’s votes for all meetings on the Potential Conflicts List will be documented, applying the tests described in Section G.

[2]	Only private clients whose account exceeds a specified threshold, as determined by the proxy committees, will be included on the Potential Conflicts List
[3]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict

F.	Review of Third Party Research Services Conflicts of Interest

Because under certain circumstances we consider the recommendation of Institutional Shareholder Services (“ISS”) and Glass Lewis, the proxy committees will take reasonable steps to verify that ISS is in fact independent based on all of the relevant facts and circumstances. This includes reviewing ISS and Glass Lewis’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS and Glass Lewis (i) have the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

G.	Review of Proposed Votes

When we encounter a potential conflict we review our proposed vote using the following analysis to ensure that our voting decision is consistent with our clients’ best interests.

1.	If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

2.	If our proposed vote is contrary to our stated proxy voting policy but is also contrary to our client’s position, no further review is necessary.

3.	If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with our client’s recommendation, and is also consistent with the views of ISS or Glass Lewis, no further review is necessary.

4.	If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent our client’s recommendation and is contrary to the views of ISS and Glass Lewis, the vote will be presented to the Independent Mutual Fund Compliance Officer (ICO). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine whether the proposed vote is not reasonable, he may instruct AllianceBernstein to refer the votes back to the clients or take other actions as he deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

IV.	Research Services

AllianceBernstein subscribes to the corporate governance and proxy research services of ISS and Glass Lewis. All of our investment professionals have access to these resources.

For companies held in index strategies or other unmanaged assets, where a proposal is not covered by our policies, we may follow the vote recommendation of one of our third party research services.

V.	Client Reporting

Many AllianceBernstein clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to:

Mark R. Manley

Senior Vice President, Deputy General Counsel & Chief Compliance Officer

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

VI.	Rule 204-2 Recordkeeping

Pursuant to Rule 204-2, all of the records referenced below will be kept in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of AllianceBernstein.

A.	Proxy Voting Policies and Procedures

The Statement of Policies and Procedures shall be maintained in the Legal and Compliance Department and posted on our public internet site. Each location where proxy voting administration takes place shall maintain a copy of this manual.

B.	Proxy Statements Received Regarding Client Securities

For U.S. Securities4, AllianceBernstein relies on the Securities and Exchange Commission’s EDGAR system to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S., Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

C.	Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

D.	Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be retained in the Legal and Compliance Department. Responses to written and oral requests for information on how we voted their proxies will be kept in the Client Reporting Department.

E.	Documents Prepared by the Adviser Material to Voting Decisions

The proxy voting committees are responsible for maintaining documents prepared by the committee or any other AllianceBernstein employee that were material to the decision on how to vote. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the proxy committee.

VII.	Proxy Voting Procedures

A.	Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ US and non-US holdings.

[4]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

Issuers initially send proxy information to the custodians of our client accounts. AllianceBernstein instructs these custodian banks to direct proxy related materials to ISS’s offices. ISS provides AllianceBernstein with a proposed vote for each resolution. A Proxy Voting Administrator reviews the ballots via ISS’s web platform, Governance Analytics. Using Governance Analytics, the Proxy Voting Administrator indicates our acceptance of the proposed vote, or changes the vote in accordance with our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted via mail or fax.

B.	Proxies of certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent us from voting such proxies. For example, we may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Similarly, proxy materials for some non-US issues may not contain disclosure sufficient to arrive at a voting decision; in which cases we may abstain from voting. Other markets require us to provide local agents with power of attorney prior to implementing us voting instructions. Although it is our policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

C.	Loaned Securities

Many of our clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. Exhibit A

VIII.	PROXY VOTING GUIDELINES

Set forth below is AllianceBernstein’s proxy voting guidelines pertaining to specific issues. Proposals are generally voted in accordance with these guidelines; however, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders will be evaluated on a case-by-case basis, keeping in mind the objective of these guidelines which is to increase the value of the securities in our clients’ accounts.

These guidelines are divided into two sections: management and shareholder proposals. These guidelines are intended to provide an indication on how AllianceBernstein will respond to certain proxy voting issues. Where this policy indicates we will vote in favor of a management proposal on a given issue, we would in turn vote against a corresponding shareholder proposal (e.g. we will vote for management proposals to eliminate cumulative voting and vote against shareholder proposals to adopt it).

A.	MANAGEMENT PROPOSALS- BUSINESS / FINANCIAL ISSUES

1. Election of Directors	For

Unless there is a proxy contest for seats on the Board or if AllianceBernstein determines that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors.

AllianceBernstein believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes (or vote against in non-US markets) for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we will withhold votes for directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

While AllianceBernstein believes companies should have a majority of independent directors and independent key committees, absent compelling reasons to the contrary, we will not withhold votes for directors who meet the definition of independence of the exchange on which the company’s shares are traded. In addition, we will not withhold votes for directors because they serve on a number of boards of directors.

We may withhold votes for directors for poor compensation practices.

AllianceBernstein will consider the election of directors who are “bundled” on a single slate on a case by case based considering the amount of information available and an assessment of the group’s qualifications.

Controlled Company Exemption	Case-by-Case

NYSE listing standards provide that listed companies where 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Where a company was taken advantage of this

“controlled company” exemption we will not withhold votes for directors for failure to establish majority independent board of key committees directors provided that shareholders with a majority voting interest have a majority economic interest. Conversely, we will withhold votes from directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Voting for Director Nominees in a Contested Election	Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis considering, among other things, the following factors: the target company’s long-term financial performance relative to its industry; management’s track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took to influence management prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

2. Appointment of Auditors	For

AllianceBernstein believes that the company is in the best position to choose the accounting firm and will generally support management’s recommendation. While the Sarbanes-Oxley Act of 2002 has proscribed certain non-audit services by auditors, there are still many non-audit services that auditing firms are permitted to provide to a company. We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm and if there are any other reasons to question the independence of the firm’s auditors.

3. Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is a routine item and as such AllianceBernstein will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise.

4. Approval of Internal Statutory Auditors	For

Some markets (e.g. Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and AllianceBernstein will support management nominee provided that they meet the regulatory requirements for serving as statutory auditors. That said, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or there are other reasons to question the independence of the nominees.

5. Increase Authorized Common Stock	Case-by-Case

AllianceBernstein will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. We will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. Moreover, we would generally support the use of derivative instruments (e.g. put options and call options) as part of a share increase proposal absent any reason to the contrary.

Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholder approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20 percent of outstanding share capital. The authority typically lapses after one year. AllianceBernstein may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

6. Authorize Share Repurchase	For

We will generally support share repurchase proposals that are part of a well articulated and conceived capital strategy. We will assess proposals to give the Board unlimited discretion to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g. put options and call options) as part of a share repurchase plan absent any reason to the contrary.

7. Changes in Board Structure and
Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, AllianceBernstein generally votes in favor of such proposals.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit the management to establish the size of the board outside a specified range without shareholder approval.

8. Corporate Restructurings,
Merger Proposals and Spin-offs	Case-by-Case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. For AllianceBernstein accounts, the views of the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company are weighed heavily. For Bernstein, the Bernstein Proxy Voting Committee, in consultation appropriate Investment Policy Group and the research analyst, will determine how the proxy should be voted.

9. Considering Non-Financial Effects
of a Merger Proposal	Against

We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company’s shareholders, such as employees, consumers, business partners, and the communities in which the company is located. We expect that a company’s Board will act only in the best interest of its shareholders at all times.

10. Director Liability and Indemnification	Case-by-Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors liability insurance has prompted a number of states to adopt laws that reduce a director’s liability for a breach of the fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

Generally, AllianceBernstein will support indemnification provisions that are in accordance with state law. AllianceBernstein will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. We will oppose indemnification for gross negligence.

11. Limitations of Liability of External
Statutory Auditors	Case-by-Case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit. However, a vote by 3 percent or more of shareholder can nullify these limits. We will review such proposals on a case by case basis, considering whether such a provision is necessary to secure their appointment whether and it is clearly in shareholders interests.

12. Executive and Employee Compensation Plans	Case-by-Case

Executive and employee compensation plans (“Compensation Plans”) are designed to attract, hold and motivate good executives, employees and, increasingly, outside directors. However, some plans are excessively generous and reward only a small percentage of top executives.

Compensation Plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Additionally, they are a major corporate expense and therefore warrant careful study. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan to ensure that the plan properly aligns the long term interests of management and shareholders.

AllianceBernstein will review the proposed stock option plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not below market price on the date of grant, and an excessive percentage of the company’s shares are not granted but unexercised and/or reserved under other plans (commonly referred to as “overhang”).

Careful consideration is given to proposals that seek approval of plans where the dilution level of the proposed option plan, together with all other continuing plans, exceeds 10 to 20%. In addition, we will scrutinize closely Compensation Plans that permit granting in excess of 2% of the shares outstanding in a given year (commonly referred to as the “run rate”) and will look favorably on plans that specifically restrict annual grants to below this level. We may also evaluate a company’s run rate over the preceding three years, taking into account grants of options as well as restricted stock. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. We also consider other factors such as the company’s performance and industry practice.

AllianceBernstein will utilize outside proxy advisory services to assist in compiling the data relevant to our decision.

In some markets (e.g. Australia) compensation plans may permit vesting of compensation awards to be “retested” (i.e. measured against their performance benchmark) after a specified date. We will consider approval of such plans on a case-by-case basis, considering the specific terms of the plan, including the volatility of the industry and the number and duration of the retests.

Where disclosure relating to the details of employees or executive compensation plans are inadequate or provided without insufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate we may take other steps including raising the issue with the company directly.

13. Stock Splits	Case-by-Case

Companies often seek shareholder approval for stock splits in order to increase the liquidity of the common stock, by lowering the price, thereby making the stock more attractive to small investors. AllianceBernstein will generally vote in favor of stock split proposals.

14. Approve Remuneration Reports	Case-by-Case

In certain markets, (e.g. Australia and the United Kingdom), publicly traded issuers are required by law to submit for a non-binding shareholder vote the company’s Remuneration Report. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. AllianceBernstein will evaluate Remuneration Reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remunermation details in inadequate or the report it is not provided to shareholders with sufficient time prior to the meeting to consider its terms. In markets where remuneration reports are not required, we will vote against shareholder proposals asking the board to adopt a policy that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. This policy is based on our view that, absent compelling reasons to the contrary, the determination of the right amount and mix awards is best left to the board and its compensation committee, which can be held accountable for its decisions through the election of directors. Moreover, subjecting a particular company to this additional approval, when other companies in its industry are not, could place the company at a competitive disadvantage in attracting employees.

15. Approve Remuneration for Directors and Auditors	Case-by-Case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate we may take other steps including raising the issue with the company directly.

16. Approve Retirement Bonus for Directors	Case-by-Case

Retirement bonuses are normal practice in Japan. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing shareholders value.

B.	MANAGEMENT PROPOSALS-ANTI-TAKEOVER ISSUES

1. Blank Check Preferred Stock	Against

A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment device. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we will generally oppose this type of proposal.

2. Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, AllianceBernstein opposes the adoption of classified boards unless there is a justifiable financial reason or where an adequate sunset provision exists. However, where a classified board already exists, we will not withhold votes for directors who sit on such boards. We will withhold votes for directors that fail to implement shareholder approved proposals to declassify boards.

3. Fair Price Provisions	Case-by-Case

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two-tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

AllianceBernstein will consider fair price provisions on a case-by-case basis. We will vote against any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any fair price provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e. shares beneficially owned by individuals other than the acquiring party).

4. Limiting a Shareholder’s Right to
Call Special Meetings	Against

Companies contend that limitations upon the shareholders’ right to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

5. Limiting a Shareholder’s Right to
Act by Written Consent	Against

Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. AllianceBernstein believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6. Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, AllianceBernstein will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

7. Reincorporation	Case-by-Case

AllianceBernstein performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management’s stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation’s internal governance. Delaware is the state most often selected. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state’s anti-takeover statute.

Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. AllianceBernstein recognizes that such provisions can help facilitate the growth of a company’s non-US business and can potentially benefit shareholders when a company lowers its tax liability. When evaluating such proposals, AllianceBernstein considers factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences to shareholders as a result of the reincorporation.

8. Issuance of Stock with Unequal Voting Rights	Against

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover device. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. AllianceBernstein deems such plans unacceptable and in most instances will vote against these proposals. Similarly, we will support shareholder proposals that seek to eliminate dual class voting structures.

9. Elimination of Preemptive Rights	Case-by-Case

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes preemptive rights are an important shareholder right and therefore careful scrutiny must be given to management’s attempts to eliminate them. However, since preemptive rights can be prohibitively costly to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining the right.

10. Other Business	Against

Proposals such as this allow management to act on issues that shareholders may raise at the annual meeting. Since it is impossible to know what issues may be raised, AllianceBernstein will vote against such proposals.

C.	SHAREHOLDER PROPOSALS-CORPORATE GOVERNANCE ISSUES

1. Submit Company’s Shareholder Rights
Plan to Shareholder Vote	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impend takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.

AllianceBernstein will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. AllianceBernstein will evaluate on a case-by-case basis proposals to implement or eliminate a rights plan.

2. Implement Confidential Voting	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections — by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

AllianceBernstein supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

3. Adopt Cumulative Voting	Against

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

AllianceBernstein believes that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company. Therefore we will generally vote against such proposals, and for management proposals to eliminate it.

4. Anti-Greenmail Proposal	For

Greenmails, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the board’s ability to acquire blocks of the company’s stock at above-market prices.

AllianceBernstein will vote in favor of an anti-greenmail proposal provided the proposal has no other management initiated anti-takeover features.

5. Opt Out of State Anti-takeover Law	Case-by-Case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt-out resolutions argue that these anti-takeover laws grant the Board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers, but rather provide the Board with an opportunity to negotiate a better deal for all shareholders. Since each state’s anti-takeover laws are different, and must be considered in the totality of all of a company’s takeover defenses, AllianceBernstein reviews these proposals on a case-by-case basis.

6. Equal Access to the Proxy	For

These proposals ask companies to give shareholders equal access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as owners, shareholders should have access to the proxy materials. While SEC rules provide for the inclusion of shareholder resolutions in the proxy materials, there are a number of handicaps, such as the 500-word limit on a proponent’s written argument and limits on the subjects that can be addressed. By contrast, management ability to comment on shareholder proposals is unlimited.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Furthermore, it would be unworkable to open the proxy process, management argues, because of the large number of shareholders that might wish to comment and it would be impossible to screen out “nuisance” proposals.

AllianceBernstein supports resolutions calling for enhancement of shareholders’ ability to access proxy materials to ensure that proxy statements are written in a manner that allow for reasonable consideration by shareholders. However, we believe access should still be limited to discourage proposals put forward by shareholders who may have their own agenda or who otherwise do not have the best interests of all shareholders in mind.

7. Open Access to Proxy	Case-by-Case

In October 2003, the SEC proposed new rules that would, upon the occurrence of specific “triggering events”, give certain shareholders the ability to include their nominees for a company’s board in the proxy statement. Access to the proxy would be triggered if:

•	One or more directors receives withhold votes exceeding 35% of the votes cast; or

•	A shareholder proposal seeking access to the proxy is submitted by a shareholder (or group of shareholders) who hold at least 1% of the shares and the proposal is approved by a majority of votes cast.

Once access to the proxy is triggered, shareholders that own more than 5% of the company’s securities will be eligible to nominate a director nominee (or nominees depending on the size of the board). Nominating shareholders must intend to continue to hold these securities through the meeting at which the election of directors is held.

While this rule has not been adopted (and its future remains in question) shareholders may request that a company voluntarily submit to some type of open-access. AllianceBernstein will analyze such proposals on a case-by-case basis, considering, among other things, the proponent’s rationale for the proposal. At companies where we believe the proposal is appropriate, we will generally support proposals that are modeled after the SEC proposed rule, but only if the open access is triggered if one or more directors receives withhold votes for 50% or more (as opposed to 35%) of the votes cast. Further, we will oppose plans that require the nominating shareholder to intend to hold securities through the meeting at which the election of directors will be considered.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to nominate a director or take some other shareholder action. Similarly, we may receive other requests to join a voting block for purposes of influencing management. However, where the requesting party has a business relationship with AllianceBernstein (e.g. client), agreeing to such a request may pose a potential conflict of interest. Because as a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

As a matter of policy, AllianceBernstein will decline requests to be part of a group of shareholders for purposes of meeting the ownership requirements for nominating a director.

8 Submit Golden Parachutes/Severance Plans
to a Shareholder Vote	For

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. AllianceBernstein recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, we will support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus and that are triggered by a change in control to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis.

9. Submit Golden Parachutes/Severance Plans to a Shareholder
Vote Prior to being Negotiated by Management	Against

AllianceBernstein believes that in order to attract qualified employees companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we will oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

10. Disclose Executive and Director Pay	For

Generally, AllianceBernstein votes for shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In the U.S., the SEC has adopted rules to increase disclosure of executive and director compensation. Compliance with the new rules is required for proxy statements filed on or after December 15, 2006. For companies subject to these rules we will consider proposals seeking disclosure exceeding SEC regulations on a case-by-case, analyzing whether there are any relevant disclosure concerns.

11. Limit Executive Pay	Against

AllianceBernstein believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. We will vote against shareholder proposals to limit executive pay that we deem too restrictive.

12. Performance Based Stock Option Plans	Case-by-Case

Shareholder proposals such as these require a company to adopt a policy that all or a portion of future stock options granted to executives be performance based. Performance based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. While AllianceBernstein believes that management, within reason, should be given latitude in determining the mix and types of awards it offers, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance based, we will generally support proposals that require a portion of options granted to senior executives be performance based. However, since performance based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

13. Mandatory Holding Periods	Against

AllianceBernstein will vote against shareholder proposals asking companies to require a holding period after exercise for executive stock options.

14. Submit Option Repricing to a Shareholder Vote	For

Repricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, AllianceBernstein supports shareholder proposals to seek to require a company to submit option repricing to a shareholder vote.

15. Expensing Stock Options	For

AllianceBernstein recognizes that stock options have become a significant part of the compensation structure of many companies. Critics argue that since there is no uniform method of accounting for options, expensing them may distort a company’s income statement in comparison to its competitors that do not expense them. However, we believe that not expensing options may lead to a similar distortion as we view options as a large company expense. Accordingly, we will support shareholder proposals requiring companies to expense stock options.

16. Exclude Pension Income from
Performance Based Compensation	For

AllianceBernstein is aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we will support such proposals.

17. Majority of Independent[5] Directors	For

The Board of Directors has a duty to act in the best interest of shareholders at all times. AllianceBernstein believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, AllianceBernstein will support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), AllianceBernstein will support such proposals regardless of where the company is listed.

18. Majority of Independent Directors	For
on Key Committees

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, AllianceBernstein believes that the audit6 nominating and compensation committees should be composed of a majority of independent outside directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that require fully independent nominating and compensation committees), AllianceBernstein will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not withhold votes for inside directors that sit on these committees.

19. Separate Chairman and CEO	For

We believe that a combined chairman and CEO position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. Therefore, we will generally vote in favor of proposals to separate the two positions. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position.

Furthermore, for companies with smaller market capitalizations separate positions may not be practical. We will vote against proposals which require the position of chairman to be held by an independent director.

20. Separating Auditors and Consultants	Case-by-Case

We believe that a company serves its shareholders’ interest by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

AllianceBernstein will evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting auditors from performing other non-audit services or calling for the Board to adopt a policy to ensure auditor independence.

We will take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor.

[5]	The purposes of this manual, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[6]	Pursuant to the SEC rules, adopted as directed by the Sarbanes-Oxley Act 2002, as of October 31, 2004 US listed issuers must have fully independent audit committee.

21. Limit Term of Directorship	Against

Such proposals limit the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. AllianceBernstein believes that a director’s qualifications, not length of service, should be the only factor considered.

22. Stock Ownership Requirement	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. AllianceBernstein does not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we will oppose these proposals.

23. Pay Directors Only in Stock	Against

AllianceBernstein does not believe that share ownership is the only way for a director to align his or her interests with those of the shareholders. Further, we believe that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, we will oppose these proposals.

24. Require Two Candidates for Each Board Seat	Against

AllianceBernstein believes that proposals such as these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we will oppose these proposals.

25. Rotation of Locale for Annual Meeting	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. AllianceBernstein believes the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting.

26. Majority Votes for Directors	For

AllianceBernstein believes that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld. Although we recognize that there are potentially unanswered questions were a company to adopt a majority voting provision (e.g. how board vacancies would be filled in the event a director fails to obtain the required number of votes) we believe that majority voting provisions will lead to greater director accountability. Therefore, we will support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

27. Recovery of Performance Based Compensation	For

We generally support shareholder proposals requiring the Board to seek recovery of performance based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we will consider the adequacy of existing company clawback policy, if any.

28. Establish Other Board Committees	Against

We believe the board should have the discretion to establish committees it deems necessary to allow for an effective corporate structure. Therefore, we will vote against shareholder proposals asking for new committees to be established (which are often proposed to address specific shareholder issues) as they would potentially create unnecessary additional processes.

29. Reimbursement of Shareholder
Proposal Expenses	Against

Shareholder proposals such as these would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority votes cast. Generally, we will vote against these proposals.

D.	SHAREHOLDER PROPOSALS-SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

1.	Introduction

These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, except as noted below AllianceBernstein will assess these proposals on a case-by-case basis.

We recognize that the effect of certain polices on a company may be difficult to quantify, but nevertheless they do affect the company’s long term performance. Long term value creation is our overriding concern in these matters. We therefore consider the impact of these proposals on the future earnings of the company. AllianceBernstein will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value. Set forth below are recent examples of issues that we may be required to address.

2.	SOCIAL ISSUES

a. Tobacco

There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking.

b. Report on Workplace Diversity and/or Employment Policies

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area. We will give careful consideration to whatever policies are already in place at the company.

c. Amend EEO Statement to
Include a Reference to Sexual Orientation	For

We will vote in favor of proposals requiring a company to amend its Equal Opportunity Employment policies to specifically reference sexual orientation.

d. Sweatshops

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor. We will give careful consideration to whatever policies are already in place at the company.

e. Animal Testing

These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

f. Genetically Altered or Engineered Food

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals that could have immediate negative economic effects on the company.

g. Plant Closings

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

h. Bank Lending in Developing Countries

These shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan-loss reserves to cover possible losses, and that this is already reflected in the stock price. Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

i. Pharmaceutical Pricing

Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

3.	ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

a. The CERES Principles

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

b. Nuclear Waste Disposal

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

4.	POLITICAL ISSUES

a. Implement the MacBride Principles in Northern Ireland

The MacBride Principles aim to fight discriminatory anti-Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the Macbride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the “hassle factor” of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

b. Reports on Corporate and Subcontractor Operations in Northern Ireland

These proposals request that corporate Boards submit a report to shareholders outlining the company’s, or its subcontractors’, labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland’s religious tensions.

c. Military Issues

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision-making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

d. Reporting Political/Charitable Contributions

These shareholder resolutions typically ask for greater disclosure of charitable and political contributions. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

Shareholder proposals relating to charitable contributions often seek to require companies to report on or restrict charitable contributions. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets since the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill. They believe management is in the best position to determine which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

Proxy Voting Guideline Summary

Management Proposals – Business Financial Issues

	Issue	For	Against	Case-by-Case	Abstain
1.	Election of Directors	✓

1a.	Controlled Company Exemption			✓

1b.	Voting for Director Nominees in a Contested Election			✓

2	Appointment of Auditors	✓

3.	Approval of Financial Statements	✓

4.	Approval of Statutory Auditors	✓

5.	Increase Authorized Common Stock			✓

6.	Authorize Share Repurchase	✓

7.	Changes in Board Structure and Amending the Articles of Incorporation	✓

8.	Corporate Restructurings, Merger Proposals and Spin-offs			✓

9.	Considering Non-Financial Effects of a Merger Proposal		✓

10.	Director Liability and Indemnification			✓

11.	Limitation of Liability of External Statutory Auditors			✓

12.	Executive Compensation Plans			✓

13.	Stock Splits			✓

14.	Approve Remuneration Reports			✓

15.	Approve Remuneration for Directors and Auditors			✓

16.	Approve Retirement Bonus for Directors			✓

Management Proposals - Anti-Takeover Issues

	Issue	For	Against	Case-by-Case	Abstain
1.	Blank Check Preferred Stock		✓

2.	Classified Boards		✓

3.	Fair Price Provisions			✓

4.	Limiting a Shareholder’s Right to Call Special Meetings		✓

5.	Limiting a Shareholder’s Right to Act by Written Consent		✓

6.	Supermajority Vote Requirements		✓

7.	Reincorporation			✓

8.	Issuance of Stock with Unequal Voting Rights		✓

9.	Elimination of Preemptive Rights			✓

10.	Other Business		✓

Shareholder Proposals – Corporate Governance Issues

	Issue	For	Against	Case-by-Case	Abstain
1.	Submit a Shareholder Rights Plan to a Shareholder Vote	✓

2.	Implement Confidential Voting	✓

3.	Adopt Cumulative Voting		✓

4.	Anti-Greenmail Proposal	✓

5.	Opt out of State Anti-takeover law			✓

6.	Equal Access to Proxy	✓

7.	Open Access to Proxy			✓

8.	Submit Severance Plans (Golden Parachutes) to a Shareholder Vote	✓

9.	Submit Severance Plans (Golden Parachutes) and/or Employment Agreements to a Shareholder Vote Prior to being Negotiated by Management		✓

10.	Disclose Executive and Director Pay	✓

11.	Limit Executive Pay		✓

12.	Performance Based Stock Option Plans			✓

13.	Mandatory Holding Periods		✓

14.	Submit Option Reprising to a Shareholder Vote	✓

15.	Expensing Stock Options	✓

16.	Exclude Pension Income from Performance Based Compensation	✓

17.	Majority of Independent Directors	✓

18.	Majority of Independent Directors on Key Committees	✓

19.	Separate Chairman and CEO	✓

20.	Separating Auditors and Consultants			✓

21.	Limit Term of Directorships		✓

22.	Stock Ownership Requirement		✓

23.	Pay Directors Only in Stock		✓

24.	Require Two Candidates for Each Board Seat		✓

25.	Rotation of Locale for Annual Meeting		✓

26.	Majority Votes for Directors	✓

27.	Recovery of Performance Based Compensation	✓

28	Establish other Board Committees		✓

29	Reimbursement of Shareholder Proposal Expenses		✓

Shareholder Proposals – Social, Environmental and Political Issues

Except as noted below, AllianceBernstein votes on these proposals on a case-by-case basis. AllianceBernstein will vote against shareholder proposals that will cause the company to incur excessive or unnecessary expenses and may abstain from shareholder proposals that are unlikely to have any economic effect on company’s business or financial conditions.

		For	Against	Case-by-Case	Abstain
2c.	Amend EEO Statement to Include a Reference to Sexual Orientation	✓

Proxy Voting Conflict of Interest Form

Name of Security:

Date of Shareholder Meeting:	/ /

Short description of the conflict (client, mutual fund distributor, etc):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary. If no, please attach any documentation supporting the proxy voting decision.

List the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc):

3. Describe any substantive contact with any interested outside party and the proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision? Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, write “None” below:

4. Is our proposed vote is contrary to our client’s position?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

5. Is our proposed vote consistent with the views of Institutional Shareholder Services or Glass Lewis?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

If No:

Has the Independent Mutual Fund Compliance Officer determined whether the proposed vote is reasonable (by signing this form)?

☐ Yes ☐ No

If No, please explain and indicate what action has been, or will be taken:

Prepared by:

/ /	Date:

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Phillip Kirstein

Independent Mutual Fund Compliance Officer

/ /	Date:

Please return this completed form and all supporting documentation to Andrew Murphy in the 7 Legal and Compliance Department and keep a copy for your records.

APPENDIX N

Rexiter

Statement of Policy and Procedures for Proxy Voting

Proxy Voting Policy

Introduction

Rexiter Capital Management Limited (“Rexiter”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which Rexiter believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. Rexiter takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Rexiter has elected to delegate the management of the proxy voting process to its affiliate State Street Global Advisors (SSgA). Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee (Investment Committee). The SSgA Investment Committee reviews and approves amendments to the Rexiter Proxy Voting Policy and delegates authority to vote in accordance with this policy to the SSgA Funds Management, Inc. (“FM”) Proxy Review Committee, a subcommittee of the SSgA Investment Committee. Rexiter retains the final authority and responsibility for voting. In addition to voting proxies, Rexiter:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how Rexiter voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

Amended December 8, 2005	Page 1 of 12

Proxy Voting Policy

In order to facilitate our proxy voting process, FM (on behalf of Rexiter) retains Institutional Shareholder Services (“ISS”) a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

All proxies received on behalf of Rexiter clients are forwarded to SSgA’s proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to

Amended December 8, 2005	Page 2 of 12

Proxy Voting Policy

matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or the guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of Rexiter or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interests. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

Rexiter reviews proxies of non-US issuers in the context of these guidelines. However, Rexiter also endeavors to show sensitivity to local market practices when voting these proxies , which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. SSgA (on behalf of Rexiter) votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, SSgA will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, SSgA votes for the following ballot items:

Board of Directors

•

Elections of directors who(i) we determine to be adequately independent of management and (ii) who do not simultaneously serve on an unreasonable (as determined by SSgA) number of other boards (other than those affiliated with the issues). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

Amended December 8, 2005	Page 3 of 12

Proxy Voting Policy

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•

Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•

The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

Auditors

•

Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements auditor reports and allocation of income

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.
*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Amended December 8, 2005

Proxy Voting Policy

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific—ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of

Amended December 8, 2005

Proxy Voting Policy

the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•

Stock option plans which are incentive based and not excessive dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•

General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval

Other

•	Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders

Amended December 8, 2005

Proxy Voting Policy

(holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision

II. Generally, SSgA votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

Amended December 8, 2005

Proxy Voting Policy

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•	Capitalization changes that add “blank check” classes of stock(i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•

Shareholder rights plans that do not include shareholder redemption failure (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Amended December 8, 2005

Proxy Voting Policy

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

III. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at Rexiter agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to

Amended December 8, 2005

Proxy Voting Policy

enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through SSgA’s membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, Rexiter monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York—Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee as necessary.

As an active shareholder, Rexiter’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, Rexiter will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, Rexiter takes these potential conflicts very seriously. While Rexiter’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Rexiter’s potential conflict, there are a number of courses Rexiter may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of Reixter or its affiliates which are among the top 100 clients of Rexiter and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

Amended December 8, 2005

Proxy Voting Policy

When the matter falls clearly within the policies set forth above or the guidelines previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fal clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) Rexiter determines that voting in accordance with such policies or guidance is not in the best interest of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the predetermined policy is not being followed, Rexiter will employ the services of a third party, wholly independent of Rexiter, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain situations the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for Rexiter, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its clients. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Rexiter’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, Rexiter shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Rexiter’s office:

1)	Rexiter’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement Rexiter receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by Rexiter (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by Rexiter that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how Rexiter voted the client’s proxies.

Amended December 8, 2005

Proxy Voting Policy

Disclosure of Client Voting Information

Any Rexiter client who wishes to receive information on how their proxies were voted should contact:

Gavin MacLachlan

Rexiter Capital Management Limited

80 Cannon Street

London EC4N 6HL

Tel: (44) 20 7698 6404

Fax: (44) 20 7698 6410

E-mail: gmaclachlan@rexiter.com

Amended December 8, 2005

APPENDIX O

Loomis

Statement of Policy and Procedures for Proxy Voting

O-1

Proxy Voting Policy

and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

O-2

Proxy Voting Policy and Procedure Manual

CONTENTS

1	GENERAL	5
	Introduction
	General Guidelines
	Proxy Committee
	Conflicts of Interest
	Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10
	Director Nominees in Uncontested Elections
	Chairman and CEO are the Same Person
	Shareholder Ability to Remove Directors
	Annual Election of Directors
	Shareholder Ability to Alter the Size of the Board
	Independent Audit, Compensation and Nominating Committees
	Ratifying Auditors
	Cumulative Voting
	Majority Voting
	Fair Price Provisions
	White Squire Placements
	Equal Access
	Stock Distributions: Splits and Dividends
	Blank Check Preferred Authorization
	Adjustments to Par Value of Common Stock
	Share Repurchase Programs
	OBRA-Related Compensation Proposals
	Appraisal Rights
	Changing Corporate Name
	Confidential Voting
	Golden and Tin Parachutes

Loomis, Sayles & Company, L.P. August 2007	2
All Rights Reserved

O-3

Proxy Voting Policy and Procedure Manual

3	PROPOSALS USUALLY VOTED AGAINST	13
	Shareholder Ability to Remove Directors
	Staggered Director Elections
	Stock Ownership Requirements
	Term of Office
	Director and Officer Indemnification and Liability Protection
	Shareholder Ability to Call Special Meetings
	Shareholder Ability to Act by Written Consent
	Unequal Voting Rights
	Supermajority Shareholder Vote Requirements
	Charitable and Political Contributions
	Common Stock Authorization

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15
	Compensation Plans
	Stock Option Plans
	Employee Stock Ownership Plans
	401(k) Employee Benefit Plans

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5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16
Director Nominees in Contested Elections
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Tender Offer Defenses
Poison Pills
Greenmail
Bundled Proposals
Shareholder Advisory Committees
Preemptive Rights
Debt Restructurings
Shareholder Proposals to Limit Executive and Director
Pay State Takeover Statutes
Reincorporation Proposals
Mergers and Acquisitions
Corporate Restructuring
Spin-offs
Asset Sales
Liquidations
Environment and Social issues
Energy and Environment
Northern Ireland
Military Business
Maquiladora Standards and International Operations Policies
Third World Debt Crisis
Equal Employment Opportunity and Discrimination
Animal Rights
Product Integrity and Marketing
Human Resource Issues
Election of Mutual Fund Trustees
Mutual Fund Investment Advisory Agreement
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Distribution Agreements

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1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, absent instructions from the client or their representative to the contrary, it does not have voting authority over such client’s account(s). Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients,

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Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy

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Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position

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at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a

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different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its predetermined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

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E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

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Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1 or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

Cumulative Voting: Vote for proposals to permit cumulative voting.

Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

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B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

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B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

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B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

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Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

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401(k) Employee Benefit Plans; Vote for proposals to implement a 401(k) savings plan for employees.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

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Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including

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control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

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Energy and Environment: Proposals that request companies to file the CERES Principles.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Military Business: Proposals on defense issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Third World Debt Crisis: Proposals dealing with third world debt.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Animal Rights: Proposals that deal with animal rights.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Human Resources Issues: Proposals regarding human resources issues.

Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

Mutual Fund investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

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Mutual Fund Fundamental investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

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THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED April 1, 2008

You can obtain a free copy of the Prospectus of Managers Money Market Fund (the “Fund”) dated April 1, 2008 by calling the Fund at (800) 835-3879. The Prospectus provides the basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund’s Prospectus dated April 1, 2008.

The Financial Statements of the Fund, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended November 30, 2007 and for the period December 1, 2007 through December 31, 2007 are included in the Fund’s Annual Reports for the fiscal year ended November 30, 2007 and for the period December 1, 2007 through December 31, 2007 and are incorporated by reference into this Statement of Additional Information (meaning legally part of this Statement of Additional Information). The Annual Reports are available without charge by calling the Fund at (800) 835-3879 or by visiting the Fund’s website at www.managersinvest.com.

The Fund currently invests all of its investable assets in the Capital Class Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”), a series of JPMorgan Trust II (Securities Act File No. 002-95973, Investment Company Act File No. 811-04236). The Financial Statements of the Portfolio, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended February 28, 2007 included in the Portfolio’s Annual Report for the fiscal year ended February 28, 2007, the Financial Statements of the Portfolio for the period from March 1, 2007 through August 31, 2007 included in the Portfolio’s Semi-Annual Report for the period from March 1, 2007 through August 31, 2007, and the information regarding the Trustees of the Portfolio, which is included in the Portfolio’s current Statement of Additional Information, are incorporated by reference into this Statement of Additional Information. You may request a copy of the aforementioned annual and semi-annual reports or Statement of Additional Information at no charge by calling Managers Investment Group LLC (the “Investment Manager”) at (800) 835-3879.

2

GENERAL INFORMATION

This Statement of Additional Information relates only to Managers Money Market Fund (the “Fund”). The Fund is a series of shares of beneficial interest of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust and the Fund are part of the Managers family of funds, which consists of 32 open-end mutual funds in the Trust, Managers Trust I, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on November 23, 1987.

This Statement of Additional Information describes the financial history, management and operation of the Fund, as well as the Fund’s investment objectives and policies. It should be read in conjunction with the Fund’s current Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Fund invests all of its investable assets in the Capital Class Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”). The Portfolio is a series of JPMorgan Trust II, a statutory trust organized under the laws of the State of Delaware. The investment advisor of the Portfolio is JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”).

Investments in the Fund are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVES AND POLICIES

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve the objective as stated in its current Prospectus. The Portfolio is an open-end, diversified management investment company having substantially the same investment objective and policies as the Fund.

The Fund is designed for investors who seek to maximize current income consistent with the preservation of capital and same day liquidity. The Fund seeks to achieve this objective by investing all of its investable assets in the Portfolio.

The Portfolio’s investment objective is to seek current income with liquidity and stability of principal. The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months.

Investment Techniques and Associated Risks

The following are descriptions of the types of money market instruments that may be purchased by the Portfolio. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. The Fund or the Portfolio reserve the right, without notice, to make any investment or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions of the Fund” and “Fundamental Investment Restrictions of the Portfolio.” Also see “Quality and Diversification Requirements of the Portfolio.”

(1) U.S. Treasury Securities. The Portfolio may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

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Additional U.S. Government Securities. The Portfolio may invest in obligations issued or guaranteed by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency guaranteeing or issuing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitments. The securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(2) Foreign Government Obligations. The Portfolio, subject to its applicable investment policies, may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities must be denominated in U.S. Dollars. An investment in foreign sovereign obligations involves special risks not present in corporate debt obligations. The issuer of the obligation or the governmental authorities that control the repayment thereof may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of the obligation may be more volatile than prices of U.S. obligations. The foreign government’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the foreign government’s policy toward principal international lenders, and local political constraints. Foreign governments may also be dependent on expected disbursements from other foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a foreign government to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the foreign government, which may further impair such foreign government’s ability or willingness to service its obligations.

(3) Bank Obligations. The Portfolio, unless otherwise noted, may invest in negotiable certificates of deposit, time deposits and bankers’ acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under laws of the United States or any state; (ii) foreign branches of these banks or of foreign banks of equivalent size; and (iii) U.S. branches of foreign banks of equivalent size. The Portfolio will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Portfolio does maintain demand deposits at its affiliated custodian, JPMorgan Chase Bank, N.A. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the Asian Investment Bank, the Inter-American Development Bank, or the World Bank).

Commercial Paper. The Portfolio may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Portfolio may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio’s quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Advisor to whom such affiliate, in its capacity as a commercial bank, has made a loan.

Although commercial paper is generally unsecured, the Portfolio may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, the Portfolio may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Portfolio would take steps to dispose of such securities or investments in a commercially reasonable manner.

Asset-Backed Securities. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Portfolio

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may invest are subject to the Portfolio’s overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Furthermore, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, the Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, the Portfolio may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor’s credit guidelines. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a collateralized loan of money by the Portfolio to the seller. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolio’s restrictions on purchases of illiquid securities.

The Portfolio will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolio in the agreement plus accrued interest, and the Portfolio will make payment for such securities only upon the physical delivery or upon evidence of book entry transfer to the account of the custodian of the Portfolio. The Portfolio may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite nationally recognized statistical rating organizations (“NRSROs”). For these repurchase agreement transactions, the Portfolio would look to the counterparty, and not the collateral for determining such diversification. If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Portfolio may be delayed or limited. The Portfolio may also engage in repurchase agreement transactions that are collateralized by equity securities, debt securities, loan participations, or other securities including securities that are rated below investment grade or unrated securities of comparable quality.

(4) Foreign Securities. The Portfolio may invest in foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.

Investors should realize that the value of the Portfolio’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

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(5) Municipal Obligations. The Portfolio may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. High quality instruments may produce a lower yield than would be available from less highly rated instruments.

Municipal Bonds. The Portfolio may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and by their political subdivisions, and by duly constituted authorities and corporations. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations. These municipal bonds and notes may be taxable securities; in any case, the Fund expects that its shareholders will be subject to federal, state, and local tax on the income generated from these instruments.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

(6) When-Issued Securities and Forward Commitments. The Portfolio may purchase securities on a “when-issued” and forward commitment basis. When the Portfolio agrees to purchase securities on this basis, the Portfolio will earmark and reserve Portfolio assets, in cash or liquid securities, in an amount at least equal to such commitments. In addition, the Portfolio may be required subsequently to earmark and reserve additional assets in order to assure that the value of the account remains equal to the amount of the Portfolio’s commitment. The Portfolio may purchase securities on a when-issued basis when deemed by JPMIA to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Portfolio generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. In addition, when the Portfolio engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Portfolio makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of the Portfolio’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities

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reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Portfolio’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the Portfolio. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Limitations on the Use of When-Issued Securities and Forward Commitments. The Portfolio does not intend to purchase “when-issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because the Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio’s liquidity and the ability of JPMIA to manage the Portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of the Portfolio’s total assets. The Portfolio may dispose of a when-issued security or forward commitment prior to settlement if JPMIA deems it appropriate to do so.

(7) Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (e.g., the Portfolio). As a shareholder of another investment company, the Fund or the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or the Portfolio bears directly in connection with its operations. JPMIA will waive its fee attributable to the assets of the Portfolio invested in another money market fund of JPMorgan Trust II and in other funds advised by JPMIA or its affiliates.

(8) Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio and, therefore, a form of leverage. Leverage may cause any gains or losses for the Portfolio to be magnified. The Portfolio will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Portfolio will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Portfolio will earmark and reserve Portfolio assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33% of the Portfolio’s total assets.

(9) Securities Lending. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33 1/3% of the value of its total assets. The Portfolio may lend its securities if such loans are secured continuously by collateral equal at all times to at least 100% of the market value of the securities loaned, plus accrued interest. Typically, such collateral will consist of cash, but, to the extent permitted in the Securities Lending Agreement approved by the Portfolio’s Board of Trustees, may include U.S. government securities or letters of credit. While such securities are on loan, the borrower will pay the Portfolio any income

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accruing thereon. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. There are no limits on the number of borrowers the Portfolio may use and the Portfolio may lend securities to only one or a small group of borrowers. Loans are subject to termination by the Portfolio or the borrower at any time, and are therefore not considered to be illiquid investments.

(10) Structured Products. The Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Portfolio is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Portfolio’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purpose of the Portfolio’s fundamental investment limitation related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Portfolio’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there may be no active trading market for structured products.

(11) Demand Features. The Portfolio may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Portfolio. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Portfolio expects that it will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

Under a “Stand-by Commitment,” a dealer would agree to purchase, at the Portfolio’s option, specified securities at a specified price. The Portfolio will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may

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also be referred to as put options. The Portfolio will generally limit its investments in stand-by commitments to 25% of its total assets. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Portfolio to meet redemption requests and remain as fully invested as possible.

(12) Variable and Floating Rate Instruments. Certain obligations purchased by the Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

The Portfolio may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. The Portfolio may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Portfolio will be determined by JPMIA to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Portfolio’s investment policies. In making such determinations, JPMIA will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Portfolio. The absence of such an active secondary market could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. The Portfolio may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Portfolio’s assets at a favorable rate of return.

Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same Portfolio quality restrictions as commercial paper. JPMIA will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

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With respect to the Portfolio, variable or floating rate instruments with stated maturities of more than 397 days may, under the Securities and Exchange Commission’s (“SEC”) amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

(1) Adjustable Rate Government Securities. A Government security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government security which is a floating rate security shall be deemed to have a remaining maturity of one day.

(2) Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5) Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where the Portfolio is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 10% of the Portfolio’s net assets only if such instruments are subject to a demand feature that will permit the Portfolio to demand payment of the principal within seven days after demand by the Portfolio. There is no limit on the extent to which the Portfolio may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with JPMIA’s liquidity determination procedures. If not rated, such instruments must be found by JPMIA to be of comparable quality to instruments in which the Portfolio may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

(13) Tender Option Floating or Variable Rate Certificates. The Portfolio may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolio, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

(14) Zero Coupon and Stripped Obligations. The Portfolio may invest in stripped obligations. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer

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than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The Portfolio may also invest in zero coupon obligations. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code, as amended (the “Code”), investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

(15) Custodial Receipts. The Portfolio may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U. S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

(16) Funding Agreements. The Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser. Funding agreements generally will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there generally is no active secondary market for these investments, a funding agreement may be deemed to be illiquid. The Portfolio may not acquire illiquid holdings if, as a result thereof, more than 10% of the Portfolio’s net assets would be in illiquid investments.

(17) Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Portfolio may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus. The Portfolio may not acquire illiquid holdings if, as a result thereof, more than 10% of the Portfolio’s net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”) and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Portfolio’s Trustees. The Portfolio’s Trustees will monitor the Advisor’s implementation of these guidelines on a periodic basis.

As to illiquid investments, the Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value

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of the Portfolio’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

(18) Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Portfolio may enter into lending agreements (“Interfund Lending Agreements”) under which the Portfolio would lend money and borrow money for temporary purposes directly to and from other series representing separate investment funds or portfolios of JPMorgan Trust I, JPMorgan Trust II, J.P. Morgan Mutual Fund Group, J.P. Morgan Mutual Fund Investment Trust, and J.P. Morgan Fleming Mutual Fund Group (the “JPMorgan Funds”) through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. The Portfolio may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If the Portfolio has outstanding borrowings, any Interfund Loans to the Portfolio (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Portfolio, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the Portfolio.

The Portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Portfolio has a secured loan outstanding from any other lender, including but not limited to another fund, the Portfolio’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Portfolio’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Portfolio may borrow through the credit facility on a secured basis only. The Portfolio may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

The Portfolio may not lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the Portfolio’s net assets at the time of the loan. The Portfolio’s Interfund Loans to any one fund shall not exceed 5% of the Portfolio’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Portfolio borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Portfolio may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional borrowing costs.

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(19) Mortgage-Related Securities. Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as Ginnie Mae;

•	government-related organizations such as Fannie Mae and Freddie Mac; and

•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies.)

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Portfolio does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

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Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the

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volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Portfolio may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Portfolio may invest will not include residual interest.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Portfolio may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. JPMIA will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Risk Factors of Mortgage-Related Securities.

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If the Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the

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Portfolio. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Portfolio will receive when these amounts are reinvested.

Market Value. The market value of the Portfolio’s adjustable rate mortgage-backed securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate mortgage-backed securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate mortgage-backed securities have less potential for capital appreciation than fixed rate mortgage-backed securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate mortgage-backed securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Portfolio’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the mortgage-backed securities in which the Portfolio invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

(20) Debt Instruments - Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

(21) Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans (“Loans”). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions (“Lenders”). Generally, the Portfolio invests in Loans by purchasing Loan participations (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties.

Typically, the Portfolio will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, the Portfolio has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Loan Participations and Assignments include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit linked deposit account for the purpose of funding a letter of credit to the borrower. When the Portfolio invests in a synthetic letter of credit, the Portfolio is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Portfolio acquiring direct rights against the Borrower.

Limitations on Investments in Loan Participations and Assignments. Loan Participations and Assignments may be illiquid. As a result, the Portfolio will invest no more than 10% of its net assets in these investments. If a government entity is a borrower on a Loan, the Portfolio will consider the government to be the issuer of a Participation or Assignment for purposes of the Portfolio’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it would have to assign such securities to a third party. Given that there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities when valuing the Portfolio’s securities and calculating its net asset value.

Quality and Diversification Requirements for the Portfolio

The Portfolio intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Portfolio may invest only in obligations determined by the Advisor to present minimal credit risks under guidelines adopted by the JPMorgan Trust II’s Board of Trustees.

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At the time the Portfolio acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short- term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Portfolio may also purchase obligations that are not rated, but are determined by the Advisor, based on procedures adopted by the Portfolio’s Trustees, to be of comparable quality to those rated first or second tier securities. The Portfolio may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

The percentage limitations contained in the Portfolio’s restrictions apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Portfolio’s prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Portfolio will not be considered a violation. If the value of the Portfolio’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Portfolio’s Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (unless the securities are first tier securities as defined above).

Under the guidelines adopted by JPMorgan Trust II’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, JPMIA may be required to promptly dispose of an obligation held by the Portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

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A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

Disclosure of the Fund’s Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the Fund. The Fund will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on the Fund’s Website. The Chief Compliance Officer of the Fund may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Fund that the disclosures are in the best interests of shareholders of the Fund and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of shareholders of the Fund in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Fund: the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Fund (Ropes & Gray LLP) or counsel to the Fund’s independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the custodian. Disclosures of portfolio holdings information will be made to the Fund’s independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Fund or counsel to the Fund’s independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Fund’s operations. In addition, the Fund provides portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Fund discloses non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, and also provides current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Fundamental Investment Restrictions of the Fund

The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding

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voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund:

(1) May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act;

(2) May not purchase any security which could cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments;

(3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(4) May not borrow money, except to the extent permitted by applicable law;

(5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities may be deemed an underwriter within the meaning of the 1933 Act.

(6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

(7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling or entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Restrictions of the Fund

The following investment restrictions are not “fundamental” policies of the Fund and may be changed without shareholder approval.

The Fund may not:

(1) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio’s total assets would be in investments which are illiquid;

(2) Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

(3) Acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

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(4) Borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund will not purchase securities while borrowings exceed 5% of the Fund’s total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of Fund securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

Fundamental Investment Restrictions of the Portfolio

The Portfolio has adopted the following investment restrictions which may not be changed without approval by the Trustees of the Portfolio and a “majority of the outstanding shares” of the Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a the Portfolio.

The Portfolio may not:

(1) Purchase the securities of any issuer, if as a result, the Portfolio would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) Purchase securities on margin or sell securities short.

(3) Underwrite the securities of other issuers except to the extent that the Portfolio may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(4) Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5) Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

(6) Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(8) Issue senior securities except with respect to any permissible borrowings.

(9) Purchase or sell real estate.

(10) Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; this limitation does not apply to securities issued by companies in the financial services industry; wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone

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will each be considered a separate industry.) This limitation shall not apply to municipal securities or governmental guarantees of municipal securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

(11) Make loans, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Non-Fundamental Investment Restrictions of the Portfolio

In addition, the Portfolio is subject to the following non-fundamental investment restrictions, which may be changed by the Portfolio’s Board of Trustees without shareholder approval:

(1) For purposes of the Portfolio’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

(2) The Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate 10% of the Portfolio’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(3) The Portfolio may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4) Although not a matter controlled by its fundamental investment restrictions, so long as its shares are registered under the securities laws of the State of Texas, the Portfolio will: (i) limit its investments in other investment companies to no more than 10% of the Portfolio’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed 0.25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

TRUSTEES AND OFFICERS

Trustees of the Portfolio

Information regarding the Trustees of JPMorgan Trust II is set forth in the Portfolio’s current Statement of Additional Information. Such information regarding the Trustees of the JPMorgan Trust II is incorporated herein by reference. You may request a copy of the Portfolio’s Statement of Additional Information at no charge by calling the Investment Manager at (800) 835-3879.

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Trustees and Officers of the Trust

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	32	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999, Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier, LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Steven J. Paggioli DOB: 4/3/50	Trustee since 1993	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	32	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 1987	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).	32	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Interested Trustees

The Trustees shown in the table below are each an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. Mr. Dalton is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
John H. Streur DOB: 2/6/60	Trustee since 2008 President since 2008	Senior Managing Partner, Managers Investment Group LLC (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).	32	None

Nathaniel Dalton DOB: 9/29/66	Trustee since 2008	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc. (2006-Present); Executive Vice President, Affiliated Managers Group, Inc. (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001).	32	None

*	The Managers Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007 Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004); and Secretary, The Managers Funds (1997-2004)

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Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

Trustee Share Ownership

	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2007
Independent Trustees:
Jack W. Aber	$50,001-$100,000	Over $100,000
William E. Chapman, II	$1-$10,000	Over $100,000
Edward J. Kaier	Over $100,000	Over $100,000
Steven J. Paggioli	None	Over $100,000
Eric Rakowski	Over $100,000	Over $100,000
Thomas R. Schneeweis	$10,001-$50,000	Over $100,000

Interested Trustees:
John H. Streur	None	Over $100,000
Nathaniel Dalton	None	Over $100,000

*	The Family of Investment Companies consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, CT 06854. The Governance Committee met four times during the most recent fiscal year.

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Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex, for the period January 1, 2007 to December 31, 2007, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$905	$78,500
William E. Chapman, II(c)	$1,048	$91,000
Edward J. Kaier(d)	$944	$82,000
Steven J. Paggioli	$905	$78,500
Eric Rakowski	$905	$78,500
Thomas R. Schneeweis	$862	$74,500

Interested Trustees:
John H. Streur	None	None
Nathaniel Dalton	None	None

(a)	Compensation is calculated for the period January 1, 2007 to December 31, 2007. The Fund does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending December 31, 2007 for services as Trustees of the Managers Fund Complex, which, as of December 31, 2007, consisted of 32 funds in the Trust, Managers AMG Funds, Managers Trust I and Managers Trust II.

(c)	Mr. Chapman receives an additional $15,000 annually for being the Independent Chairman, which is reflected in the chart above.

(d)	Mr. Kaier receives an additional $5,000 annually for serving as Audit Committee Chairman, which is reflected in the chart above.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of March 3, 2008, the Investment Manager “controlled” (within the meaning of the 1940 Act) the Fund. An entity or person which “controls” the Fund could have effective voting control over the Fund.

Principal Holders of Securities

As of March 3, 2008, the following persons or entities beneficially owned more than 5% of the outstanding shares of the Fund:

Name and Address	Percent Owned
Managers Investment Group LLC	12.0%
Norwalk, Connecticut 06854-1631

Stephen D. Bechtel Jr. Trustee	10.3%
San Francisco, California 94119-3809

The Trust did not know of any other person who, as of March 3, 2008, owned 5% or more of the Fund’s shares.

Management Ownership

As of March 3, 2008, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

MANAGEMENT OF THE FUND AND THE PORTFOLIO

Investment Advisor of the Portfolio

The Portfolio’s investment advisor is JPMIA, an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JP Morgan Chase”) and a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMorgan Chase, through the Advisor and other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients. JPMIA represents a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the applicable Trusts (formerly, The One Group and the Helmsman Funds) since 1985. Subject to the supervision of a Trust’s Board of Trustees, JPMIA provides or will cause to be provided a continuous investment program for certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in those Funds.

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The Portfolio is managed by employees of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase.

The Portfolio Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually. The Portfolio Advisory Agreement may be terminated at any time on 60 days’ written notice without penalty by the Portfolio’s Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by the Portfolio’s Advisor as the case may be. The Portfolio Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Compensation of Investment Advisor

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.08% of the Portfolio’s average daily net assets of the Capital Class Shares of the Portfolio. As a shareholder of Capital Class Shares of the Portfolio, the Fund bears its proportionate share of this fee.

The net fees paid by the Portfolio for investment advisory services were as follows (dollar amounts in thousands): for the fiscal year ended June 30, 2005: $20,048; for the fiscal year ended February 28, 2006: $6,085; and for the fiscal year ended February 28, 2007: $8,067. The Advisor waived investment advisory fees of $1,176 (dollar amount in thousands) for the fiscal year ended June 30, 2005. The Advisor did not waive investment advisory fees for the fiscal years ended February 28, 2006 and February 28, 2007.

Proxy Voting Policies and Procedures

The Fund will be entitled to vote proxies as a shareholder of the Portfolio with respect to any meeting of the Portfolio’s shareholders. In general, the Fund will vote its shares in the Portfolio in proportion to the votes of other shareholders of the Portfolio. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 835-3879; and (ii) on the SEC’s website at http://www.sec.gov.

With respect to the Portfolio, the Board of Trustees of JPMorgan Trust II has delegated to JPMIA proxy voting authority with respect to the Portfolio’s portfolio securities. Most of the securities in which the Portfolio invests, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Portfolio, the Board of Trustees of JPMorgan Trust II has adopted JPMIA’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIA has encountered globally, based on many years of collective investment management experience.

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JPMIA is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIA will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIA has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIA has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Portfolio on the one hand, and the Portfolio’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Portfolio. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIA will vote the proxy. In addressing any material conflict, JPMIA may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIA personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

JPMIA considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

JPMIA votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIA also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

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•	JPMIA votes against proposals for a super-majority vote to approve a merger.

•

JPMIA considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

JPMIA votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIA generally considers other management compensation proposals on a case-by-case basis.

•

JPMIA also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be on file with the SEC and available on the Portfolio’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov no later than August 31.

Administrative Services for the Portfolio

The Portfolio has entered into an Administration Agreement (the “Portfolio Administration Agreement”) with JPMorgan Funds Management, Inc. (“JPMFM”), pursuant to which JPMFM is responsible for certain administrative and related services provided to the Portfolio. The Portfolio Administration Agreement may be terminated at any time, without penalty, by the Portfolio’s Trustees or JPMFM, in each case on not more than 60 days’ written notice to the other party.

Under the Portfolio Administration Agreement, the Portfolio has agreed to pay JPMFM fees equal to the Portfolio’s allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio and other money market funds within the JPMorgan Funds Complex in accordance with the following annual schedule: 0.10% of the first $100 billion of the money market funds’ aggregate average daily net assets and 0.05% of their aggregate average daily net assets in excess of $100 billion. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the money market funds within the JPMorgan Funds Complex. JPMFM, JPMIA and JPMorgan Distribution Services, Inc. (“JPMDS”), the distributor for the Portfolio, have contractually agreed through June 30, 2008 to reimburse the Portfolio to the extent that total annual operating expenses of the Capital Class Shares of the Portfolio (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Portfolio’s Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets of the Capital Class Shares.

The net fees paid by the Portfolio to JPMFM for administrative services were as follows (dollar amounts in thousands): for the fiscal year ended June 30, 2005: $10,309; for the fiscal year ended February 28, 2006: $3,836; and for the fiscal year ended February 28, 2007: $5,732. JPMFM waived administrative fees as follows (dollar amounts in thousands): for the fiscal year ended June 30, 2005: $1,393; for the fiscal year ended February 28, 2006: $2,557; and for the fiscal year ended February 28, 2007: $2,629.

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The Investment Manager, on behalf of the Fund, has entered into an Administrative Services Agreement with JPMDS, pursuant to which JPMDS compensates the Investment Manager for administrative, shareholder and other services that the Investment Manager provides to the Fund’s shareholders, which would otherwise need to be provided by the Portfolio if the Fund’s shareholders were to hold shares of the Portfolio directly. JPMDS pays the Investment Manager at an annual rate of 0.05% of the Fund’s assets invested in the Portfolio. The Investment Manager, in turn, waives a portion of the administrative fee charged to the Fund under the Fund Administration Agreement, as described below, in an amount equal to the compensation the Investment Manager receives from JPMDS under the Administrative Services Agreement.

Administrative and Distribution Services for the Fund

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of the Trust and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder servicing. For these services, the Fund is required to pay the Fund Administrator 0.15% of the Fund’s average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator.

The fees paid by the Fund to the Fund Administrator for administrative services were as follows: for the fiscal year ended November 30, 2005: $46,954; for the fiscal year ended November 30, 2006: $51,448; for the fiscal year ended November 30, 2007: $154,574; and for the period December 1, 2007 through December 31, 2007: $12,107.

MDI, a wholly-owned subsidiary of the Investment Manager, serves as the distributor of the Fund. The Investment Manager is an indirect, independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), and AMG serves as its Managing Member. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. MDI bears certain expenses associated with the distribution and sale of shares of the Fund. MDI acts as agent in arranging for the sale of the Fund’s shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement (the “Distribution Agreement”) between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually so long as continuation is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act). MDI is not obligated to sell any specific amount of shares of any Fund.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Other Expenses

In addition to the fees described above, the Portfolio is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Portfolio’s Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, custodian fees and brokerage expenses.

Fee Waivers and Expense Limitations

From time to time, the Fund Administrator may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from the Fund. The Fund Administrator may decide to waive all or a

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portion of its fees from the Fund for a number of reasons, such as attempting to make the Fund’s performance more competitive as compared to similar funds. The effect of any fee waivers in effect at the date of this Statement of Additional Information on the fees payable by the Fund is reflected in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Fund’s Prospectus. Existing voluntary fee waivers by the Fund Administrator may be terminated or reduced in amount at any time, and solely at the discretion of the Fund Administrator. Shareholders will be notified of any change on or about the time that it becomes effective.

The Fund and JPMDS have entered into an “omnibus account” arrangement, whereby the Fund is credited with a factor of 0.05% of the average daily assets of the Fund invested in the Portfolio. This credit serves to reduce the transfer agent expenses that would otherwise be charged to the Fund. For the fiscal year ended November 30, 2007 and for the period December 1, 2007 through December 31, 2007, the transfer agent expense was reduced under this arrangement by $51,525 and $4,036, respectively. Amounts shown for “Other Expenses” in the Annual Fund Operating Expenses table in the Prospectus reflect the reduction of the transfer agent expenses pursuant to this arrangement.

Custodian and Accounting Agent

JPMorgan Chase Bank (“JPMCB”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as the Portfolio’s custodian and as the fund accounting agent for the Portfolio. The Bank of New York, a subsidiary of the Bank of New York Mellon Corporation (“BNY”), 2 Hanson Place, Brooklyn, New York is responsible for holding the Fund’s securities and cash and maintaining the books of account and records of portfolio transactions.

Transfer Agent

PFPC Inc., PO Box 9769, Providence, RI, 02940-9769, is the transfer agent (the “Transfer Agent”) and dividend disbursing agent for the Fund. The Transfer Agent is responsible for maintaining account records detailing the ownership of the shares of the Fund and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm of the Portfolio is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10016. The Independent Registered Public Accounting Firm of the Fund is PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, reviews the Fund’s federal and state income tax returns and may provide other audit, tax and related services.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Fund through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares

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purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York Time at the address listed in the current Prospectus on any business day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Fund and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any business day will receive the net asset value determined at the close of regular business of the New York Stock Exchange (“NYSE”) on that day. Redemption orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly

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transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Prospectus, an investor may exchange shares of the Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

The Fund computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

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The NAV per share of the Fund is equal to the value of the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Because the Fund invests substantially all of its investable assets in the Portfolio, the Fund’s NAV depends on the NAV of the Portfolio. The Portfolio determines its NAV using the amortized cost of its securities, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Portfolio would receive upon the sale of the instrument.

The valuation of the Portfolio’s portfolio instruments based upon their amortized cost is subject to the Portfolio’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Portfolio will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Portfolio will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the SEC.

The Portfolio’s Board of Directors has established procedures designed to stabilize the Portfolio’s price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Portfolio’s holdings at such intervals as is deemed appropriate to determine whether the Portfolio’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Portfolio’s Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

Frequent Purchase and Redemption Arrangements

The Board of Trustees has chosen not to adopt a policy restricting frequent trading in shares of Managers Money Market Fund. The liquidity and short average maturity of the securities in which the Fund invests make it unlikely that the Fund or its shareholders will be harmed by frequent trading.

Dividends and Distributions

The Fund declares dividends and distributions daily and pays such dividends and distributions monthly as described in the Prospectus.

Shareholders will begin accruing dividends in the Fund beginning with the next calendar day following receipt of the purchase. If you make your purchase by wire, and the funds are received by the Transfer Agent by 3:00 P.M. New York Time, you will begin accruing dividends on the trade date of your purchase. Wires received by the Fund’s transfer agent after 3:00 P.M. New York Time will begin accruing dividends on the calendar day following your purchase. If your order to redeem shares of the Fund is received by the Fund’s transfer agent before 3:00 P.M. New York Time, you will not earn dividends on the trade date of your redemption. If your redemption order is received by the Fund’s transfer agent after 3:00 P.M. New York Time, your account will earn dividends through to and including the trade date of your redemption order.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

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CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code (as defined above), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Fund—in General

The Fund intends to meet the requirements necessary to qualify each year as a “regulated investment company” under Subchapter M of the Code. If the Fund so qualifies, it will pay no federal income tax on the earnings it distributes to shareholders and it will eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

In order to qualify as a regulated investment company, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets consists of cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a

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qualified publicly traded partnership. For purposes of meeting the diversification requirements in (b) above, in the case of the Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders (including Capital Gain Dividends, as defined below)

If the Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their “ordinary income” (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts.

For purposes of the excise tax, the Fund is treated as having distributed any amount on which it is subject to corporate income tax for any taxable year ending within the calendar year. A dividend paid to shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends to make sufficient distributions to avoid liability for the excise tax, although there can be no assurance that it will be able to do so.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.

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Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year will be treated by a shareholder receiving such excess distributions as a return of capital to the extent of such shareholder’s basis in its shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

The sale, exchange or redemption of Fund shares by a shareholder may give rise to a taxable gain or loss to that shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognized a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of

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whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their individual tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Fund Investments

Because the Fund invests in shares of the Portfolio (as defined above) taxed as a regulated investment company, its distributable income and gains will normally consist of distributions from the Portfolio and gains and losses on the disposition of shares of the Portfolio. To the extent that the Portfolio realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset net income or capital gains from other sources, if any) until it disposes of shares of the Portfolio. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Portfolio shares against its ordinary income (including distributions of any net short-term capital gains realized by the Portfolio).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of shares in the Portfolio that have generated losses. A wash sale occurs if shares of the Portfolio are sold by the Fund at a loss and the Fund acquires additional shares of the Portfolio within 30 days before or after the date of the sale. The wash-sale rules could defer loses in the Fund’s hands on sales of shares in the Portfolio (to the extent such sales are wash sales) or extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Portfolio, rather than investing in shares of the Portfolio. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Portfolio.

Depending on the Fund’s percentage ownership in the Portfolio both before and after a redemption of Portfolio shares, the Fund’s redemption of shares of such Portfolio may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Portfolio. This would be the case where the Fund holds a significant interest in the Portfolio and redeems only a small portion of such interest.

Certain investment and hedging activities of the Portfolio, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio’s securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Portfolio’s income. These rules could therefore affect the amount, timing and character of distributions to the Fund and cause differences between the Portfolio’s book income and taxable income.

Certain debt securities purchased by the Portfolio (such as STRIPS, CUBES, TRs, TIGRs, CATS and zero coupon bonds), are sold at original issue discount (“OID”) or acquisition discount. Generally, the amount of the OID or acquisition discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

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If the Portfolio holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions may be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. Such sales may occur at a time when the Portfolio’s investment adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. In the event the Portfolio realizes net capital gains from such transactions, its shareholders of the Fund may receive a larger capital gain distribution than they would in the absence of such transactions.

The Portfolio may invest directly or indirectly in residual interests in REMICs (as defined above) or taxable mortgage pools (“TMPs”). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Portfolio’s income (including income allocated to the Portfolio from a Real Estate Investment Trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

The Portfolio does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs, nor does the Portfolio intend to purchase directly residual interests in REMICs.

Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has underreported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO

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(as defined above) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

State and Local Taxes

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, the Fund may be subject to state and/or local taxes in other jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the Fund.

Non-U.S. Shareholders

Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt interest dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with

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respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether to make such designations. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain distributions for one year, i.e., for taxable years beginning before January 1, 2009. At the time of this filing, it is unclear whether the legislation will be enacted.

In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

General

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Fund. No attempt is made to present herein a complete explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUNDS IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

44

OTHER INFORMATION

Massachusetts Business Trust

The Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the Fund is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees and consent of the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

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The shareholders of the Trust are entitled to one vote for each share on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number of Trustees and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of such additional series, to the extent required by the 1940 Act.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end investment management company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a separate registered investment company with substantially the same investment objective as the Fund. Generally, when the Portfolio seeks a vote to change any of its fundamental restrictions or policies, the Fund will hold a shareholder meeting and cast its vote proportionally, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), of the portfolio on matters on which the shares of the Fund shall be entitled to vote.

The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Trust to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund into another pooled investment entity having the same investment objective and restrictions and policies as the Fund.

Certain changes in the Portfolio’s fundamental investment policies or restrictions, or a failure by the Fund’s shareholders to approve such change in the Portfolio’s investment restrictions, may require additional withdrawal of the Fund’s interest in the Portfolio. Any such withdrawal could result in a distribution in kind of the Portfolio’s portfolio securities, as opposed to a cash distribution, which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or may adversely affect the Fund’s liquidity, and the Fund could incur brokerage, tax or other changes in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

Additional Information

This Statement of Additional Information and the Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

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No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or MDI. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The audited Financial Statements and the Notes to the Financial Statements for the Fund, and the Report of Independent Registered Public Accounting Firm by PricewaterhouseCoopers LLP included in the Fund’s Annual Reports for the fiscal year ended November 30, 2007 and for the period December 1, 2007 through December 31, 2007, are incorporated by reference into this Statement of Additional Information. The Fund’s 2007 Annual Reports are available without charge by calling the Fund at (800) 835-3879, on the Fund’s website at www.managersinvest.com or on the SEC’s website at http://www.sec.gov.

The audited financial statements and the notes to the financial statements for the Portfolio, and the Report of Independent Registered Public Accounting Firm, in the Portfolio’s annual report to shareholders (Securities Act File No. 002-95973, Investment Company Act File No. 811-04236) for the fiscal year ended February 28, 2007, and the Portfolio’s semi-annual report to shareholders for the period from March 1, 2007 through August 31, 2007 are incorporated by reference into this Statement of Additional Information. The Portfolio’s annual and semi-annual reports are available without charge by calling Managers at (800) 835-3879 or on the SEC’s website at http://www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR’S RATINGS GROUP:

CORPORATE AND MUNICIPAL BONDS

AAA -	Debt rated AAA has the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A -	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB -	Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A -	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -	This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 -	The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor’s and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a “plus” (+) designation.

SP-2 -	The short-term tax-exempt note rating of SP-2 has satisfactory capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE (“Moody’s”):

CORPORATE AND MUNICIPAL BONDS

Aaa -	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best

A-1

bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 -	Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 -	The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody’s for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 -	MIG-2 rated notes are of high quality but with margins of protection ample although not as large as MIG-1.

MIG-3 -	MIG-3 rated notes are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of MIG-2 rated notes, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

A-2

PART C

To the Registration Statement of

The Managers Funds (the “Registrant” or the “Trust”)

Item 23.	Exhibits.

Exhibit No.	Description
a.1	Declaration of Trust dated November 23, 1987. (1)

a.2	Amendment No. 1 to Declaration of Trust dated January 23, 1989. (13)

a.3	Amendment No. 2 to Declaration of Trust dated April 10, 1991. (13)

a.4	Amendment No. 3 to Declaration of Trust dated May 12, 1993. (2)

a.5	Amendment No. 4 to Declaration of Trust dated June 30, 1993. (2)

a.6	Amendment No. 5 to Declaration of Trust dated December 22, 1993. (13)

a.7	Amendment No. 6 to Declaration of Trust dated December 8, 1997. (3)

a.8	Amendment No. 7 to Declaration of Trust dated April 20, 1999. (6)

a.9	Amendment No. 8 to Declaration of Trust dated March 3, 2000. (5)

a.10	Amendment No. 9 to Declaration of Trust dated May 1, 2001. (13)

a.11	Amendment No. 10 to Declaration of Trust dated June 4, 2003. (13)

a.12	Amendment No. 11 to Declaration of Trust dated July 28, 2003. (13)

a.13	Amendment No. 12 to Declaration of Trust dated September 12, 2003. (13)

a.14	Amendment No. 13 to Declaration of Trust dated May 20, 2006. (15)

a.15	Amendment No 14 to Declaration of Trust dated June 5, 2006. (15)

b.	By-Laws of the Trust dated November 23, 1987. (1)

c.	Instruments defining the rights of security holders with respect to the Registrant are contained in the Declaration of Trust (with subsequent amendments) and Bylaws that are incorporated by reference hereto.

d.1	Fund Management Agreement between Registrant and Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”), dated as of April 1, 1999. (4)

d.2	Subadvisory Agreement between Managers and Kalmar Investment Advisers with respect to Managers Small Company Fund dated May 1, 2000. (5)

d.3	Subadvisory Agreement between Managers and Epoch Investment Partners, Inc. with respect to Managers Small Company Fund. (13)

d.4	Subadvisory Agreement between Managers and Armstrong Shaw Associates Inc. with respect to Managers Value Fund (formerly, Managers Income Equity Fund) dated March 6, 2000. (5)

1

d.5	Subadvisory Agreement between Managers and Skyline Asset Management, L.P. with respect to Managers Special Equity Fund dated November 30, 2000. (6)

d.6	Subadvisory Agreement between Managers and Loomis, Sayles & Co., L.P. with respect to Managers Bond Fund dated December 21, 2000. (6)

d.7	Subadvisory Agreement between Managers and Rexiter Capital Management Limited with respect to Managers Emerging Markets Equity Fund dated March 23, 2001. (6)

d.8	Subadvisory Agreement between Managers and Lazard Capital Management LLC with respect to Managers International Equity Fund dated September 15, 2003. (9)

d.9	Subadvisory Agreement (as amended) between Managers and Osprey Partners Investment Management, LLC with respect to Managers Value Fund. (13)

d.10	Subadvisory Agreement (as amended) between Managers and Essex Investment Management Company, LLC with respect to Managers Essex Large Cap Growth Fund (formerly, Managers Capital Appreciation Fund). (13)

d.11	Subadvisory Agreement between Managers and Westport Asset Management, Inc. with respect to Managers Special Equity Fund. (13)

d.12	Form of Subadvisory Agreement between Managers and Lord, Abbett and Co. LLC with respect to Managers Special Equity Fund. (filed herewith)

d.13	Subadvisory Agreement (as amended) between Managers and Donald Smith & Co., Inc. with respect to Managers Special Equity Fund. (13)

d.14	Subadvisory Agreement (as amended) between Managers and Veredus Asset Management LLC with respect to Managers Special Equity Fund. (13)

d.15	Subadvisory Agreement (as amended) between Managers and Bernstein Investment Research and Management with respect to Managers International Equity Fund. (13)

d.16	Subadvisory Agreement (as amended) between Managers and Wellington Management Company LLP with respect to Managers International Equity Fund. (13)

d.17	Subadvisory Agreement (as amended) between Managers and Loomis, Sayles and Company, L.P. with respect to Managers Global Bond Fund. (13)

d.18	Form of Subadvisory Agreement between Managers and Smith Asset Management Group, L.P. with respect to Managers Special Equity Fund. (filed herewith)

d.19	Management Fee Waiver with respect to Managers Global Bond Fund. (16)

e.1	Distribution Agreement between Registrant and Managers Distributors, Inc., dated as of April 1, 2001. (6)

f.	Not Applicable.

g.	Custodian Agreement between the Registrant and The Bank of New York Mellon Corporation, dated August 5, 2002. (7)

h.1	Administration and Shareholder Servicing Agreement between Managers and the Registrant dated April 1, 1999. (4)

2

h.2	License Agreement Relating to the Use of Name between the Registrant and Managers dated April 1, 1999. (4)

h.3	Transfer Agency Services Agreement between the Registrant and PFPC, Inc. (10)

h.4	Form of Amendment to Transfer Agency Services Agreement between the Registrant and PFPC Inc. dated January 1, 2008. (filed herewith)

h.5	Service Agreement between the Registrant and JPMorgan Chase Bank, N.A. with respect to Managers Money Market Fund. (13)

h.6	Assignment Agreement among the Registrant, JPMorgan Chase Bank, N.A. and JPMorgan Distribution Services, Inc. relating to the Administrative Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. (13)

h.7	Form of Assignment Agreement among the Registrant, on behalf of the Managers Money Market Fund, JPMorgan Distribution Services, Inc., and Managers relating to the Administrative Services Agreement between the Registrant and JPMorgan Distribution Services, Inc.. (filed herewith)

i.	Opinion and Consent of Shereff, Friedman, Hoffman & Goodman, LLP dated September 27, 1990. (1)

j.1	Consent of PricewaterhouseCoopers LLP. (filed herewith)

j.2	Power of Attorney for the Trustees and Certain Officers of the Registrant. (filed herewith)

j.3	Powers of Attorney for the Trustees and Certain Officers of JPMorgan Trust II. (filed herewith)

k.	Not Applicable.

l.	Not Applicable.

m.	Form of Rule 12b-1 Plan with respect to R Shares of Managers Special Equity Fund and Managers International Equity Fund. (filed herewith)

n.	Rule 18f-3 Plan with respect to Managers Special Equity Fund and Managers International Equity Fund. (16)

o.	Reserved.

p.1	Code of Ethics of Registrant. (5)

p.2	Code of Ethics of Managers and Managers Distributors, Inc. (15)

p.3	Code of Ethics of Armstrong Shaw Associates Inc. (filed herewith)

p.4	Code of Ethics of Essex Investment Management Company, LLC. (filed herewith)

p.5	Code of Ethics of Kalmar Investment Advisers. (filed herewith)

p.6	Code of Ethics of Lord, Abbett & Co. LLC. (filed herewith)

p.7	Code of Ethics of Westport Asset Management, Inc. (15)

p.8	Code of Ethics of Skyline Asset Management, L.P. (filed herewith)

3

p.9	Code of Ethics of Lazard Asset Management LLC. (filed herewith)

p.10	Code of Ethics of Rexiter Capital Management Limited. (14)

p.11	Code of Ethics of Loomis, Sayles & Company, L.P. (filed herewith)

p.12	Code of Ethics of Osprey Partners Investment Management, LLC. (15)

p.13	Code of Ethics of Donald Smith & Co., Inc. (16)

p.14	Code of Ethics of Bernstein Investment Research & Management. (16)

p.15	Code of Ethics of Wellington Management Company, LLP. (15)

p.16	Code of Ethics of Veredus Asset Management, LLC. (11)

p.17	Code of Ethics of JPMorgan Investment Advisors, Inc. (12)

p.18	Code of Ethics of Epoch Investment Partners, Inc. (15)

p.19	Code of Ethics of Smith Asset Management Group, L.P.. (16)

(1)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed September 28, 1990).
(2)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed November 5, 1993).
(3)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 29, 1998).
(4)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 1, 1999).
(5)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-3752 (filed May 1, 2000).
(6)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 28, 2001).
(7)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed February 28, 2003).
(8)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed July 30, 2003).
(9)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed December 10, 2003).
(10)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 16, 2005).
(11)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 2, 2005).

4

(12)	Filed as an exhibit to the Registration Statement of JPMorgan Trust II on Form N-1A, Registration Nos. 002-95973 and 811-4236 (filed December 16, 2004).
(13)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 31, 2006).
(14)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 1, 2006).
(15)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 30, 2007).
(16)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 30, 2007).

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Sections 2.9(d) and (f), Article IV Sections 4.1-4.3 and Section 8.3(b) of the Registrant’s Declaration of Trust dated November 23, 1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons. These aforementioned Sections are reproduced below:

Section 2.9. Miscellaneous Powers.

The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents, Investment Advisors, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Advisor, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

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Section 4.2. Non-liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee’s duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or aid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

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(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding. Section 8.3. Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 26.	Business and Other Connections of Investment Advisor.

Managers Investment Group LLC (f/k/a The Managers Funds LLC) (“Managers”), a registered investment adviser, serves as investment manager to the Trust. Managers is an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. Managers serves as an investment manager to investment companies registered under the 1940 Act and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers Investment Group LLC, are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

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Managers hires Subadvisor(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below.

Subadvisor	File Number	Funds
Armstrong Shaw Associates Inc.	801-20597	Managers Value Fund

Epoch Investment Partners, Inc.	801-63118	Managers Small Company Fund

Essex Investment Management Company, LLC*	801-55496	Managers AMG Essex Large Cap Growth Fund

Kalmar Investment Advisers	801-53608	Managers Small Company Fund

Lord, Abbett & Co. LLC	801-6997	Managers Special Equity Fund

Westport Asset Management, Inc.	801-21845	Managers Special Equity Fund

Skyline Asset Management, L.P.*	801-49603	Managers Special Equity Fund

Lazard Asset Management LLC	801-61701	Managers International Equity Fund

Rexiter Capital Management Limited	801-55470	Managers Emerging Markets Equity Fund

Loomis, Sayles & Company, L.P.	801-170	Managers Bond Fund; Managers Global Bond Fund

Osprey Partners Investment Management, LLC	801-55893	Managers Value Fund

Donald Smith & Co., Inc.	801-10798	Managers Special Equity Fund

Bernstein Investment Research & Management	801-56720	Managers International Equity Fund

Wellington Management Company, LLP	801-15908	Managers International Equity Fund

Veredus Asset Management, LLC	801-55565	Managers Special Equity Fund

Smith Asset Management Group, L.P.	801-50835	Managers Special Equity Fund

*	Essex and Skyline are each majority owned by AMG and are each an affiliate of the Registrant.

Item 27.	Principal Underwriters.

(a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, Managers Trust I and Managers Trust II.

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(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds
Nathaniel Dalton c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	Trustee

Daniel J. Shea c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director and Secretary	None

John Streur c/o Managers Investment Group LLC 333 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	President	President and Trustee

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer	Treasurer, Chief Financial Officer, and Principal Accounting Officer

Keitha L. Kinne c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Vice-President	Chief Operating Officer; Chief Investment Officer

(c) Not Applicable.

Item 28.	Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by the Registrant, each Subadvisor, and the listed entities at the following offices:

(1)	At the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York, New York 11217 and at the offices of the Transfer Agent, PFPC, Inc., 670 Moore Road, King of Prussia, Pennsylvania 194606.

(2)	Armstrong Shaw Associates, Inc., 45 Grove Street, New Canaan, CT 06840.

(3)	Bernstein Investment Research and Management, 1345 Avenue of the Americas, New York, NY 10105-2708.

(4)	Donald Smith & Co., Inc., 152 W 57th Street, 22nd Floor, New York, NY 10019.

(5)	Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, NY 10019.

(6)	Essex Investment Management Company, LLC, 125 High Street, Boston, MA 02110.

(7)	JPMorgan Investment Advisors, Inc., 245 Park Avenue, New York, NY 10167.

(8)	Kalmar Investment Advisers, Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

(9)	Lazard Asset Management LLC, 30 Rockefeller Plaza, 59th Floor, New York, NY 10036.

(10)	Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111.

(11)	Lord, Abbett & Co., LLC, 90 Hudson Street, 11th Floor, Jersey City, New Jersey 07302.

(12)	Osprey Partners Investment Management, LLC, Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, NJ 07702.

(13)	Rexiter Capital Management Limited, 80 Cannon Street, London, England EC4N 6HL.

(14)	Skyline Asset Management, L.P., 311 South Wacker Drive, 45th Floor Suite 4500, Chicago, IL 60606.

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(15)	Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150, Dallas, TX 75201.

(16)	Veredus Asset Management, LLC, 6060 Dutchmans Lane, One Paragon Centre, Suite 320, Louisville, KY 40205.

(17)	Westport Asset Management, Inc., 253 Riverside Avenue, Westport, CT 06880.

(18)	Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

Item 29.	Management Services.

Not applicable.

Item 30.	Undertakings.

(a) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(b) If requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, The Managers Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk, and State of Connecticut, on the 28th day of March, 2008.

THE MANAGERS FUNDS

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Jack W. Aber*	Trustee	March 28, 2008
Jack W. Aber

/s/ William E. Chapman, II*	Trustee	March 28, 2008
William E. Chapman, II

/s/ Nathaniel Dalton*	Trustee	March 28, 2008
Nathaniel Dalton

/s/ Edward J. Kaier*	Trustee	March 28, 2008
Edward J. Kaier

/s/ Steven J. Paggioli*	Trustee	March 28, 2008
Steven J. Paggioli

/s/ Eric Rakowski*	Trustee	March 28, 2008
Eric Rakowski

/s/ Thomas R. Schneeweis*	Trustee	March 28, 2008
Thomas R. Schneeweis

/s/ John Streur*	Trustee and President	March 28, 2008
John Streur

/s/ Donald S. Rumery	Treasurer and Chief Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	March 28, 2008
Donald S. Rumery

*By:	/s/ Donald S. Rumery
Donald S. Rumery
Pursuant to Powers of Attorney filed herewith
Date: March 28, 2008

THE MANAGERS FUNDS

EXHIBIT INDEX

Exhibit No.	Description
d.12	Form of Subadvisory Agreement between Managers and Lord, Abbett and Co. LLC with respect to Managers Special Equity Fund.

d.18	Form of Subadvisory Agreement between Managers and Smith Asset Management Group, L.P. with respect to Managers Special Equity Fund.

h.4	Form of Amendment to Transfer Agency Services Agreement between the Registrant and PFPC Inc.

h.7	Form of Assignment Agreement among the Registrant, on behalf of the Managers Money Market Fund, JPMorgan Distribution Services, Inc., and Managers Investment Group LLC.

j.1	Consent of PricewaterhouseCoopers LLP.

j.2	Power of Attorney for the Trustees and Certain Officers of the Registrant.

j.3	Power of Attorney for the Trustees and Certain Officers of JPMorgan Trust II.

m.	Form of Rule 12b-1 Plan with respect to R Shares of Managers Special Equity Fund and Managers International Equity Fund.

p.3	Code of Ethics of Armstrong Shaw Associates Inc.

p.4	Code of Ethics of Essex Investment Management Company, LLC.

p.5	Code of Ethics of Kalmar Investment Advisers.

p.6	Code of Ethics of Lord, Abbett & Co. LLC.

p.8	Code of Ethics of Skyline Asset Management, L.P.

p.9	Code of Ethics of Lazard Asset Management LLC.

p.11	Code of Ethics of Loomis, Sayles & Company, L.P.